As filed with the U.S. Securities and Exchange Commission on April 19, 2007

Registration Nos. 333 – 137572

811 – 07545

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 2	☒
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO.	☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

Prudential Plaza

751 Broad Street

Newark, New Jersey 07102-37777

(973) 802-7333

(Address and telephone number of Depositor)

Michael J. Scharpf

Vice President and Corporate Counsel

The Prudential Insurance Company of America

290 West Mount Pleasant Avenue

Livingston, New Jersey 07039-2729

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b).
☒	on May 1, 2007 pursuant to paragraph (b) of rule 485.
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on pursuant to paragraph (a)(1).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

May 1, 2007

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

PRUBENEFIT SELECTSM

Group Flexible Premium Variable Universal Life Insurance Contract

This prospectus describes the PruBenefit SelectSM group flexible premium variable universal life insurance contract (the “Group Contract”), offered by The Prudential Insurance Company of America (“Prudential”) solely to Employers or to trusts established by Employers (each, a “Contract Holder”). Each Group Contract will provide life insurance (a “Coverage”) on Employees (each, a “Covered Person”) of an Employer. The Contract Holder will generally be the sole beneficiary of each Coverage and have all rights and privileges under the Group Contract including the right to assign a Coverage to a Covered Person. The Contract Holder must agree to use the proceeds of each Coverage to finance the cost of employee benefits which may include non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits.

The Contract Holder may choose to allocate the Group Contract’s premiums and its earnings to one or more of the available Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). For a list of the available Funds in which Variable Investment Options invest, their investment objectives and their investment advisers, see The Variable Investment Options.

The Contract Holder may also choose to allocate the Group Contract’s premiums and its earnings to the Fixed Interest Rate Option, which pays a guaranteed interest rate. See The Fixed Interest Rate Option.

Read this Prospectus. Read this prospectus before purchasing the Group Contract. Keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that the Group Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Investment in a variable universal life insurance contract is subject to risk, including the possible loss of principal. An investment in PruBenefit SelectSM is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Prudential Insurance Company of America

13001 County Road 10

Plymouth, MN 55442

Telephone (800) 286-7754

PruBenefit SelectSM is a service mark of Prudential.

PROSPECTUS CONTENTS

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Expenses of the Funds

The following tables describe the fees and expenses that the Contract Holder could pay when buying, owning and surrendering the Group Contract or any Coverage. Prudential’s current fees and expenses may be lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum and current fees and expenses that the Contract Holder will pay at the time it purchases the Group Contract or any Coverage, makes a premium payment, surrenders the Group Contract or any Coverage, or transfers amounts between Variable Investment Options.

Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deductible	Current Amount Deducted

Premium Load[1]	Deducted from premium payments	8.50% of each Target Premium and 2.00% of Excess Premium[2]	8.50% of each Target Premium and 2.00% of Excess Premium[3]

Surrender Charge	Deducted upon Surrender	0	0

Transfer Charge	Each transfer exceeding 12 per Coverage in any Coverage Year	$25	$25

1 The Premium Load includes an amount to cover the cost of commissions; advertising and the printing and distribution of prospectuses and sales literature; any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of the premium received by Prudential. In Oregon, this is called a premium based administrative charge. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

2 The Maximum Amount Deductible is reduced to 3.75% of each Target Premium and 2.00% of Excess Premium in Coverage Years five through nine. The Maximum Amount Deductible for any premium received in Coverage Years 10 and later is 3.75% of the premium received. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

3 The Current Amount Deducted is reduced to 3.75% of each Target Premium and 2.00% of Excess Premium in Coverage Years five through nine. The Current Amount Deducted for any premium received in Coverage Years 10 and later is 3.75% of the premium received. The Premium Load may be reduced where it is expected that the amount or nature of a particular Group Contract will result in savings of sales or other costs. See Reduction of Charges.

The second table describes the maximum and current Group Contract fees and expenses that the Contract Holder will pay periodically during the time it owns the Group Contract, not including the Funds’ fees and expenses.

Periodic Contract Charges other than the Funds’ Fees and Expenses
Charge	When Charge is Deducted	Maximum Amount Deductible	Current Amount Deducted

Cost of Insurance (“COI”) for the Basic Insurance[1]	Monthly	$83 per $1,000 of Net Amount at Risk (“NAR”)

Minimum amount deducted is $0 per $1,000.

The charge in Coverage Year 2 for a representative Covered Person, preferred non-smoker male with Attained Age 45 in the Guaranteed Issue Underwriting Class is $0.15 per $1,000.

COI for the Target Term Insurance[2]	Monthly	$83 per $1,000 of Net Amount at Risk (“NAR”)

Minimum amount deducted is $0 per $1,000.

The charge in Coverage Year 2 for a representative Covered Person, preferred non-smoker male with Attained Age 45 in the Guaranteed Issue Underwriting Class is $0.09 per $1,000.

Mortality and Expense Risk Charge[3]	Monthly	0.04% of assets in Variable Investment Options	0.02% of assets in the Variable Investment Options[4]

Net Interest on Loans[5]	Annually	1%	1%

Administrative Charge	Monthly	$10 per Covered Person	$10 per Covered Person[6]

Administrative Charge for Increases to Basic Insurance	Each Transaction	$25 per transaction	$0

1 The current COI charge for the Basic Insurance varies based on the individual characteristics of the Covered Person, including such characteristics as: age, gender, Underwriting Class, Extra Rating Class, if any, smoker status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person age 99. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

2 The current COI charge for the Target Term Insurance varies based on the individual characteristics of the Covered Person, including such characteristics as: age, gender, Underwriting Class, Extra Rating Class, if any, smoker status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person age 99. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

3 The Mortality and Expense Risk Charge is deducted from each Coverage Fund on each Monthly Date based on the amount invested in the Variable Investment Options on that Monthly Date. See Mortality and Expense Risk Charge.

4 The current monthly Mortality and Expense Risk Charge is reduced from 0.02166667% to 0.015% of assets in Variable Investment Options in Coverage Years 10 and later. Prudential will reassess this charge annually, subject to the maximum mortality and expense risk charge. Any increase would apply to all Group Contracts, and Prudential will provide prior notice of any increase to Contract Holders.

5 The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate. See Loans.

6 The Administrative charge may be reduced where it is expected that the amount or nature of a particular Group Contract will result in savings of administrative or other costs. See Reduction of Charges.

Expenses of the Funds

This table shows the minimum and maximum total operating expenses charged by the Funds that the Contract Holder will pay periodically during the time it has allocated Net Premiums and earnings to the corresponding Variable Investment Options. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.20%	3.72%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Contract

PruBenefit SelectSM is a form of group flexible premium variable universal life insurance. The Group Contract provides life insurance coverage on each individual identified as a Covered Person. Each Covered Person must consent in writing to be insured and must meet Prudential’s underwriting requirements as set forth in the Group Contract. Prudential establishes a Death Benefit and Coverage Fund with respect to each Covered Person. The Contract Holder may allocate Net Premiums and earnings to one or more of the available Variable Investment Options or in the Fixed Interest Rate Option. The value of each Death Benefit and Coverage Fund changes every day according to the investment performance of the Variable Investment Options to which the Contract Holder has allocated Net Premiums. The aggregate value of the Coverage Funds equals the Group Contract’s aggregate Cash Value.

Although the value of each Coverage Fund will increase if there is favorable investment performance in the Variable Investment Options, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of each Coverage Fund will decrease. The risk will be different, depending upon which Variable Investment

Option(s) the Contract Holder chooses. The Contract Holder bears the risk of any decrease in value. If the Contract Holder selects the Fixed Interest Rate Option, Prudential credits each Coverage Fund with a declared rate of interest, but the Contract Holder assumes the risk that the rate may change, although it will never be lower than an effective annual rate of 2% or the rate required by law. Transfers into and out of the Fixed Interest Rate Option are subject to strict limits.

Some features described in this prospectus may not be available in some states.

Basic Insurance

The Basic Insurance is determined with respect to each Covered Person based on his or her age, sex and Underwriting Class at the time the Contract Holder purchases the Coverage. The Basic Insurance will remain in force so long as premiums and other charges are paid as described in the Group Contract.

Target Term Insurance

Prudential permits the Contract Holder to purchase additional insurance (“Target Term Insurance”) with respect to each Covered Person. Unlike Basic Insurance, Target Term Insurance on each Covered Person will terminate when such Covered Person reaches Attained Age 100.

Currently, Prudential assesses lower sales loads on the Target Term Insurance and the current Cost of Insurance for each Covered Person is also lower in the first 10 years. As a result, in the early years of a Coverage, the Cash Value for a particular Coverage with Target Term Insurance is generally higher than it would be if the Coverage were all Basic Insurance and no Target Term Insurance. However, in later years, the Cash Value may be lower than it would be if the Coverage were all Basic Insurance and no Target Term Insurance, as the cost of Target Term Insurance is higher in later years.

There are various factors to consider regarding Target Term Insurance. Prudential pays significantly lower commissions on a Coverage with Target Term Insurance than on a Coverage without Target Term Insurance with the same initial Death Benefit and premium payments. This may provide a financial incentive for a broker or agent to promote the sale of a Coverage without Target Term Insurance. Not all Group Contract benefits are available to Group Contracts issued with Target Term Insurance. For the factors to consider when adding Target Term Insurance to a Coverage, see TARGET TERM INSURANCE.

Types of Death Benefits Available Under the Group Contract

The Contract Holder may choose a different type of Death Benefit for each Coverage. There are three types of Death Benefit available:

Type A (fixed) Death Benefit under which the death benefit generally remains at the Coverage Amount that the Contract Holder initially chooses. The Coverage Fund, described below, may grow to a point where the Type A Death Benefit may increase and vary with the investment experience of the Variable Investment Options. The Coverage Fund makes up part of the Coverage Amount; the balance come from Prudential’s general account.

Type B (variable) Death Benefit under which the death benefit will vary with the investment experience of the Variable Investment Options. For Type A and Type B Death Benefits, as long as the Coverage is in force, the Death Benefit will never be less than the Coverage Amount shown on the Benefit Summary Report for such Covered Person. Prudential pays the Coverage Amount from its general account. The Coverage Fund is added to the Coverage Amount to make up the total Death Benefit.

Type C (return of premium) Death Benefit under which the death benefit is generally equal to the Coverage Amount plus the total premiums paid for such Coverage, less withdrawals, accumulated at an interest rate between 0% and 8%, in  1/2% increments, chosen by the Contract Holder. The Coverage Fund makes up part of the Coverage Amount; the balance comes from Prudential’s general account.

With any type of Death Benefit, the death benefit may be increased to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See Types of Death Benefit and Changing the Type of Death Benefit.

Increasing or Decreasing Insurance Amounts

Subject to conditions determined by Prudential after the Issuance of the Group Contract, the Contract Holder may increase or decrease the amount of insurance for any Coverage. Each Coverage will be subject to its own monthly deductions. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.

Prudential may decline a request to increase or decrease an insurance amount if Prudential determines it would cause the Coverage to fail to qualify as life insurance for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Basic Insurance and/or Target Term Insurance, if any, is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Coverage will be classified as a Modified Endowment Contract. See TAXES.

The Coverage Fund

There is a Coverage Fund with respect to each Covered Person. The Coverage Fund is funded by Net Premium payments and is paid out as a part of the Death Benefit. Coverage Fund values change daily, reflecting: (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Interest Rate Option; and (3) interest credited on any Loan Account (currently 4%). The Coverage Fund values also change to reflect the receipt of premium payments, charges deducted from premium payments, withdrawals, and the monthly deductions described under CHARGES AND EXPENSES. For information about interest on any loan amount, see Loans.

Premium Payments

Except for the Minimum Initial Premium and subject to a minimum, currently $1,000, for any subsequent payment, the Contract Holder chooses the timing and amount of premium payments. A Coverage will remain in force if its Coverage Fund is greater than an amount equal to the total charges for one month and more than any Coverage Debt. Paying insufficient premiums, poor investment results or the taking of loans or withdrawals from any Coverage will increase the possibility that such Coverage will lapse. See PREMIUMS and LAPSE AND REINSTATEMENT.

If the Contract Holder pays more premium for a Coverage than permitted under Section 7702A of the Internal Revenue Code, such Coverage will be classified as a Modified Endowment Contract, which will affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When the Contract Holder applies for the Group Contract, the Contract Holder instructs Prudential how to allocate its Net Premiums. The Contract Holder may change the way in which subsequent Net Premiums are allocated by giving written notice to Prudential as provided in the Group Contract. See Allocation of Premiums.

The initial Net Premium is applied to each Covered Person’s Coverage Fund as of the Coverage Effective Date. Prudential will apply the initial premium to each Coverage Fund as of the end of the Valuation Period in which it is received in Good Order at Prudential as provided in the Group Contract.

The charge for Premium Loads will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at Prudential as provided in the Group Contract, in accordance with the allocation previously designated by the Contract Holder.

Investment Choices

The Contract Holder may choose to allocate the Group Contract’s Net Premiums and its earnings to one or more of the available Variable Investment Options. The Contract Holder may also allocate to the Fixed Interest Rate Option. See The Variable Investment Options and The Fixed Interest Rate Option. The Contract Holder may transfer money among investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

Prudential may add or remove the available Variable Investment Options in the future and may change the provisions applicable to the Fixed Interest Rate Option.

Transfers Among Investment Options

The Contract Holder may, up to 20 times for each Coverage each Coverage Year, transfer amounts among the Variable Investment Options or to the Fixed Interest Rate Option. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Coverage Year. Certain Funds may have additional restrictions. Transfers into and out of the Fixed Interest Rate Option for each Coverage are subject to strict limits.

Prudential may prohibit transfer requests it determines to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived. Each transfer must be made by written notice in a form acceptable to Prudential.

See Transfers/Restrictions on Transfers and Dollar Cost Averaging.

Access to Coverage Values

While the Covered Person is living, the Contract Holder may surrender a Coverage for its Surrender Value, which is the Coverage Fund minus any Coverage Debt plus, if applicable, any amount paid under the Return of Charges provision. If the Contract Holder surrenders the Coverage within the first eight Coverage Years and such Coverage is not in default, the Contract Holder may be entitled to a return of a portion of charges. See Return of Charges. Surrender of a Coverage may have tax consequences. See Surrender and TAXES.

Under certain circumstances, the Contract Holder may withdraw a part of a Coverage’s Surrender Value without surrendering the Coverage. The amount withdrawn must be at least $5,000 per withdrawal. Withdrawal of the Surrender Value may have tax consequences. See Withdrawals and TAXES.

Loans on Coverage Funds

The Contract Holder may borrow money from Prudential using one or more Coverage Funds as security for the loan, provided that the related Coverages are not in default. The maximum loan amount for each Coverage is equal to the Cash Value, less existing Coverage Debt, less the total charges for one month, subject to any state requirement. Loans are not permitted from a Coverage that has already lapsed. The minimum loan amount the Contract Holder may borrow is generally $5,000, but may be lower in some states. See Loans.

Canceling the Contract (“Free-Look”)

Generally, the Contract Holder may return the Group Contract for a refund within 10 days after the Contract Holder receives it or within any longer period of time required by state law. In general, the Contract Holder will receive a refund of all premium payments made, less applicable income tax withholding. If applicable law permits a market value Free-Look, the Contract Holder will receive the aggregate Coverage Fund value, which includes any investment results, plus the amount of any insurance charges that have been deducted, less applicable income tax withholding. A Group Contract returned according to this provision shall be deemed void from the beginning. No allocation to the Variable Investment Options during the Free-Look period is permitted where state law mandates the refund of premium payments. At Prudential’s discretion and where permitted by state law, the Contract Holder may waive its right to return the Group Contract during the Free-Look period. With Prudential’s consent, the Contract Holder may allocate Net Premiums to the Variable Investment Options immediately upon waiving the Free-Look right.

SUMMARY OF CONTRACT RISKS

Contract Values are Not Guaranteed

The Contract Holder’s benefits, including life insurance, are not guaranteed but may be entirely dependent on the investment performance of the Variable Investment Options selected by the Contract Holder. The value of each Coverage Fund rises and falls with the performance of the investment options chosen by the Contract Holder and the charges that Prudential deducts. Poor investment performance could cause one or more Coverages to lapse and the Contract Holder could lose the insurance coverage.

The Variable Investment Options chosen by the Contract Holder may not perform to expectations. Investing in the Group Contract involves risks including the possible loss of the Contract Holder’s entire investment. Only the Fixed Interest Rate Option provides a minimum guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Interest Rate Option.

Increase in Charges

In several instances Prudential will use the terms maximum charge and current charge. The maximum charge in each instance is the highest charge that Prudential may make under the Group Contract. The current charge in each instance is the amount that Prudential now charges, which may be lower than the maximum charge. If circumstances change, Prudential may increase each current charge, up to the maximum charge, without giving any advance notice.

Coverage Lapse

Each month Prudential determines the value of each Coverage Fund. If any Coverage Fund is less than an amount equal to total charges for one month, that Coverage lapses. A Coverage will also lapse if at any time the Coverage Debt equals or exceeds the Coverage Fund. See Loans. Should either event occur, Prudential will notify the Contract Holder of the required payment to prevent such Coverage from terminating. The Contract Holder’s payment must be received by Prudential within the 61-day grace period after the notice of lapse is mailed or the Coverage will end and have no value. See LAPSE AND REINSTATEMENT. If the Contract Holder has an outstanding loan when a Coverage lapses, the Contract Holder may have taxable income as a result. See Pre-Death Distributions.

Risks of Using the Group Contract as a Short-Term Savings Vehicle

The Group Contract is designed to provide benefits on a long-term basis. Consequently, the Contract Holder should not purchase the Group Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Group Contract, the Contract Holder should decide carefully whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Because the Group Contract provides for an accumulation of Cash Value as well as a Death Benefit, the Contract Holder may wish to use it for various insurance planning purposes. Purchasing the Group Contract for such purposes may involve certain risks.

If the Variable Investment Options chosen by the Contract Holder perform poorly, if the Contract Holder does not pay sufficient premiums, or if the Contract Holder accesses the values in any Coverage through withdrawals or loans, one or more Coverages may lapse or the Contract Holder may not accumulate the funds needed.

Risks of Taking Withdrawals

If a Coverage meets certain requirements, the Contract Holder may make withdrawals from a Coverage’s Surrender Value while such Coverage is in force. The amount withdrawn must be at least $5,000. The withdrawal amount is limited by the requirement that the affected Coverage’s Net Cash Value after withdrawal may not be less than an amount equal to the total charges for one month. Withdrawal of the Surrender Value may have tax consequences. See Withdrawals and TAXES.

Tax Treatment of Contract Benefits

Whenever a Contract Holder makes a withdrawal, Prudential will immediately reduce the Death Benefit by at least the amount of the withdrawal. Withdrawals under Type B (variable) Death Benefit and Type C (return of premium) Death Benefit will generally not change the Coverage Amount. However, under a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Coverage up to the withdrawal amount. Prudential will reduce the Basic Insurance and Target Term Insurance, if any, proportionately using a formula to ensure that the affected Coverages continue to satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code. Prudential will not permit a withdrawal from a Type A (fixed) Death Benefit if it would result in a Coverage less than the Minimum Coverage Amount specified in the Group Contract. See REQUIREMENTS FOR ISSUANCE OF A COVERAGE. If the Basic Insurance is decreased, there is a possibility that the Coverage might be classified as a Modified Endowment Contract. Accessing the values in a Coverage through withdrawals may significantly affect current and future coverage values or proceeds and may increase the chance that a Coverage will lapse. Before making any withdrawal that causes a decrease in the Coverage Amount, the Contract Holder should consult with its tax adviser and its registered representative. See Withdrawals and TAXES.

Limitations on Transfers

Transfer limitations apply to each Coverage, rather than on a Group Contract basis. Transfers are limited to 20 per Coverage each Coverage Year and a charge of $25 applies to each transfer after the twelfth. Certain Funds may have additional restrictions. Transfers into and out of the Fixed Interest Rate Option are subject to strict limits.

Currently, certain transfers effected systematically under a dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers per Coverage Year. See Dollar Cost Averaging.

Generally, only one transfer from the Fixed Interest Rate Option is permitted per Coverage each Coverage Year. The maximum amount the Contract Holder may transfer out of the Fixed Interest Rate Option each year is the greater of 25% of the largest amount in the Fixed Interest Rate Option over the last four years or $2,000. If the Contract Holder’s balance is less than $2,000, then any transfer request must be for the total balance.

Prudential may modify the Contract Holder’s right to make transfers by restricting the number, timing and/or amount of transfers Prudential finds to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations on Surrender of Coverage

The Contract Holder may surrender any Coverage at any time for its Surrender Value while the Covered Person is living. The Surrender Value of a surrendered Coverage will be determined as of the end of the Valuation Period in which such a request is received at Prudential in Good Order. In addition, the surrender of a Coverage may have tax consequences. See TAXES. Surrendering the Group Contract will surrender all Coverages at once.

Risks of Taking a Loan

Accessing the values in a Coverage through loans may significantly affect current and future values or Death Benefit proceeds and may increase the chance that one or more Coverages will lapse. A Coverage will lapse if, at any time, the Coverage Debt equals or exceeds the Coverage Fund. If a Coverage lapses or is surrendered, the amount of unpaid Coverage Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the applicable Coverage Fund. If a Coverage is a Modified Endowment Contract for tax purposes, taking a loan may have tax consequences. See TAXES.

Tax Consequences of Buying the Group Contract

Each Coverage is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code using the Cash Value Accumulation Test. Under the Cash Value Accumulation Test, there is a minimum Death Benefit to Cash Value ratio. Prudential may refuse to accept a premium payment that would, in Prudential’s sole determination, cause any Coverage to fail to qualify as life insurance. Prudential also has the right to refuse to accept any payment that increases the Death Benefit by more than it increases the related Coverage Fund. Although Prudential believes that each Coverage should qualify as life insurance for tax purposes, there are some uncertainties particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, Prudential may make changes, which will be applied uniformly to all Contract Holders after advance written notice, that Prudential deems necessary to insure that the Group Contract and each Coverage will qualify as life insurance.

Although current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract, the Death Benefit paid to the Employer will generally be taxable as ordinary income to the extent it exceeds cost basis unless the Employer follows certain prescribed requirements related to the Group Contract. These requirements are described in greater detail in TAXES.

In addition, the Contract Holder generally is not subject to taxation on any increase in the contract value until and if it is withdrawn. Generally, the Contract Holder is taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal, as well as any amounts taken as loans, in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. A Coverage could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance is made to any Coverage. An increase in the Coverage Amount may also cause a Coverage to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase. Prudential will notify the Contract Holder if a premium payment or a reduction in a Coverage Amount would cause a Coverage to become a Modified Endowment Contract, and advise the Contract Holder of its options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts paid to the Contract Holder before a Covered Person’s death, including loans and withdrawals, are included in income to the extent that the Coverage Fund exceeds the premiums paid for such Coverage increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Coverage that meets the definition of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that such Coverage became a Modified Endowment Contract.

All Modified Endowment Contracts issued by Prudential to the Contract Holder during the same calendar year are treated as a single Group Contract for purposes of applying these rules. See TAXES.

Any taxable income on pre-death distributions from a Modified Endowment Contract, including full surrenders, is subject to a penalty of 10%. If Coverage has been assigned to a Covered Person, the 10% penalty does not apply if the amount is received on or after age 59 1/2, on account of a Covered Person becoming disabled or if the distribution is as a life annuity. It is presently unclear how the penalty tax provisions apply to Group Contracts owned by businesses.

If the Contract Holder transfers or assigns a Coverage to a Covered Person or for the benefit of a Covered Person, there may be gift, estate and/or income tax consequences. The Contract Holder’s particular situation or that of its beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the Covered Person dies. See TAXES - Other Tax Considerations.

Replacement of the Group Contract

The replacement of life insurance is generally not in the best interest of the Contract Holder. In most cases, if the Contract Holder requires additional coverage, the benefits of the existing Group Contract can be protected by purchasing additional insurance. If the Contract Holder is considering replacing a Group Contract, the Contract Holder should compare the benefits and costs of supplementing its existing Group Contract with the benefits and costs of purchasing the Group Contract described in this prospectus and the Contract Holder should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

The Contract Holder may choose to allocate its Group Contract’s Net Premiums and its earnings to one or more of the available Variable Investment Options. The Contract Holder may also allocate to the Fixed Interest Rate Option. The Fixed Interest Rate Option is the only investment option that offers a guaranteed rate of return. See The Variable Investment Options and The Fixed Interest Rate Option.

Risks Associated with the Variable Investment Options

The Variable Investment Options invest in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940. Each Fund has its own investment objective and associated risks which are described in the accompanying Fund prospectuses. The income, gains, and losses of one Fund have no effect on the investment performance of any other Fund.

Prudential does not promise that the Funds will meet their investment objectives. Amounts the Contract Holder allocates to the Variable Investment Options may grow in value, decline in value or grow less than the Contract Holder expects, depending on the investment performance of the Variable Investment Options the Contract Holder chooses. The Contract Holder bears the investment risk that the Funds may not meet their investment objectives. The Contract Holder may lose its entire investment in the Variable Investment Options. Although the money market Variable Investment Option is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the money market Variable Investment Option may be so low that, when charges are deducted, the Contract Holder experiences a negative return. See The Variable Investment Options.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, the Contract Holder should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND VARIABLE INVESTMENT OPTIONS

The Prudential Insurance Company of America

The Group Contracts are issued by The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contracts.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential’s consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into subaccounts. Each variable Investment Option is a subaccount of the Account. The Fixed Interest Rate Option is not a subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Contract Holder under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Variable Investment Options

Each Variable Investment Option invests in one of the corresponding Funds listed here. Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. Contract Holders should read a Fund’s prospectus before it decides to allocate assets to the Variable Investment Option corresponding to that Fund. There is no assurance that the investment objectives of any Fund will be met.

Listed below are the Funds in which the Variable Investment Options invest, their investment objectives, investment advisers and investment subadvisers:

The Prudential Series Fund (the “Series Fund”):

•	Diversified Bond Portfolio (Class I): High level of income over a longer term while providing reasonable safety of capital.

•	Diversified Conservative Growth Portfolio (Class I): Current income and a reasonable level of capital appreciation.

•	Equity Portfolio (Class I): Long-term growth of capital.

•	Global Portfolio (Class I): Long-term growth of capital.

•	High Yield Bond Portfolio (Class I): High total return.

•	Natural Resources Portfolio (Class I): Long-term growth of capital.

•	SP Aggressive Growth Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP Balanced Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP Conservative Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP Growth Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP PIMCO High Yield Portfolio (Class I): Maximum total return, consistent with preservation of capital and prudent investment management.

•	SP Strategic Partners Focused Growth Portfolio (Class I): Long-term growth of capital.

•	Value Portfolio (Class I): Capital appreciation.

Investment Adviser: Prudential Investments LLC.

Subadviser for the Diversified Bond Portfolio and High Yield Bond Portfolio: Prudential Investment Management, Inc.

Subadviser for the Natural Resources Portfolio: Jennison Associates LLC.

Subadvisers for the Equity Portfolio: Jennison Associates LLC and ClearBridge Advisors, LLC.

Subadvisers for the SP Strategic Partners Focused Growth Portfolio: AllianceBernstein L.P. and Jennison Associates LLC.

Subadvisers for the Diversified Conservative Growth Portfolio: Prudential Investment Management, Inc, Jennison Associates LLC, EARNEST Partners LLC, Pacific Investment Management Company LLC, and RS Investment Management Co. LLC.

Subadviser for the SP PIMCO High Yield Portfolio: Pacific Investment Management Company LLC.

AIM Variable Insurance Funds:

•	AIM V.I. Core Equity Fund (Series I Shares): Growth of capital.

•	AIM V.I. International Growth Fund (Series I Shares): To provide long-term growth of capital.

•	AIM V.I. Small Cap Equity Fund (Series I Shares): Long-term growth of capital. Effective May 1, 2007, AIM V.I. Small Cap Growth Fund reorganized into AIM V.I. Small Cap Equity Fund.

•	AIM V.I. Utilities Fund (Series I Shares): Capital growth and current income.

Investment Adviser: A I M Advisors, Inc.

AllianceBernstein Variable Product Series Fund, Inc.:

•	AllianceBernstein VPS International Research Growth Portfolio (Class A): Long-term capital appreciation.

•	AllianceBernstein VPS International Value Portfolio (Class A): Long-term capital appreciation.

•	AllianceBernstein VPS Real Estate Investment Portfolio (Class A): Total return from long-term capital appreciation and income.

•	AllianceBernstein VPS Small Cap Growth Portfolio (Class A): Long-term capital appreciation.

Investment Adviser: AllianceBernstein L.P.

DWS Variable Series I:

•	DWS Bond VIP (Class A): Total return through current income and capital appreciation.

•	DWS Capital Growth VIP (Class A): Long-term capital growth.

Investment Adviser: Deutsche Investment Management Americas Inc.

Subadviser for the DWS Bond VIP Fund: Aberdeen Asset Management Inc.

DWS Variable Series II:

•	DWS Blue Chip VIP (Class A): Capital appreciation and income.

•	DWS Dreman High Return Equity VIP (Class A): High total return.

•	DWS Global Thematic VIP (Class A): Long-term capital appreciation.

•	DWS Government & Agency Securities VIP (Class A): High current income consistent with capital preservation.

•	DWS Strategic Income VIP (Class A): High current return.

•	DWS Technology VIP (Class A): Capital appreciation.

Investment Adviser: Deutsche Investment Management Americas Inc.

Subadviser for the DWS Dreman High Return Equity Fund: Dreman Value Management L.L.C.

DWS Investment VIT Funds:

•	DWS Small Cap Index VIP (Class A): Replicate as closely as possible the performance of the Russell 2000® Index.

Investment Adviser: Deutsche Investment Management Americas Inc.

Subadviser the DWS Small Cap Index VIP: Northern Trust Investments, N.A.

Fidelity Variable Insurance Products:

•	VIP Contrafund Portfolio (Service): Long-term capital appreciation.

•	VIP Equity-Income Portfolio (Service): Reasonable income and also considers potential capital appreciation.

•	VIP Index 500 Portfolio (Service): Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented in the S&P 500 Index®.

•	VIP Investment Grade Bond Portfolio (Service): Seeks as high level of current income consistent with the preservation of capital.

•	VIP Mid Cap Portfolio (Service): Long-term growth of capital.

•	VIP Money Market Portfolio (Service): Seeks as high level of current income as is consistent with preservation of capital and liquidity.

•	VIP Overseas Portfolio (Service): Long-term growth of capital.

•	VIP Value Leaders Portfolio (Service): Capital appreciation.

•	VIP Value Strategies Portfolio (Service): Capital appreciation.

•	VIP Freedom 2015 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2020 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2025 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2030 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Investment Adviser: Fidelity Management & Research Company (“FMR”).

Subadvisers for the VIP Contrafund Portfolio: FMR Co., Inc. (“FMRC”), Fidelity Research & Analysis Company (“FRAC”), Fidelity Management & Research (U.K.) Inc. (“FMR U.K.”), Fidelity International Investment Advisors (“FIIA”), Fidelity International Investment Advisors (U.K.) Limited (“FIIA(U.K.)L”), and Fidelity Investments Japan Limited (“FIJ”).

Subadvisers for the VIP Equity-Income Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Subadvisers for the VIP Index 500 Portfolio: Geode and FMRC.

Subadvisers for the VIP Investment Grade Bond Portfolio: Fidelity Investments Money Management, Inc. (“FIMM”), FRAC, FMR U.K., FIIA, and FIIA(U.K.)L.

Subadvisers for the VIP Mid Cap Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Subadvisers for the VIP Money Market Portfolio: FIMM, FRAC, FMR U.K., FIIA, and FIIA(U.K.)L.

Subadvisers for the VIP Value Leaders Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Subadvisers for the VIP Value Strategies Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Investment Adviser for the VIP Freedom Funds: Strategic Advisers.

Subadviser for the VIP Freedom Funds: FMR.

Franklin Templeton Variable Insurance Products Trust:

•	Franklin Large Cap Value Securities Fund (Class 2): Long-term capital appreciation.

•	Franklin Small Cap Value Securities Fund (Class 2): Long-term total return.

•	Franklin Strategic Income Securities Fund (Class 2): High level of current income with capital appreciation over the long-term as a secondary goal.

•	Mutual Discovery Securities Fund (Class 2): Capital appreciation.

•	Templeton Global Asset Allocation Fund (Class 2): High total return.

•	Templeton Global Income Securities Fund (Class 2): High current income consistent with preservation of capital with capital appreciation as a secondary consideration.

Investment Adviser for the Franklin Small Cap Value Securities Fund and the Franklin Large Cap Value Securities Fund: Franklin Advisory Services, LLC.

Investment Adviser for the Franklin Strategic Income Securities Fund and the Templeton Global Income Securities Fund: Franklin Advisers, Inc.

Investment Adviser for the Mutual Discovery Securities Fund: Franklin Mutual Advisers, LLC.

Investment Adviser for the Templeton Global Asset Allocation Fund: Templeton Investment Counsel, LLC.

Investment Subadviser for the Mutual Discovery Securities Fund and the Templeton Global Asset Allocation Fund: Franklin Templeton Investment Management Limited.

J.P. Morgan Series Trust II:

•	JPMorgan Bond Portfolio: Seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

Investment Adviser: J.P. Morgan Investment Management Inc.

JPMorgan Insurance Trust:

•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class I): Seeks long-term capital growth by investing in equity securities of companies with intermediate capitalizations.

Investment Adviser: JPMorgan Investment Advisors Inc.

Neuberger Berman Advisors Management Trust (“AMT”):

•	Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class Shares): Capital appreciation.

•	Neuberger Berman AMT Partners Portfolio (I Class Shares): Capital appreciation.

•	Neuberger Berman AMT Socially Responsive Portfolio (I Class Shares): Long-term capital appreciation.

Investment Adviser: Neuberger Berman Management Inc.

PIMCO Variable Insurance Trust:

•	PIMCO All Asset Portfolio (Administrative Class): Maximum real return consistent with preservation of real capital.

•	PIMCO Global Bond Portfolio (Unhedged) (Administrative Class): Maximum total return, consistent with preservation of capital.

•	PIMCO Long-Term U.S. Government Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital.

•	PIMCO Low Duration Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital.

•	PIMCO Real Return Portfolio (Administrative Class): Maximum real return, consistent with preservation of real capital.

•	PIMCO Short-Term Portfolio (Administrative Class): Maximum current income, consistent with preservation of capital and daily liquidity.

•	PIMCO Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital.

Investment Adviser: Pacific Investment Management Company LLC.

Royce Capital Fund:

•	Royce Micro-Cap Portfolio (Investment Class): Long-term capital appreciation.

•	Royce Small-Cap Portfolio (Investment Class): Long-term capital appreciation.

Investment Adviser: Royce & Associates, LLC.

The Universal Institutional Funds, Inc.:

•	UIF Core Plus Fixed Income Portfolio (Class I): Above-average total return over a market cycle of three to five years.

•	UIF Emerging Markets Equity Portfolio (Class I): Long-term capital appreciation.

•	UIF U.S. Mid Cap Value Portfolio (Class I): Above-average total return over a market cycle of three to five years.

•	UIF Value Portfolio (Class I): Above-average total return over a market cycle of three to five years.

Investment Advisor: Morgan Stanley Investment Management Inc.

Subadviser for the UIF Emerging Markets Equity Portfolio: Morgan Stanley Investment Management Company.

Van Eck Global Worldwide Insurance Trust

•	Worldwide Absolute Return Fund (Initial Class): Consistent absolute (positive) returns in various market cycles.

•	Worldwide Emerging Markets Fund (Initial Class): Long-term capital appreciation.

•	Worldwide Hard Assets Fund (Initial Class): Long-term capital appreciation.

•	Worldwide Real Estate Fund (Initial Class): Maximize return.

Investment Adviser: Van Eck Associates Corporation.

Subadvisers for the Worldwide Absolute Return Fund: Analytic Investors, Inc., AXA Rosenberg Investment Management LLC, Lazard Asset Management LLC, Martingale Asset Management, L.P., and PanAgora Asset Management, Inc.

Other Fund Information

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts supporting variable life insurance and separate accounts supporting variable annuity contracts to invest in the same underlying Funds. Neither the companies that invest in the Funds nor the companies that sponsor the Funds, nor the Board of Directors of each Fund currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract holders and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract holders.

A Fund may have a similar name, investment objective, or investment policy resembling that of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

Prudential has entered into agreements with each investment adviser or distributor of the Funds. Under the terms of these agreements, Prudential provides administrative and support services to the Funds, for which it receives an annual fee from such investment adviser, distributor or Fund, that as of the date of this prospectus, ranges from 0% to 0.35% of the average assets allocated to each such Fund under the Group Contract. These agreements, including the fees paid and services provided, can vary for each Fund.

Voting Rights

Prudential is the legal owner of the shares of the Funds associated with the Variable Investment Options. As the owner, Prudential has the right to vote on any matter that shareholders of the Funds vote on. However, Prudential (as required by law) votes the shares of the Funds according to voting instructions Prudential receives from Contract Holders. Prudential will mail the Contract Holder a proxy, which is a form the Contract Holder needs to complete and return to Prudential, to tell Prudential how the Contract Holder wishes Prudential to vote. When Prudential receives those instructions, Prudential will vote all of the shares Prudential owns on the Contract Holder’s behalf in accordance with those instructions. Prudential votes shares for which Prudential does not receive instructions and any other shares that Prudential owns in its own right in the same proportion as the shares for which instructions are received. No minimum quorum is required for proportional voting, and as a result of such proportional voting, the vote of a small number of Contract Holders may determine the outcome of a proposal subject to shareholder vote. Prudential may change the way the Contract Holder’s voting instructions are calculated if it is required by federal or state regulation. Prudential may also elect to vote shares that Prudential owns in its own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to do so.

Prudential may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, Prudential may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that Prudential reasonably disapproves such changes in accordance with applicable federal or state regulations. If Prudential disregards Contract Holder voting instructions, Prudential will advise the Contract Holder of its action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

Prudential may substitute one or more of the Variable Investment Options. Prudential may also cease to allow investments in any existing Variable Investment Options. Prudential would not do this without the approval of the SEC and necessary state insurance department approvals. The Contract Holder will be given specific notice in advance of any substitution Prudential intends to make.

The Fixed Interest Rate Option

The Contract Holder may choose to allocate, initially or by transfer, all or part of the Coverage Funds to the Fixed Interest Rate Option. Contributions to, and withdrawals from, the Fixed Interest Rate Option are restricted. The Contract Holder cannot make a contribution or transfer to the Fixed Interest Rate Option if the total value of the amounts in the Fixed Interest Rate Option under all employer owned life insurance, including this Group Contract, issued by Prudential and owned by the Contract Holder or its trust, plus the value of the proposed contribution or transfer would exceed $25,000,000 as of the effective date of such transaction. Transfers to or from the Fixed Interest Rate Option are further restricted. See Transfers/Restrictions on Transfers.

The amounts allocated to the Fixed Interest Rate Options become part of Prudential’s general account. The general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets and Contract Holders do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Coverage Funds allocated to the Fixed Interest Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 2% or the rate required by law. Prudential is not obligated to credit a higher rate of interest, although Prudential may do so.

The payment of any Surrender Value or withdrawal attributable to the Fixed Interest Rate Option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Interest Rate Option under the Group Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Interest Rate Option are not subject to the provisions of these Acts and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Interest Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Interest Rate Option is, however, subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

With respect to each Coverage, the total amount invested in a Coverage Fund, at any time, consists of the sum of the amount allocated to the Variable Investment Options, the amount allocated to the Fixed Interest Rate Option, plus any interest credited on amounts allocated to the Fixed Interest Rate Option and the principal amount of any Coverage Debt plus the amount of interest credited to the applicable Coverage Fund upon that loan. See Loans. Most charges, although not all, are made by reducing the Coverage Fund.

In several instances Prudential uses the terms maximum charge and current charge. The maximum charge in each instance is the highest charge that Prudential may make under the Group Contract. The current charge, in each instance, is the amount that Prudential now charges, which may be lower than maximum charges. If circumstances change, Prudential reserves the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Coverage Funds may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, Prudential will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in Prudential’s assumptions is needed. Changes in other charges will be by class. Prudential will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the tables beginning on page one of this prospectus.

Premium Load

This charge is deducted to compensate Prudential for the costs of selling the Group Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution.

Maximum Charge: For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years 10 and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and gender. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

Current Charge: For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential charges 8.50% of premiums received each year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through 9 later, Prudential charges 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years 10 and later, Prudential charges 3.75% of any premiums received.

If there are two or more Basic Insurance Coverage Segments, the Target Premium is calculated separately for each Coverage Segment. When premiums are paid, each premium payment is allocated to each Basic Insurance Coverage Segment based on the proportion of its Target Premium to the total of all Target Premiums currently in effect. The Target Premium for each Coverage Segment will vary by the Covered Person’s gender and issue age on the Coverage Segment’s effective date.

A portion of the Premium Load may be returned to the Contract Holder if the Group Contract or a Coverage is fully surrendered during the first eight Coverage Years. The Return of Charges is not guaranteed. See Return of Charges.

Attempting to structure the timing and amount of premium payments to reduce the potential Premium Load may increase the risk that a Coverage will lapse without value. In addition, there are circumstances where payment of premiums that are too large may cause a Coverage to be characterized as a Modified Endowment Contract, which could have significantly disadvantageous tax consequences. See Modified Endowment Contract.

The Premium Load includes Prudential’s estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract Holders without regard to location of residence of the Covered Persons. Prudential may collect more for this charge than it actually pays for state and local premium taxes. The Premium Load includes a charge for federal income taxes measured by premiums. Prudential believes that this charge is a reasonable estimate of an increase in Prudential’s federal income taxes resulting from the application of the deferred acquisition cost tax.

Under current law, Prudential may incur state and local taxes, in addition to premium taxes, in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, Prudential may impose a corresponding charge against the Account.

The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the component of charge for federal income taxes measured by premiums. Prudential periodically reviews the question of a charge to the Account for Prudential’s federal income taxes. Prudential may make such a charge in the future for any federal income taxes that would be attributable to the Group Contracts.

Cost of Insurance (“COI”)

Prudential deducts a monthly COI charge proportionately (or as the Contract Holder directs) from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option. The purpose of this charge is to provide insurance coverage.

When a Covered Person dies, the amount payable to the beneficiary, assuming there is no Coverage Debt, is larger than the Coverage Fund and is significantly larger if the Covered Person dies in the early years of a Group Contract. The COI charges collected from all Contract Holders enables Prudential to pay this larger Death Benefit. The maximum COI charge for each Covered Person is determined by multiplying the maximum COI rate by the Net Amount at Risk (“NAR”), which is the amount by which the Covered Person’s Death Benefit exceeds the Coverage Fund.

The NAR is affected by factors such as: investment performance, premium payments, charges and underwriting. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables and a Covered Person’s current Attained Age, sex, except where unisex rates apply, and Extra Rating Class, if any. At most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges range from zero to $83.33 per $1,000 of NAR.

On each Monthly Date, Prudential will deduct a charge for the COI from the Coverage Funds. For each Coverage, Prudential will compute the COI for both the Basic Insurance and any Target Term Insurance. The maximum COI charge will be based on:

(1)	the 1980 CSO Mortality Tables without Ten Year Select Mortality Factors Attained Age as of age last birthday;

(2)	the Extra Rating Class, if any, of the Covered Person; and
(3)	the Attained Age and gender of the Covered Person.

Maximum Charge:    Prudential will determine annually the COI rate for each currently effective Basic Insurance Coverage and Target Term Insurance, if any, shown in the Benefit Summary Report using the 1980 CSO Mortality Table as described above, subject to the maximum COI charge. If there is only one Coverage currently in effect, Prudential will multiply the rate by the Net Amount at Risk divided by 1.0032737 to compute the maximum charge for the COI.

Current Charge:    The current COI charge for the Basic Insurance and Target Term Insurance, if any, varies based on the individual characteristics of the Covered Person, including such characteristics as: age, gender, Underwriting Class, Extra Rating Class, if any, smoker status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person Attained Age 99. The following examples illustrate the COI charge for each type of Coverage. The Basic Insurance COI in Coverage Year two for a Covered Person, preferred non-smoker male Attained Age 45, in the Guaranteed Issue Underwriting Class, is $0.154 per $1,000 Net Amount at Risk. The Target Term Insurance COI in Coverage Year two for a Covered Person, preferred non-smoker male Attained Age 45, in the Guaranteed Issue Underwriting Class, is $0.090 per $1,000 Net Amount at Risk.

If there are two or more Coverage Segments (in any combination of Basic Insurance and Target Term Insurance) currently in effect, for each Coverage, Prudential will first allocate the total Net Amount at Risk to each Coverage Segment based on the proportion of the Coverage Segment to the total of all Coverage Segments currently in effect. Prudential will multiply the rate(s) by the allocated Net Amount at Risk for each Coverage Segment divided by 1.0032737 and add the results to determine the total maximum charge for the COI.

A portion of the COI may be returned to the Contract Holder if the Group Contract or a Coverage is fully surrendered during the first eight Coverage Years. The Return of Charges is not guaranteed. See Return of Charges.

Mortality and Expense Risk Charge

This charge is intended to compensate Prudential for assuming mortality and expense risks under the Group Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the Group Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges. This charge is not assessed against amounts allocated to the Fixed Interest Rate Option.

Maximum Charge:    Each month Prudential deducts proportionately from the dollar amounts held in each of the chosen Variable Investment Options an amount based on the assets of the Variable Investment Options up to a maximum of 0.04% of the assets in the Variable Investment Options.

Current Charge:    Each month Prudential deducts proportionately from the dollar amounts held in each of the chosen Variable Investment Options 0.02166667% of assets in the Variable Investment Options in Coverage Years 1 through 10 and 0.015% of assets in Variable Investment Options thereafter. Prudential will reassess this charge annually, subject to the maximum mortality and expense risk charge. Any increase would apply to all Group Contracts, and Prudential will provide prior notice of any increase to Contract Holders.

The Mortality and Expense Risk Charge is deducted from each Coverage Fund on each Monthly Date based on the amount invested in the Variable Investment Options on that Monthly Date. Unlike some variable life contracts, this Group Contract’s Mortality and Expense Risk Charge is not a daily charge deducted from the Account. Instead, like the COI and the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date.

Administrative Charge

Maximum Charge:    Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option. This charge is intended to compensate Prudential for processing claims, keeping records, communicating with Contract Holders and similar activities.

Current Charge:    Prudential deducts a monthly administrative charge of $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Transfer Charge

Maximum Charge:    Prudential may charge a transaction fee of up to $25 for each transfer exceeding 12 for a Coverage in any Coverage Year.

Current Charge:    Prudential charges a transaction fee of $25 for each transfer exceeding 12 for a Coverage in any Coverage Year.

Transfer limitations apply to each Coverage, rather than on a Group Contract basis. Therefore, the $25 charge applies after the 12th transfer for the Coverage in the same Coverage Year.

Fund Charges

The Funds pay certain fees and expenses, as described in the Fund prospectuses. Some of those fees and expenses may be paid by Prudential and its affiliates. Funds may change their fees and expenses. See the current prospectuses for the Funds.

Reduction of Charges

Prudential may reduce the Premium Load and/or the Administrative Charge where it is expected that the amount or nature of a particular Group Contract will result in savings of sales, administrative or other costs. Prudential determines the eligibility and the amount of such reductions by considering the following factors:

(1)	the number of Covered Persons;
(2)	the total amount of premium payments Prudential expects to receive; and
(3)	any other circumstances that Prudential expects to be relevant in its determination of reducing costs.

Prudential may withdraw or modify other reductions on a uniform basis. Prudential’s reductions in charges will not be unfairly discriminatory to the interests of any Contract Holders.

PERSONS HAVING RIGHTS UNDER THE GROUP CONTRACT

Contract Holder

The Contract Holder is the entity shown in the Group Contract. The Contract Holder is an Employer or a trust established by an Employer. The Contract Holder may change the ownership of the Group Contract with Prudential’s prior written consent by sending Prudential a written request on a form that meets Prudential’s needs. Prudential may ask the Contract Holder to send the Group Contract to be endorsed. If Prudential receives the Contract Holder’s request in a form that meets Prudential’s needs, and the Group Contract if Prudential asks for it, Prudential will file and record the change and it will take effect as of the date the request is received in Good Order.

While the Covered Person is living, the Contract Holder is entitled to any Coverage benefit and value, unless the Coverage has been assigned to the Covered Person, in which case the Covered Person as a Certificate Holder is entitled to the Coverage benefits and value as described in the Assignment Certificate. See Certificate Holders. Only the Contract Holder (or Certificate Holder if applicable) is entitled to exercise any right and privilege granted by the Group Contract or granted by Prudential. For example, the Contract Holder is entitled to surrender the Group Contract or a Coverage, access Coverage values through loans or withdrawals, assign the Group Contract or a Coverage and name or change the beneficiary.

Beneficiary

The Contract Holder is the beneficiary. The beneficiary is entitled to receive any benefit payable on the death of a Covered Person. The Contract Holder may designate or change a beneficiary by sending Prudential a request in a form that meets Prudential’s needs. Prudential may ask the Contract Holder to send Prudential the Group Contract to be endorsed. If Prudential receives the Contract Holder’s request on a form that meets Prudential’s needs and the Group Contract, if Prudential asks for it, Prudential will file and record the change and it will take effect as of the date Prudential receives the Contract Holder’s request. However, if Prudential makes any payment(s) before Prudential receives the request, Prudential will not have to make the payment(s) again. When Prudential is made aware of an assignment, Prudential will recognize the assignee’s rights before any claim payments are made to the beneficiary.

At the Contract Holder’s discretion and with Prudential’s consent, the Contract Holder may permit a Covered Person to designate an individual or trust who will receive a portion of the Death Benefit with respect to such Coverage (a “Personal Beneficiary”). If permitted to designate a Personal Beneficiary, the Covered Person will designate his or her Personal Beneficiary in the Consent Form. The amount of the Death Benefit allocated to the Personal Beneficiary will be shown in the Consent Form.

The Covered Person may change his or her Personal Beneficiary designation by giving written notice to Prudential on a form acceptable to Prudential. The Contract Holder may revoke such designation at any time. The Covered Person’s Personal Beneficiary will be shown in the Benefit Summary Report.

Before Prudential makes a payment to a Personal Beneficiary, Prudential reserves the right to decide what proof of it needs of the identity, age or other facts about any persons designated as Personal Beneficiaries.

Certificate Holders

The Contract Holder may assign a Coverage to a Covered Person or to a trust established by such Covered Person. See Assignment of Coverage to a Covered Person. When a Coverage is

assigned, Prudential issues an Assignment Certificate, and the Covered Person (or trust) is treated as a Certificate Holder. A Certificate Holder has all the rights of a Contract Holder with respect to his or her Coverage, except that the Certificate Holder may not surrender the Group Contract, assign his or her Coverage, request increases to the Basic Insurance and/or Target Term Insurance, or change the interest rate for a Type C Death Benefit. Subject to the limitations set forth in the Assignment Certificate, the Certificate Holder may, with respect to his or her Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access coverage values through loans and withdrawals;
(4)	surrender his or her Coverage;
(5)	allocate amounts in his or her Coverage Fund among the Variable Investment Options and/or the Fixed Interest Rate Option;
(6)	change the Death Benefit type; and
(7)	decrease Basic Insurance and Target Term Insurance, if any.

The minimum amount the Certificate Holder may withdraw or borrow under the Assignment Certificate is $1,000. Prudential will deduct all charges for the Coverage as set forth in the Assignment Certificate. If the Group Contract is surrendered, any issued Assignment Certificates remain in force and are not affected by the surrender of the Group Contract.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Group Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. The Contract Holder may not assign the Group Contract or any Coverage thereunder without Prudential’s consent. The Contract Holder may assign a Coverage to a Covered Person or to a trust established by such Covered Person. See Assignment of Coverage to a Covered Person. No Covered Person may assign the Group Contract or any Coverage thereunder. Prudential assumes no responsibility for the validity or sufficiency of any assignment. Prudential will not be obligated to comply with any assignment unless it receives a copy.

Assignment of Coverage to a Covered Person

The Contract Holder may assign to a Covered Person, or to a trust established by such Covered Person, the insurance Coverage allocated to that Covered Person under the Group Contract. The Contract Holder may make such assignment only if all of the following conditions are met:

1.	the Covered Person has been insured under the Group Contract for at least three years; and
2.	such assignment must be made in writing on a form acceptable to Prudential.

Upon such assignment, Prudential will issue to the Covered Person, an Assignment Certificate describing the Certificate Holder’s rights and responsibilities with respect to such Coverage. The value of such Coverage will reflect the value of the insurance, including Cash Value, as of the effective date of the assignment.

Incontestability

Prudential will not contest any Coverage under the Group Contract after such Coverage has been in force for two years from the issue date, the reinstatement date or the effective date of any change made to the Group Contract or any Coverage that requires Prudential’s approval and would increase Prudential’s liability.

Misstatement of Age, Sex or Smoking Status

If the age, sex, or smoking status used to determine the Cost of Insurance for a Covered Person is found to be in error while the Covered Person is still living, the current charge will then be adjusted to reflect the correct age, sex, or smoking status. If this adjustment results in a change in the amount of the charge, any difference between the charge deducted from the Coverage Fund for the Covered Person and the charge required on the basis of the correct age, sex, or smoker status will be paid as follows:

(1)	If the adjustment results in an increased charge, the difference will be deducted from the Coverage Fund for the Covered Person. If the amount in the Coverage Fund is not sufficient to make the adjustment, the Contract Holder will pay the difference when notified by Prudential.
(2)	If the adjustment results in a decreased charge, Prudential will credit the difference to the Coverage Fund for the Covered Person.

Any credit or deduction will be made to or from the Coverage Fund for the Covered Person as agreed to by the Contract Holder and Prudential.

If the age, sex, or smoker status used to determine the Cost of Insurance for a Covered Person is found to be in error after a Covered Person is deceased, Prudential will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age, sex or smoker status. Any such benefit will be based on what the most recent deductions from the applicable Coverage Fund would have provided at such Covered Person’s correct age, sex or smoker status.

An adjustment due to an error in smoking status may not be permitted in all states. The Group Contract will state if such an adjustment is permitted.

Suicide Exclusion

Generally, if a Covered Person, whether sane or insane, dies by suicide within two years of any Coverage Effective Date, the Coverage associated with those effective dates for that Covered Person will end and Prudential will return the premiums paid, less any Coverage Debt, and less any withdrawals. If there has been an increase in Basic Insurance and a Covered Person, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance, Prudential will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Fixed Interest Rate Option

The amount invested in the Fixed Interest Rate Option becomes part of Prudential’s general account. The general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract Holders do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Coverage Funds allocated to the Fixed Interest Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 2% or the rate required by law. Prudential is not obligated to credit a higher rate of interest, although Prudential may do so.

Because of exemptive and exclusionary provisions, interests in the Fixed Interest Rate Option under the Group Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.

Accordingly, interests in the Fixed Interest Rate Option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Interest Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Interest Rate Option is, however, subject to certain generally applicable provisions of federal securities laws.

Contributions to, and withdrawals from, the Fixed Interest Rate Option are restricted. The Contract Holder cannot make a contribution or transfer to the Fixed Interest Rate Option if the total value of the amounts in the Fixed Interest Rate Option under all employer owned life insurance, including the Group Contract, issued by Prudential and owned by the Contract Holder or its trust, plus the value of the proposed contribution or transfer would exceed $25,000,000 as of the effective date of such transaction.

Transfers into and out of the Fixed Interest Rate Option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any Surrender Value or withdrawal attributable to the Fixed Interest Rate Option may be delayed up to six months. See When Proceeds are Paid.

Misrepresentations in the Application

All statements made by the Contract Holder in the application, in the absence of fraud, shall be deemed representations and not warranties. Such statements will not be used in defense to a claim, unless contained in a written application provided to the Contract Holder.

Void Terminations

In the event Prudential determines that a Coverage exists for an individual who was covered without such individual’s written consent, or who died prior to the Coverage Effective Date, or who has revoked his or his consent, Prudential, subject to the limitations of Code Section 7702, shall terminate such Coverage as soon as practicable and shall pay to the Contract Holder an amount equal to the affected Coverage Fund as of the date coverage is terminated. The value of such Coverage Fund for that Covered Person shall be reduced to zero as of such date. Any related Coverage Debt for that Covered Person will be deducted from any values prior to payment to the Contract Holder. The Contract Holder must repay to Prudential any Death Benefit paid by Prudential with respect to such Coverage.

Adding Covered Persons after the Contract Date

After the Contract Date the Contract Holder may insure Employees who were not covered under the Group Contract on the Contract Date (each, an “Additional Covered Person”). Subject to Prudential’s consent, Additional Covered Persons will be covered under the Group Contract provided each Employee has consented in writing to be covered under the Group Contract and has met all of Prudential’s eligibility and underwriting requirements. The time limit applicable to the Return of Charges provision with respect to Additional Covered Persons starts on the Additional Covered Person’s Coverage Effective Date.

Conversion Privilege

The Group Contract offers a conversion privilege in accordance with applicable state insurance laws. The conversion privilege is only available if the Group Contract terminates, since Coverage does not end upon a Covered Person’s termination of employment or retirement.

Contract Changes

The Group Contract and each Coverage are designed to satisfy the definition of life insurance for federal income tax purposes under Section 7702 of the Internal Revenue Code. Prudential may decline any change requested by a Contract Holder that Prudential determines would cause the Group Contract or a Coverage to fail to qualify as life insurance under the applicable tax law. This includes, but is not limited to, changing the Basic Insurance or Target Term Insurance, withdrawals and changing the type of Death Benefit. Prudential has the right to change the Group Contract or a Coverage to require additional premium payments or to make distributions from the Group Contract or a Coverage to the extent necessary to continue to qualify the Group Contract or a Coverage as life insurance. Prudential also has the right to refuse to accept a premium payment that would, in the opinion of Prudential, cause the Group Contract or a Coverage to fail to qualify as life insurance under applicable tax law.

If the provisions of the Group Contract or any Coverage do not conform to the requirements of any state or federal law or regulation that applies to it, the Group Contract is automatically changed to conform to the requirements of that law or regulation.

REQUIREMENTS FOR ISSUANCE OF A COVERAGE

Prudential offers Coverage on a fully underwritten, simplified issue, and guaranteed issue basis, each an “Underwriting Class.”

Generally, Coverage may be issued on Covered Persons between the ages of 20 and 75 for a fully underwritten Coverage and between the ages of 20 and 64 for simplified and guaranteed issue Coverages. In Prudential’s discretion, Prudential may issue Coverages on Covered Persons of other ages.

The Initial Minimum Number of Covered Persons varies by state and is shown in the Group Contract’s Schedule of Benefits.

Currently, the Minimum Coverage Amount (Basic Insurance plus any Target Term Insurance combined) that can be applied for is $100,000 for all Underwriting Classes. If the Target Term Insurance is added to a Coverage, neither the Basic Insurance nor the Target Term Insurance can be less than $5,000. Prudential may change the Minimum Basic Insurance of the Coverages Prudential will issue. Furthermore, the Contract Holder may request scheduled increases on designated Coverage Anniversaries. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.

Fully underwritten Coverage requires individualized evidence of the Covered Person’s insurability and rating class that at a minimum includes a medical examination.

Simplified issue Coverage requires, at a minimum, that the Covered Person undergo HIV screening and complete a short form questionnaire. Prudential may require additional underwriting if it cannot determine the appropriate rating from the above information. Covered Persons must be actively at work on a full time basis (at least 30 hours per week). Insurance rates are generally higher for healthy individuals when this method of underwriting is used when compared with a substantially similar policy using the fully underwritten underwriting method.

Guaranteed issue Coverages are issued with minimal underwriting, and may only be issued in certain circumstances. Covered Persons must not have been recently declined for individual coverage and must satisfy other underwriting criteria. Covered Persons must be Actively at Work on a full time basis (at least 30 hours per week). Insurance rates are generally higher for healthy individuals when this method of underwriting is used when compared with a substantially similar policy using the fully underwritten or simplified issue methods.

For all Underwriting Classes, Covered Persons must have executed a Consent Form and met all of Prudential’s underwriting requirements.

Prudential requires evidence of insurability, which may include a medical examination, before issuing any Coverage. Non-smoker rates may provide more favorable cost of insurance rates than smokers. Prudential charges a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.

These are the current general underwriting guidelines. The actual underwriting will depend on the specific circumstances of each Group Contract and any applicable state law requirements. Prudential may change the underwriting guidelines on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Group Contract offers flexibility in paying premiums. The Minimum Initial Premium is due on the Coverage Effective Date. It is the premium needed to start the Group Contract. The Minimum Initial Premium is equal to three months of total charges. There is no insurance under the Group Contract unless the Minimum Initial Premium is paid. Thereafter, the Contract Holder decides when to make premium payments and, subject to a $1,000 minimum, in what amounts. Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract Holder.

Generally, the Contract Holder may return the Group Contract for a refund within 10 days after the Contract Holder receives it or within any longer period required by applicable state law. See Canceling the Contract (“Free-Look”).

If applicable state law permits or requires a market value Free-Look, the Minimum Initial Premium may be immediately allocated to the Variable Investment Options and/or Fixed Interest Rate Option. If the Contract Holder cancels the Group Contract during the Free-Look period, the Contract Holder will receive the aggregate Coverage Fund value, which includes any investment results, plus the amount of any insurance charges that have been deducted, less applicable income tax withholding.

If applicable state law mandates refund of premium, the Minimum Initial Premium is allocated to the money market investment option during the period Prudential estimates the Free-Look to be in effect. Immediately upon expiration of the period Prudential estimates the Free-Look to be in effect or upon the Contract Holder waiving the Free-Look right, the Minimum Initial Premium may be allocated to the Variable Investment Options or Fixed Interest Rate Option. If the Contract Holder cancels the Group Contract during the Free-Look Period, the Contract Holder will receive a refund of the premium payments, less applicable income tax withholding.

Prudential may require an additional premium if adjustments to premium payments exceed the Minimum Initial Premium or there are Coverage Fund charges due on or before the payment date. Prudential may refuse to accept any payment that increases the Death Benefit by more than it increases the applicable Coverage Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause a Coverage to be characterized as a Modified Endowment Contract, which could have significantly disadvantageous tax consequences. If the Contract Holder makes a payment that would cause a Coverage to be characterized as a Modified Endowment Contract, Prudential will send the Contract Holder a letter to advise the Contract Holder of the Contract Holder’s options. Generally, the Contract Holder has 60 days from when Prudential received the Contract Holder’s payment to remove the excess premiums and any accrued interest. If the Contract Holder chooses not to remove the excess premium and accrued interest, such Coverage will become permanently characterized as a Modified Endowment Contract. See TAXES.

Prudential can bill the Contract Holder for any premium amount selected, on an annual, semi-annual, quarterly or monthly basis. Because the Group Contract is a flexible premium contract, there are no scheduled premium due dates. When the Contract Holder receives a premium notice, the Contract Holder is not required to pay this amount. Prudential may refuse a premium payment.

Each Coverage will remain in force if the Coverage Fund is greater than an amount equal to the total charges for one month and more than any Coverage Debt. When the Contract Holder applies for the Group Contract, the Contract Holder should discuss with its registered representative how frequently the Contract Holder would like to be billed (if at all) and for what amount.

Allocation of Premiums

The Contract Holder will determine each Covered Person’s portion of the premium payment. On the Coverage Effective Date, Prudential deducts the charge for Premium Loads from the Minimum Initial Premium. Then the first monthly deductions are made. Prudential will allocate the remainder of the initial premium among the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s current premium allocation.

The charge for Premium Loads will also apply to all subsequent premium payments. Prudential will allocate the remainder of each subsequent premium payment as of the end of the Valuation Period in which it is received in Good Order as provided in the Group Contract, in accordance with the allocation the Contract Holder previously designated. The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the portfolios of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Group Contract is not in default, the Contract Holder may change the way in which subsequent premiums are allocated by giving written notice as specified in the Group Contract. There is no charge for reallocating future premiums. Percentage allocations may go out three decimal points, for example, 33.165%. The total allocation to all selected investment options must equal 100%.

Premiums in Connection with Additional Persons

The Minimum Initial Premium for an Additional Person is due on the Additional Person’s Coverage Effective Date. It is the premium needed to start the Additional Person’s Coverage. The Minimum Initial Premium for an Additional Person’s Coverage is equal to three months of total charges. The Additional Person is not covered under the Group Contract unless the Minimum Initial Premium is paid and he or she consents to be covered under the Group Contract. Thereafter, the Contract Holder decides when to make premium payments and, subject to a $1,000 minimum, in what amounts. Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract Holder.

The Contract Holder will determine each Additional Person’s portion of the premium payment. On the Coverage Effective Date, Prudential deducts the charge for Premium Loads from the initial premium. Then the first monthly deductions are made. Prudential will allocate the remainder of the initial premium among the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s current premium allocation.

Transfers/Restrictions on Transfers

The Contract Holder may for each Coverage, up to 20 times each Coverage Year, transfer amounts among the Variable Investment Options or to the Fixed Interest Rate Option. Transfer limitations apply to each Coverage, rather than on a Group Contract basis. There is an administrative charge of up to $25 for each transfer made exceeding 12 for a Coverage in any Coverage Year. Certain Variable Investment Options may have additional restrictions.

Certain restrictions apply to transfers from the Fixed Interest Rate Option, as described below.

Prudential may prohibit transfer requests it determines to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived. Each transfer must be made by written notice in a form acceptable to Prudential.

Transfers out of the money market Variable Investment Option will not be made until the expiration of any applicable Free-Look period. At Prudential’s discretion and where permitted by state law, the Contract Holder may waive its right to return the Group Contract during the Free-Look period. With Prudential’s consent, the Contract Holder may allocate Net Premiums to the Variable Investment Options immediately upon waiving the Free-Look period. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 free transfers per Coverage Year or the 20 transfer limit per Coverage Year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order as provided in the Group Contract. The request may be in terms of dollars, such as a request to transfer $5,000 from one Fund to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentage allocations may go out three decimal points, for example, 33.165%. The total allocation to all selected investment options must equal 100%.

Only one transfer from the Fixed Interest Rate Option will be permitted for a Coverage during each Coverage Year. The maximum amount a Contract Holder may transfer out of the Fixed Interest Rate Option each year is the greater of: (a) 25% of the largest amount in the Fixed Interest Rate Option over the prior four years; and (b) $2,000. Prudential may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way.

Transfers to the Fixed Interest Rate Option are further restricted. The Contract Holder cannot make a contribution or transfer to the Fixed Interest Rate Option if the total value of the amounts in the Fixed Interest Rate Option under all employer owned life insurance, including the Group Contract, issued by Prudential and owned by the Contract Holder or its trust, plus the value of the proposed contribution or transfer would exceed $25,000,000 as of the effective date of such transaction.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Funds. Large or frequent transfers may cause a Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Holders or other Fund investors. If Prudential (in its discretion) believes that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or Prudential is informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Fund, Prudential may modify a Contract Holder’s right to make transfers by restricting the number, timing, and amount of transfers. Prudential may prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Holder. Prudential will immediately notify the Contract Holder at the time of a transfer request if Prudential exercises this right.

Although Prudential’s transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Any restrictions on transfers will be applied uniformly to all persons who own Group Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Interest Rate Option. However, due to the discretion involved in any decision to exercise Prudential’s right to restrict transfers, it is possible that some Contract Holders may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Holders and Fund investors.

In addition, Contract Holders who own variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than Contract Holders who are subject to such limitations. Contract Holders who are not subject to the same transfer restrictions may have the same underlying Funds available to them, and unfavorable consequences associated with such frequent trading within the underlying Fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Holders.

Dollar Cost Averaging

As an administrative practice, Prudential is currently offering a feature called dollar cost averaging (“DCA”). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Group Contract, excluding the Fixed Interest Rate Option. Contract Holders may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly Date on or after the end of the applicable Free-Look period.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing the Contract Holder designates provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for DCA, at which time the remaining amount will be transferred; or (2) the Contract Holder notifies Prudential of a change in the DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted for a Coverage each Coverage Year or the 12 free transfers permitted for a Coverage each Coverage Year. Prudential may change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

Coverage Effective Date

There is no insurance under the Group Contract until the Minimum Initial Premium is paid and the Covered Persons consent to being covered under the Group Contract. Under certain circumstances, Prudential may allow a Coverage Effective Date to be backdated up to six months. If Prudential agrees to backdate a Coverage Effective Date, then the Contract Holder’s initial premium payment must be sufficient to cover all charges for the six month period, including Premium Loads, COI, Mortality and Expense Risk Charges and Administrative Charges. This may be advantageous for some Contract Holders as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, Prudential will pay any Death Benefit, Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received as provided in the Group Contract. Other than the Death Benefit, which Prudential determines as of the date of death, Prudential will determine the payment amount as of the end of the Valuation Period in which the necessary documents are received by Prudential as provided in the Group Contract. However, Prudential may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Group Contract if the disposal or valuation of the Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Prudential has the right to delay payment of the Surrender Value attributable to the Fixed Interest Rate Option for up to six months (or a shorter period if required by applicable law). Prudential will pay interest as required by applicable law if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

The Group Contract offers three types of Death Benefit applicable to a Coverage. The Contract Holder selects the type of Death Benefit applicable to each Coverage.

A Coverage with a Type A (fixed) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report); or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. Favorable investment results and additional premium payments will generally increase the Surrender Value and decrease the NAR and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options the Contract Holder selected, except when the premiums the Contract Holder pays or favorable investment performance causes the Coverage Fund to grow to the point where Prudential may increase the Death Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary.

A Coverage with a Type B (variable) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report) plus the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date; or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. Favorable investment performance and additional premium payments will generally increase a Coverage’s Death Benefit and Surrender Value. However, the increase in the Surrender Value for Type B (variable) Death Benefit may be less than the increase in Surrender Value for a Type A (fixed) Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater NAR. As long as the Coverage is not in default, there have been no withdrawals, and there is no Coverage Debt, the Death Benefit may not fall below the Coverage Amount stated in each Covered Person’s Benefit Summary Report. Prudential may increase the Death

Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary.

A Coverage with a Type C (return of premium) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report) plus the total premiums for such Coverage less total withdrawals from such Coverage with net premiums credited to the date of death with interest at an interest rate (between 0% and 8% in 1/2% increments) chosen by the Contract Holder; or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of Coverage, plus a predetermined rate of return, upon the death of a Covered Person. Favorable investment performance and payment of additional premiums will generally increase the Coverage’s ‘s Surrender Value. However, the increase in the Surrender Value for Type C (return of premium) Death Benefit may be less than the increase in Surrender Value for a Type A (fixed) Death Benefit because a Type C Death Benefit has a greater cost of insurance charge due to a greater NAR. The increase in Surrender Value for a Type C (return of premium) Death Benefit may be more or less than the increase in Surrender Value for a Type B (variable) Death Benefit depending on earnings, the Type C interest rate the Contract Holder chose, and the amount of any withdrawals. Prudential may increase the Death Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary.

Contract Holders with Type A (fixed) Death Benefits should note that any withdrawal may result in a reduction of the Coverage Amount. Prudential will not allow the Contract Holder to make a withdrawal that will decrease the Coverage Amount below the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. For Type B (variable) Death Benefits and Type C (return of premium) Death Benefits, withdrawals will not generally change the Coverage Amount. See Withdrawals.

The way in which a Coverage’s Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type C Death Benefit Interest Rate:    The Contract Holder may change the interest rate for Coverages with the Type C Death Benefit once each Coverage Year. The Contract Holder may choose a rate between 0% and 8% in 1/2% increments. The change will become effective as described in the Group Contract. Any change in interest rate for a Type C Death Benefit will apply to every Coverage with a Type C Death Benefit under the Group Contract.

Changing the Type of Death Benefit

The Contract Holder may change the type of Death Benefit any time after issue and subject to Prudential’s approval. Prudential will increase or decrease the Coverage Amount so that the Death Benefit immediately after the change, generally, matches the Death Benefit immediately before the change. The Basic Insurance after a change may not be lower than the Minimum Basic Insurance shown in the Group Contract’s Schedule of Benefits. In addition, the sum of the Basic Insurance and the Target Term Insurance must equal or exceed the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.

After issue, the Contract Holder may not change from a Type A (fixed) Death Benefit to a Type B (variable) Death Benefit or Type C (return of premium) Death Benefit.

If the Contract Holder is changing from a Type B (variable) to a Type A (fixed) Death Benefit, Prudential will increase the Coverage Amount by the amount in the Coverage Fund on the date the change takes effect.

If the Contract Holder changes the Death Benefit type for a Coverage from a Type C (return of premium) to a Type A (fixed) Death Benefit, Prudential will change the Coverage Amount for Covered Persons affected by this change. Prudential will add to the Coverage Amount the total premiums allocated by the Contract Holder to each Covered Person minus total withdrawals allocated by the Contract Holder to each Covered Person both, credited with interest at the rate(s) chosen by the Contract Holder on the date the change takes effect.

Furthermore, if the Contract Holder chooses a Type B (variable) or Type C (return of premium) Death Benefit at issue, the Contract Holder will NOT be able to change to a Type C or Type B, respectively, Death Benefit after issue.

The following chart illustrates the changes in Coverage Amount with each change of Death Benefit type described above. The chart assumes a $50,000 Coverage Fund and a $300,000 Death Benefit. For changes to and from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Coverage Amount

FROM	TO

Type B $250,000	Type A $300,000

Type C $260,000	Type A $300,000

To request a change, the Contract Holder must fill out an application for change, which can be obtained from the Contract Holder’s registered representative or a Service Office. If Prudential approves the change, Prudential will recompute the affected Coverage’s charges and appropriate tables and send the Contract Holder a new Benefit Summary Report for each affected Coverage. Prudential may require the Contract Holder to send the Group Contract before making the change. There may be circumstances under which a change in the Death Benefit type may cause the affected Coverage to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See TAXES.

TARGET TERM INSURANCE

The Target Term Insurance provides a flexible term insurance benefit to Attained Age 100 of a Covered Person. The Contract Holder specifies the amount of Target Term Insurance the Contract Holder desires with respect to each Coverage and this amount is shown in each Covered Person’s Benefit Summary Report. For each Coverage, the sum of the Basic Insurance and the Target Term Insurance equals the Coverage Amount and is shown in each Covered Person’s Benefit Summary Report.

The Death Benefit types applicable to the Basic Insurance are also applicable to the Target Term Insurance.

After Coverage is issued, the Target Term Insurance may be increased or decreased. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE and DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.

The value of the Target Term Insurance fluctuates as the value of the Basic Insurance changes under certain circumstances. If the Coverage Fund has grown to the point where the Basic Insurance begins to vary as required by the Internal Revenue Code’s definition of life insurance, the Target Term Insurance will decrease (or increase) dollar for dollar as the Basic Insurance increases (or decreases). It is possible for the Coverage Fund and, consequently, the Basic Insurance, to grow to the point where the Target Term Insurance is reduced to zero. If a Coverage provides a Type A (fixed) Death Benefit and the Contract Holder takes a withdrawal from the Coverage Fund of such Coverage, Prudential may reduce the Basic Insurance and the Target Term Insurance proportionately if the Death Benefit was previously increased to meet the definition of life insurance.

The following chart illustrates how the Target Term Insurance might fluctuate as the Basic Insurance changes under the circumstances described above.

The Contract Holder should consider the following factors when purchasing a Coverage with Target Term Insurance:

1.	When the initial Death Benefit and premium payments are the same for two Coverages, a Coverage with Target Term Insurance will offer a higher early cash value than a Coverage with Basic Insurance only, if Prudential continues to deduct current charges. The Cash Values are higher because: (1) the Target Premium is lower for a Coverage with Target Term Insurance than for a Coverage with Basic Insurance only with the same death benefit and this results in lower current sales expense charges, (2) the current Cost of Insurance charge per $1,000 for the Target Term Insurance is generally lower than the Cost of Insurance charge per $1,000 for the Basic Insurance for the first 10 years; however, it becomes greater thereafter.

2.	The Contract Holder may increase or decrease both the Basic Insurance and Target Term Insurance after issue subject to the underwriting requirements determined by Prudential. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE and DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE. Increasing the Basic Insurance after issue increases the Premium Load charge on any premiums paid after the effective date of the increase for that portion of the premium allocated to the new Coverage Segment.

3.	The amount and timing of premium payments, loans, and withdrawals the Contract Holder makes under a Coverage will all be factors in determining the relative performance of a Coverage with and without Target Term Insurance.

4.	Investment experience will be a factor in determining the relative performance of a Coverage with and without Target Term Insurance.

The factors outlined above can have effects on the financial performance of a particular Coverage, including the amount of the Coverage’s Cash Value and Death Benefit. The Contract Holder should request Prudential to provide illustrations based on different combinations of Basic Insurance and Target Term Insurance. The Contract Holder and its broker or agent can then discuss how these combinations may address the Contract Holder’s objectives.

Prudential pays significantly lower commissions on a Coverage with Target Term Insurance than on a Coverage with Basic Insurance only with the same initial Death Benefit and premium payments. This may provide a financial incentive for a broker or agent to promote the sale of a Coverage without Target Term Insurance.

INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE

After a Coverage’s first Coverage Anniversary, the Contract Holder may, on a Monthly Date, increase the amount of insurance by increasing the Basic Insurance and/or the Target Term Insurance of any Coverage, thus, creating an additional Coverage Segment within such Coverage. The increase will be subject to the underwriting requirements Prudential determines.

The following conditions must be met:

(1)	the Contract Holder must ask for the change in a form that meets Prudential’s needs;
(2)	the amount of the increase must be at least equal to the minimum increase in Basic Insurance and/or Target Term Insurance shown on the Group Contract’s Schedule of Benefits;
(3)	the Contract Holder must prove to Prudential that the Covered Person is insurable for any increase;
(4)	the Coverage must not be in default; and
(5)	if Prudential asks the Contract Holder to do so, the Contract Holder must send Prudential the Group Contract to be endorsed.

If Prudential approves the change for any Coverage, Prudential will send the Contract Holder a new Benefit Summary Report for each such Coverage showing the amount and effective date of the change. The affected Covered Person must be living on the effective date for the change to be effective.

The Contract Holder may request scheduled increases on designated Coverage Anniversaries for the:

(1)	Target Term Insurance only; or
(2)	Basic Insurance and Target Term Insurance if a Coverage at issue includes Basic Insurance and Target Term Insurance, so long as the scheduled increase proportionately increases the Basic Insurance and Target Term Insurance.

All increases are effective on designated Coverage Anniversaries. The schedule of increases must meet the following additional conditions:

(1)	the amount of each scheduled increase must be at least equal to the minimum increase in Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits;

(2)	the amount of a scheduled increase is limited annually to no more than 20% of the Coverage Amount at issue. In addition, for the life of the Coverage, the sum of all scheduled increases may not exceed a maximum of four times the Coverage Amount at issue for each fully underwritten Coverage or two times the Coverage Amount at issue for each simplified issue or guaranteed issue Coverage.
(3)	increases for any Coverages cannot be scheduled to take place after the affected Covered Person’s Attained Age 70; and
(4)	a Coverage with a scheduled increase must not be in default on the effective date of the scheduled increase;

If the Contract Holder makes an unscheduled increase, the Contract Holder must supply Prudential with a new schedule. The new schedule must also conform to the same limitations, but for the purposes of calculating the limitations, the Contract Holder may use the Coverage Amount after the unscheduled increase. These are Prudential’s current guidelines. Prudential may change these conditions.

The maximum COI rates for a Coverage Segment representing an increase in the Basic Insurance and the Target Term Insurance are based upon 1980 CSO Mortality Tables, the Attained Age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), and Extra Rating Class, if any. The NAR (the Death Benefit minus the Coverage Fund) for a Coverage is allocated to each Coverage Segment based on the proportion of the Coverage Segment to the total of all Coverage Segments for a Coverage. The Attained Age Factor for a Coverage with an increase in the Basic Insurance and/or the Target Term Insurance is based on the Covered Person’s Attained Age for the initial Coverage Segment.

The Free-Look period is not applicable to increases to the Basic Insurance or Target Term Insurance. Increases in Basic Insurance and/or Target Term Insurance create Additional Returnable Charges. The Additional Returnable Charges are subject to the Return of Charges provision with the same Return of Charges Period that was applicable to the Returnable Charges at issue.

Payment of premium in conjunction with an increase in Basic Insurance and/or the Target Term Insurance may cause an affected Coverage to be classified as a Modified Endowment Contract. See TAXES. Therefore, before increasing the Basic Insurance and/or the Target Term Insurance, the Contract Holder should consult with its tax adviser and its registered representative.

DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE

The Contract Holder has the option of decreasing the Basic Insurance and/or the Target Term Insurance Coverage without withdrawing any Cash Value. If a change in circumstances causes the Contract Holder to determine that the amount of insurance is greater than needed, a decrease will reduce the Coverage Amount and the monthly deductions for the cost of insurance. Scheduled decreases in Basic Insurance and Target Term Insurance are not permitted.

The following conditions must be met for decreases in Basic Insurance and/or Target Term Insurance:

(1)	the Contract Holder must ask for the change in a form that meets Prudential’s needs;
(2)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits;
(3)	the Basic Insurance and/or the Target Term Insurance after the decrease must be at least equal to the Minimum Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits; and

(4)	if Prudential asks the Contract Holder to do so, the Contract Holder must send Prudential the Group Contract to be endorsed.

If Prudential approves the decrease for any Coverage, Prudential will send the Contract Holder a new Benefit Summary Report for each such Coverage showing the amount and effective date of the change.

For Coverages with more than one Coverage Segment, a decrease in Basic Insurance and/or the Target Term Insurance will reduce each Coverage Segment on a last in first out basis.

Prudential may decline a request to decrease in the Basic Insurance and/or the Target Term Insurance for any Coverage if Prudential determines such decrease would cause the affected Coverage to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. See TAXES.

If the Basic Insurance and/or the Target Term Insurance is decreased for any Coverage, there is a possibility that the affected Coverage will be classified as a Modified Endowment Contract. See TAXES. The Contract Holder should consult with its tax adviser and its registered representative before requesting any decrease in Basic Insurance and/or the Target Term Insurance.

COVERAGE VALUES

Surrender

The Contract Holder may surrender a Coverage at any time for the Coverage’s Surrender Value while any Covered Person is living. To surrender a Coverage, Prudential may require the Contract Holder to deliver or mail the following items in Good Order as provided in the Group Contract: the Group Contract, a signed request for surrender, and any tax withholding information required under federal or state law. To surrender the entire Group Contract, the Contract Holder must surrender all Coverages. Surrender of the Group Contract or a Coverage may have tax consequences. See TAXES.

Generally, Prudential will pay the Coverage’s Surrender Value within seven days after all the documents required for such a payment are received in Good Order as provided in the Group Contract. Prudential may delay payment of proceeds from the Fund(s) if the disposal or valuation of the Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Prudential may delay payment of the Surrender Value attributable to the Fixed Interest Rate Option for up to six months (or a shorter period if required by applicable law). Prudential will pay interest as required by applicable state law if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

How the Surrender Value Will Vary

The Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order as provided in the Group Contract. If the Group Contract or a Coverage is fully surrendered within the first eight Coverage Years, the Contract Holder may be entitled to a Return of Charges. A Coverage’s Surrender Value on any date equals the Coverage Fund less any Coverage Debt, plus any Return of Charges. Each Coverage Fund’s value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option(s);

(2)	interest credited on any amounts allocated to the Fixed Interest Rate Option; and
(3)	interest credited on any Loan Account.

Each Coverage Fund’s value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, Prudential will tell the Contract Holder the Surrender Value of the Group Contract or a particular Coverage. It is possible for the Surrender Value of a Group Contract or a Coverage to decline to zero because of unfavorable investment performance or outstanding Coverage Debt.

Return of Charges

If a Coverage is fully surrendered within the first eight Coverage Years, or if the Group Contract is fully surrendered within the first eight Coverage Years, Prudential may return some portion of the charges paid prior to the date of surrender (“Returnable Charges”). Return of charges is not guaranteed and may be modified or discontinued on a class basis by Prudential.

The Premium Load and COI applicable to the surrendered Coverage for the Basic Insurance and Target Term Insurance are Returnable Charges. The following charges are not Returnable Charges: Mortality and Expense Risk Charge, Administrative Charge, Transfer Charge, and Fund Charges.

Increases in Basic Insurance and/or Target Term Insurance create Additional Returnable Charges. The Additional Returnable Charges are subject to the Return of Charges provision with the same Return of Charges Period that was applicable to the Returnable Charges at issue.

Prudential uses a formula to determine the Returnable Charges. For each Coverage, the Return of Charges period begins in month one from the Coverage Effective Date and extends to month 96 from the Coverage Effective Date, with declining factors from month 13 to month 96. The Return of Charges period for an Additional Person begins on the Coverage’s Coverage Effective Date The current factors range from 95% in month 13 to 20% in month 96 and are available upon request. These factors are applied to the cumulative Premium Load and COI.

Prudential, in its discretion, may include interest in the formula used to determine the Returnable Charges. If Prudential adds interest, Prudential will increase the Returnable Charges by a rate of interest that it sets, which may vary over time, prior to applying the factor to the Returnable Charges. Prudential will state the initial interest rate, if any, in the Group Contract. Prudential will pay any interest that it credits on the Returnable Charges only upon surrender of a Coverage in accordance with the terms of this provision and the surrender provision in the Group Contract.

Returnable Charges are not a part of the Coverage Fund. This means that Returnable Charges:

(1)	are not allocated to the Variable Investment Options or the Fixed Interest Rate Option;
(2)	are not available for loans; and
(3)	are not available for withdrawals.

There is no Return of Charges for a Coverage if any of the following conditions exist:

(1)	the surrender is in connection with a 1035 exchange or any similar Internal Revenue Code provision providing for a tax-advantaged exchange of insurance contracts;
(2)	such Coverage has been assigned to any Covered Person prior to the date of surrender; or
(3)	such Coverage is in default beyond the grace period on the date of surrender.

The Return of Charges is not guaranteed and may not be available in all states.

Loans

The Contract Holder may borrow an amount up to the current loan value of a Coverage less any existing Coverage Debt using such Coverage as the only security for the loan. Currently, a Coverage’s loan value at any time is equal to the Cash Value attributable to the Variable Investment Options and the Fixed Interest Rate Option less total charges for one month. The Contract Holder may borrow from a Coverage Fund value provided the Coverage is not in default. A Coverage in default has no loan value. The minimum loan amount a Contract Holder may borrow is $5,000. Loans may not be taken against the amounts that may be payable as a potential Return of Charges.

Interest charged on a loan accrues daily. Prudential charges interest on the full loan amount, including all unpaid interest. Interest is due on each Coverage Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, Prudential will increase the loan amount by any unpaid interest. Prudential currently charges interest at an effective annual rate of 5% for standard loans.

A portion of any amount the Contract Holder borrows on or after the 10th Coverage Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount the Contract Holder may borrow minus premiums paid less total withdrawals, if any. If the premiums paid are less than the withdrawal taken, for the purposes of this calculation, Prudential will consider the withdrawal equal to premium. Only new loans borrowed after the 10th Coverage Anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are currently charged interest at an effective annual rate of 4.25%.

When a Contract Holder takes a loan, the Contract Holder instructs Prudential which Coverage Funds will be affected by such loan. Prudential will transfer an amount equal to the loan proceeds first out of the Variable Investment Options and then out of the Fixed Interest Rate Option, as applicable, into the general account. A Loan Account for each Covered Person that is part of the Covered Person’s Coverage Fund will be set up in Prudential’s general account whenever the Contract Holder takes out a loan. Unless the Contract Holder instructs Prudential to take the loan amount from specific Variable Investment Options, the reduction will be made in the same proportions as the value in each Variable Investment Option bears to the total value of the Group Contract’s Variable Investment Option allocation. The loan amount is deducted from the Fixed Interest Rate Option only when insufficient amounts are available to be deducted from the Variable Investment Options. While a loan is outstanding, the amount in the Loan Account will continue to be treated as part of the Coverage Fund. Prudential will credit the Loan Account with interest at an effective annual rate of 4%. On each Monthly Date, Prudential will increase the portion of the Coverage Fund in the investment options by interest credits accrued on the loan since the last Monthly Date. The current net interest rate spread of a standard loan is 1% and the current net interest rate spread of a preferred loan is 0.25%. The net interest spread of a standard loan will never be less than 0.25%. The maximum net interest spread for a preferred loan is 0.50%.

For each Coverage, the Coverage Debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly Date, the Coverage Debt equals or exceeds the Coverage Fund, such Coverage will go into default. Prudential will notify the Contract Holder of a 61-day grace period, within which time the Contract Holder may repay all or enough of the loan to obtain a positive Cash Value and thus keep the Coverage in force. If a Coverage lapses or is surrendered, the amount of unpaid Coverage Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Coverage. Reinstatement of a Coverage after lapse will not eliminate the taxable income, which Prudential is required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Pre-Death Distributions.

Loans the Contract Holder takes against a Coverage are ordinarily treated as debt and are not considered distributions subject to tax. However, the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Coverage’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Group Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Group Contract to lapse as long as Coverage Debt for all Coverages does not equal or exceed the aggregate Coverage Funds for all Covered Person. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAXES.

Any Coverage Debt will directly reduce a Coverage’s Cash Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under a Coverage will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made.

When the Contract Holder repays all or part of a loan, Prudential will increase the portion of the affected Coverage Fund in the Variable Investment Options by the amount of the loan the Contract Holder repays plus interest credits accrued on the loan since the last transaction date and reduce the affected Covered Person’s Loan Account. The increase to the affected Coverage Fund will never be more than the Loan Account. Prudential will use the investment option the Contract Holder designates or the investment allocation for future premium payments as of the loan payment date. If loan interest is paid when due, it will not change the portion of the affected Coverage Fund allocated to the investment options. Prudential may change the manner in which Prudential allocates loan repayments.

Coverage Debt Repayment upon Assignment to a Covered Person: Repayment of Coverage Debt is not required prior to any assignment of Coverage to a Covered Person. The Contract Holder may elect to repay some or all of a loan with respect to a Coverage to be assigned.

Repayment Allocations:    Prudential may allocate the loan repayment first to the Fixed Interest Rate Option and then to the Variable Investment Options.

Subsequent Premium Payments:    Prudential may require that any subsequent premium payments be used to repay the loan amount allocated to the Fixed Interest Rate Option in order to reduce the portion of the Loan Account allocated to the Fixed Interest Rate Option.

Prudential will give notice to the Contract Holder if it intends to apply the repayment allocation and subsequent premium payment requirements set forth above.

Withdrawals

The Contract Holder may withdraw a portion of the Net Cash Value of a Coverage or multiple Coverages without surrendering a particular Coverage, subject to the following restrictions: (a) such Coverage’s Net Cash Value after the withdrawal may not be less than an amount equal to the total charges for one month, and; (b) the withdrawal amount must be at least $5,000.

A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, Prudential will tell the Contract Holder how much the Contract Holder may withdraw. Withdrawal of the Cash Value may have tax consequences. See TAXES.

When the Contract Holder makes a withdrawal, the Contract Holder instructs Prudential which Coverage Funds will be reduced by the withdrawal amount. If the Contract Holder does not instruct Prudential, Prudential will withdraw an amount equal to the reduction in each Covered Person’s Coverage Fund proportionally from the Variable Investment Options and the Fixed Interest Rate Option. The Contract Holder may not direct a withdrawal to come entirely from the Fixed Interest Rate Option. Prudential will adjust the withdrawal allocation so that the 25% maximum withdrawal from the Fixed Interest Rate Option is not exceeded. If the Fixed Interest Rate Option is the only investment option, Prudential will reduce the amount of the withdrawal so that the 25% maximum withdrawal from the Fixed Interest Rate Option is not exceeded.

Withdrawal of any portion of a Coverage’s Net Cash Value increases the risk that the affected Coverage Funds may be insufficient to provide the Death Benefit. If such a withdrawal is followed by unfavorable investment experience, the affected Coverages may go into default.

Whenever the Contract Holder makes a withdrawal, Prudential may reduce the affected Covered Person’s Death Benefit by at least the amount of the withdrawal. Generally, withdrawals under Type B (variable) and Type C (return of premium) Death Benefits will not change the Basic Insurance, or Target Term Insurance except when the Coverage Amount has been increased to continue to satisfy the Internal Revenue Code’s definition of life insurance.

However, under a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance and Target Term Insurance. If the withdrawal would cause the NAR to increase, the Contract Holder must prove to Prudential that such Covered Person is insurable for the increase. If the Covered Person is not insurable for the increase or the Contract Holder does not desire to maintain the original Coverage Amount, Prudential will reduce the Basic Insurance and Target Term Insurance, if any, proportionately using a formula to ensure that the affected Coverage continues to satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code. Prudential will not permit a withdrawal under a Type A (fixed) Death Benefit if it would result in a Basic Insurance of less than the Minimum Basic Insurance shown in the Group Contract’s Schedule of Benefits. Furthermore, the sum of the Basic Insurance and the Target Term Insurance must equal or exceed the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. If the Coverage Amount is decreased, there is a possibility that the affected Coverage might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance, the Contract Holder should consult with its tax adviser and its registered representative. See TAXES.

Currently, Prudential will provide an authorization form if the Contract Holder’s withdrawal request causes a decrease in the Coverage Amount that results in a Coverage being classified as a Modified Endowment Contract. The authorization form will confirm that the Contract Holder is aware of such Coverage becoming a Modified Endowment Contract if the transaction is completed. Prudential will complete the transaction and send a confirmation notice after Prudential receives the completed authorization form in Good Order as provided in the Group Contract.

Generally, Prudential will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order as provided in the Group Contract. See When Proceeds Are Paid.

A Group Contract returned during the Free-Look period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

Prudential will determine the value of each Coverage Fund on each Monthly Date. If the Coverage Fund for any Coverage is less than an amount equal to total charges for one month, such Coverage will lapse. For each Coverage, if the Coverage Debt ever grows to be equal to or more than the Coverage Fund, the Coverage will lapse. Should this happen, Prudential will send the Contract Holder a notice of lapse setting forth the payment which Prudential estimates will keep the Coverage in force for three months from the date of lapse. This payment must be received at the Payment Office within the 61-day grace period after the notice of lapse is mailed or the Coverage will end and be treated as a surrender. See Surrender. If the amount sufficient to bring the Coverage Fund out of default is not paid to Prudential by the end of the grace period, the Coverage for such Covered Person will end when the grace period ends. But the Contract Holder may write to Prudential to ask that the Coverage cease at the end of the period for which charges have been deducted or at any time during the grace period. Then the Coverage for such Covered Person will end on the date requested.

During the grace period, Prudential will not charge interest on the charges due and will continue to assess the charges shown in the Group Contract’s Schedule of Charges. If an affected Covered Person dies during the grace period, any Death Benefit payable will be reduced by the amount of the charges due. The Contract Holder is liable to pay charges, including interest charges on Coverage Debt, to Prudential during the grace period.

A Coverage that lapses with outstanding Coverage Debt may have tax consequences. See TAXES. Any one Coverage may lapse even if some or all of the remaining Coverages are in force. The Group Contract will lapse when all Coverages have lapsed.

A Coverage that lapsed may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability as required by Prudential is provided on the affected Covered Persons;
(2)	payment of a charge equal to: (a) an amount, if any, required to bring the Coverage Fund to an amount equal to total charges for one month on the date the Coverage went into default, plus (b) an amount equal to the charges deductible from the Coverage Fund from the grace period through the reinstatement date, plus (c) a premium that Prudential estimates will cover all charges and deductions for the next three months; and
(3)	any Coverage Debt with interest to date is restored or paid back. If the Coverage Debt is restored and the Coverage Debt with interest would exceed the loan value of the reinstated Coverage, the excess must be paid to Prudential before reinstatement.

The reinstatement date will be the Monthly Date that coincides with or next follows the date Prudential approves the Contract Holder’s request. Prudential will deduct all required charges from the Contract Holder’s payment and the balance will be placed into the affected Coverage Fund. A Coverage that has been converted to an individual policy is not available for reinstatement by the Contract Holder.

TAXES

This summary provides general information on the federal income tax treatment of the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. The Contract Holder must consult its own tax adviser for complete information and advice.

Treatment as Life Insurance. Each Coverage under the Group Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Group Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, each Coverage must satisfy the Cash Value Accumulation Test.

Under the Cash Value Accumulation Test, each Coverage must maintain a minimum ratio of Death Benefit to Cash Value. Therefore, in order to ensure that each Coverage qualifies as life insurance, a Coverage’s Death Benefit may increase as the Coverage Fund value increases. For each Coverage, the Death Benefit, at all times, must be at least equal to the Coverage Fund multiplied by the applicable attained age factor. A listing of Attained Age Factors is attached to the Group Contract.

Prudential believes it has taken adequate steps to insure that the Group Contract and every Coverage under the Group Contract qualifies as life insurance for tax purposes. Generally speaking, this means that the Contract Holder will not be taxed on the growth of the funds in the Group Contract, unless it receives a distribution from a Coverage, or if a Coverage lapses or is surrendered. Prudential may refuse to accept any payment that increases a Coverage’s Death Benefit by more than it increases the Coverage Fund.

Although Prudential believes that each Coverage under the Group Contract and the Group Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, Prudential may make changes — which will be applied uniformly to all Contract Holders after advance written notice — that Prudential deems necessary to insure that all Coverages under the Group Contract will qualify as life insurance.

Pre-Death Distributions.    The tax treatment of any distribution the Contract Holder receives before the Covered Person’s death depends on whether such Coverage is classified as a Modified Endowment Contract. A Group Contract may include both Coverages classified as Modified Endowment Contracts and Coverages not classified as Modified Endowment Contracts.

Coverages Not Classified as Modified Endowment Contracts

•

If the Contract Holder surrenders a Coverage or allows it to lapse, the Contract Holder will be taxed on the amount it receives in excess of the premiums the Contract Holder paid less the untaxed portion of any prior withdrawals. For this purpose, the Contract Holder will be treated as receiving any portion of the Cash Value used to repay Coverage Debt. In other words, the Contract Holder will immediately have taxable income to the extent of gain allocated to such Coverage. Reinstatement of a Coverage after lapse will not eliminate the taxable income, which Prudential is required to report to the Internal Revenue Service.

•

Generally, the Contract Holder will be taxed on a withdrawal to the extent the amount it receives exceeds the premiums the Contract Holder paid for a Coverage less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Coverage Years, all or a portion of a withdrawal may be taxed if the Coverage Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits generally do not count in computing the premiums paid for a Coverage for the purposes of determining whether a withdrawal is taxable.

•	Loans the Contract Holder takes against a Coverage are ordinarily treated as debt and are not considered distributions subject to tax. However, the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the crediting rate. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to avoid this result, including modifying the Group Contract’s loan provisions.

Coverages Classified as Modified Endowment Contracts

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The rules change if a Coverage is classified as a Modified Endowment Contract. Section 7702A of the Code defines Modified Endowment Contracts as those life insurance contracts issued or materially changed on or after June 21, 1988 on which the total premium paid during the first seven years exceeds the amount that would have been paid if the contract provided for paid up benefits after seven level annual premiums. Under certain conditions, a contract may become a modified endowment contract, or may become subject to a new seven year testing period as a result of a “material change” or a “reduction in benefits” as defined by Section 7702A(c) of the Internal Revenue Code.

•

A Coverage could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance is made. The addition of an increase in the Basic Insurance may also cause a Coverage to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase. Prudential will notify the Contract Holder if a premium or a change in Basic Insurance would cause a Coverage to become a Modified Endowment Contract, and advise the Contract Holder of its options. The Contract Holder should first consult a tax adviser and its registered representative if it is contemplating any of these steps.

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If a Coverage is classified as a Modified Endowment Contract, then amounts the Contract Holder receives under a Coverage before the Covered Person’s death, including loans and withdrawals, are included in income to the extent that the Coverage Fund exceeds the premiums paid for such Coverage increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that a Coverage became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent. If Coverage has been assigned to a Covered Person the 10% penalty does not apply if the amount is received on or after age 59 1/2, on account of a Covered Person becoming disabled or if the distribution is as a life annuity. It is presently unclear how the penalty tax provisions apply to Group Contracts owned by businesses.

•	All Modified Endowment Contracts issued by Prudential to the Contract Holder during the same calendar year are treated as a single contract for purposes of applying these rules.

Business-Owned Life Insurance.    Because this Group Contract will be issued to a business rather than an individual, there are some additional rules. Business Contract Holders generally cannot deduct premium payments. Business Contract Holders generally cannot take tax deductions for interest on Coverage Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Group Contracts for up to 20 key persons. The interest deduction for Coverage Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key Covered Person. The corporate alternative minimum tax also applies to business- owned life insurance. This is an indirect tax on additions to the Coverage Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided proper notice to the proposed insured/employee and obtained the employee’s consent to the life insurance and meets one of the following: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the policy was issued; or (c) the death benefits are paid to the insured’s heirs or his or her designated beneficiaries (other than the employer) either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable Contract Holder. Annual reporting and recordkeeping requirements will apply to Employers maintaining such business-owed life insurance.

Investor Control.    Treasury Department regulations do not provide specific guidance concerning the extent to which the Contract Holder may direct its investment in the particular Funds without causing the Contract Holder, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as Prudential deems necessary to assure that the Group Contract and each Coverage under the Group Contract qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Holders and will be made with such notice to affected Contract Holders as is feasible under the circumstances.

Withholding.    The Contract Holder must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts the Contract Holder receives will be subject to withholding. The Contract Holder is not permitted to elect that no taxes be withheld unless the Contract Holder provides a taxpayer identification number. The Contract Holder may be subject to penalties under the estimated tax payment rules if its withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If the Contract Holder transfers or assigns a Coverage to a Covered Person or for the benefit of a Covered Person, there may be gift, estate and/or income tax consequences. Deductions for interest paid or accrued on Coverage Debt or on other loans that are incurred or continued to purchase or carry a Coverage may be denied. The Contract Holder’s particular situation or that of its beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the Covered Person dies.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Group Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established in 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance contracts issued by Prudential. The Group Contract is sold by registered representatives of Prusec who are also Prudential appointed insurance agents under state insurance law. The Group Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its individual variable life products of $91,615,140 in 2006, $95,241,637 in 2005, and $114,496,331 in 2004. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $11,528,129 in 2006, $15,018,502 in 2005, and $10,572,253 in 2004. Prusec offers the Group Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Target Premium. The Target Premium for each Coverage Segment will vary by the Covered Person’s gender and issue age on the Coverage Segment’s effective date. Prudential pays significantly lower compensation on a Coverage with Target Term Insurance than on a Coverage with Basic Insurance only with the same initial Death Benefit and premium payments because the Target Term Insurance is not used in the determination of the Target Premium.

The following chart shows the maximum broker-dealer compensation illustrated with alternate commission payment options.

Commission Payment Option 1 - Standard
	Coverage Years
Maximum Broker Compensation	1	2 – 4	5 – 7
Up to Target Premium	25%	7%	3%
Excess Premium	2%	2%	2%

Commission Payment Option 2 - Level
	Coverage Years
Maximum Broker Compensation	1	2 –4	5 – 7
Up to Target Premium	15%	10%	8%
Excess Premium	2%	2%	2%

Commission Payment Option 3 - Accelerated
	Coverage Years
Maximum Broker Compensation	1	2 –4	5 – 7
Up to Target Premium	39%	2%	2%
Excess Premium	2%	2%	2%

With all commission payment options, broker-dealers will also receive compensation in years two through 20 of up to 0.10% of the Coverage Fund net of Coverage Debt, up to 0.05% in years 21 and beyond.

The accelerated commission payment option may not be available in all states or to each Group Contract.

Increase in Basic Insurance:    The commission payments described above apply to increases in Basic Insurance. The percentages are applied to the amount of the premium allocated to the increase.

Prusec registered representatives who sell the Group Contract may also be Prudential’s life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that Prudential or its affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, Prudential may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of Prudential’s variable products (which may include the placement of Prudential’s contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), Prudential or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Group Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to Prudential or its affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. The Contract Holder should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by Prudential, and will not result in any additional charge to the Contract Holder or to the separate account. Contract Holders should consult with the Contract Holder’s registered representative for more information about the compensation arrangements that apply upon the sale of the Group Contract.

Disclosure Policy: When Prudential issues an offer of coverage, Prudential will disclose to the Contract Holder any commissions and/or fees that will be payable to applicable broker-dealer(s). The Contract Holder must sign the disclosure and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Contract Holder with any broker of record change or a change in the commissions and/or fee arrangement. In addition, Prudential will report annually to the Contract Holder the commissions and fees paid to the applicable broker-dealer(s) or other third party expenses attributable to that Contract Holder’s account.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Prudential’s pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential has made improper or inadequate disclosures in connection with the sale of assets and variable life, annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from the businesses Prudential is winding down or has divested, including claims under the Real Estate Settlement Procedures Act, in connection with its divested residential first mortgage operations and claims related to its discontinued healthcare operations. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment.

In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The following is a summary of certain pending proceedings.

In August 2000, plaintiffs filed a purported national class action in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint asserts claims for breach of the common law duty to disclose material information, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment and seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed this finding and dismissed the claims for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court and in November 2004, it held that, as to the named plaintiffs, the non-disclosure was material. In July 2005, the court certified a class of New Mexico only policyholders denying plaintiffs’ motion to include purchasers from 35 additional states. In September 2005, plaintiffs sought to amend the court’s order on class certification with respect to eight additional states. In March 2006, the court reiterated its denial of a multi-state class and maintained the certification of a class of New Mexico resident purchasers of Prudential life insurance. The court also indicated it would enter judgment on liability against Prudential for the New Mexico class.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate federal racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In November 2006, plaintiffs filed a motion seeking to permit over 200 individuals to join the cases as additional plaintiffs, to authorize a joint trial on liability issues for all plaintiffs, and to add a claim under the New Jersey discrimination law. The motion is pending decision.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. Prudential is cooperating with these inquiries and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation, and two shareholder derivative actions, Gillespie v. Ryan and Kahn v. Agnew. Both derivative actions were dismissed without prejudice. In Gillespie, the plaintiff entered into a tolling agreement to permit a Special Evaluation Committee of Prudential Financial’s Board of Directors to investigate and evaluate his demand that Prudential Financial take action regarding these matters. The Committee has completed its investigation and has informed counsel for Mr. Gillespie that it has determined to refuse his demand. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to Prudential’s business.

In April 2005, Prudential Financial voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to our discontinued operations. Subsequent to commencing its voluntary review, Prudential Financial received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Prudential Financial’s property and casualty insurance operations that were sold in 2003. These investigations are ongoing and not yet complete, and it is possible that Prudential Financial may receive additional requests from regulators relating to reinsurance arrangements. Prudential Financial intends to cooperate with all such requests.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential and related entities, which invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance and that Prudential Financial and related entities received prepayment of $125 million. A motion by all defendants to dismiss the complaint was denied in June 2005. Defendants’ motion for leave to appeal is pending.

In August 1999, a Prudential employee and several Prudential retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and Prudential. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and Prudential filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Prudential Retirement Plan to Prudential Financial. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. The court has not yet issued its decision.

In November 1996, plaintiffs filed a purported class action lawsuit against Prudential, the Prudential Home Mortgage Company, Inc. (“PHMC”) and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of PHMC. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and Racketeer Influenced and Corrupt Organizations Act, or RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. In 2002, class certification was denied. Since that time, the court has permitted nine additional investors to intervene as plaintiffs. In August 2005, the court dismissed the New Jersey Securities Act and RICO claims and the negligent misrepresentation claim. In February 2007, the matter settled in principle.

In October 2002, Stewart v. Prudential, et al. was brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against Prudential and Pruco Life Insurance Company (Pruco). The complaint alleges that the Prudential and Pruco acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. Prudential and Pruco’s appeal to the Mississippi Supreme Court is pending.

Prudential’s litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Prudential believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on its financial position.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

Potential Contract Holders may contact Prudential directly for further information. Prudential’s address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

Account – The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Actively at Work – A requirement that an Employee be actively at work on a full-time basis (at least 30 hours per week) at the Employer’s place of business, or at any other place that the Employer’s business requires the Employee to go.

Additional Person – A Covered Person who was added to a Group Contract after the Contract Date.

Assignment Certificate – The document issued to the Covered Person outlining the Covered Person’s rights and responsibilities after the Contract Holder assigns Coverage to the Covered Person.

Attained Age – The Covered Person’s age on the Coverage Effective Date plus the number of whole years since then. For any Coverage Segment effective after the Coverage Effective Date, the Covered Person’s Attained Age is the issue age of that Coverage Segment plus the length of time in whole years since its Coverage Effective Date.

Attained Age Factors – The Attained Age Factors are shown in the Table of Attained Age Factors attached to the Group Contract.

Basic Insurance – An amount of group flexible premium variable universal life insurance for each Covered Person. The amount of life insurance as shown in each Covered Person’s Benefit Summary Report.

Benefit Summary Report – A summary of each Covered Person’s Coverage.

Business Day – A day on which the main office of Prudential in Newark, New Jersey is open, the NYSE is open and the SEC has not restricted trading or declared an emergency.

Cash Value – The same as the “Coverage Fund.”

Certificate Holder – A Covered Person, or a trust established by such Covered Person, to whom a Certificate of Assignment has been issued under an assignment of Coverage by the Contract Holder.

Consent Form – The document in which an Employee consents in writing to be covered under the Group Contract. The Consent Form must be in a form acceptable to Prudential.

Contract Date – The date the Group Contract is effective, as specified in the Group Contract.

Contract Holder – The employer, or a trust established by the employer, that is issued the Group Contract.

Cost of Insurance (“COI”) – The charge for insurance that varies based on the individual characteristics of the Covered Person, including such characteristics as age, gender, Extra Rating Class, if any, and years from Coverage Effective Date.

Coverage – An amount of group flexible premium variable universal life insurance for each Covered Person. Each Coverage may consist of different Coverage Segments with different characteristics such as different effective dates and underwriting classes.

Coverage Amount – The Coverage Amount is equal to the sum of all the Basic Insurance and Target Term Insurance Coverage Segments.

Coverage Anniversary – The same date as the Coverage Effective Date in each later year. The Coverage Anniversary is shown in each Covered Person’s Benefit Summary Report.

Coverage Debt – The principal amount of all outstanding loans plus any interest accrued thereon.

Coverage Effective Date – The date Coverage becomes effective for each Covered Person. The Coverage Effective Date is shown in each Covered Person’s Benefit Summary Report.

Coverage Fund – The total amount credited to a Covered Person under the Group Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Interest Rate Option, and the principal amount of any Coverage Debt plus any interest earned thereon.

Coverage Segment – The Basic Insurance at issue is the first Coverage Segment. Target Term Insurances are separate Coverage Segments. For each increase in Basic Insurance and/or Target Term Insurance, a new Coverage Segment is created for the amount of the increase.

Coverage Year – A year that starts on a Coverage Effective Date or on a Coverage Anniversary.

Covered Person – A person whose life is insured under the Group Contract.

Death Benefit – If a Coverage is not in default, this is the amount Prudential will pay upon the death of a Covered Person, less any Coverage Debt.

Employee – A person employed by the Employer.

Employer – An Employer under the Group Contract is the Contract Holder or if the Group Contract is owned by a trust, the trust grantor.

Excess Premium – The amount of premium received over the Target Premium.

Extra Rating Class – A substandard rating of percentage of 1980 CSO.

Face Amount – The initial Coverage Segment on the Coverage Effective Date shown in each Covered Person’s Benefit Summary Report.

Fixed Interest Rate Option – An investment option under which interest is accrued daily at a rate that Prudential declares periodically, but not less than an effective annual rate of 2% or the rate required by law.

Fund – A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.

Good Order – An instruction received at Prudential’s Service Office utilizing such forms, signatures, and dating as Prudential requires, which is sufficiently clear and complete and for which Prudential does not need to exercise any discretion to follow such instructions.

Group Contract – The group flexible premium variable universal life insurance contract described in this prospectus.

Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Loan Account – A Loan Account for each Covered Person that is part of the Covered Person’s Coverage Fund will be set up in Prudential’s general account whenever the Contract Holder takes out a loan.

Minimum Coverage Amount – An amount specified in the Group Contract’s Schedule of Benefits.

Minimum Initial Premium – The amount needed for Coverage to be effective under the Group Contract. The Minimum Initial Premium is equal to three months of total charges.

Monthly Date – For each Covered Person the Coverage Effective Date and the same date in each subsequent month.

Net Amount at Risk (“NAR”) – The amount by which the Covered Person’s Death Benefit exceeds the Coverage Fund.

Net Cash Value – The Coverage Fund minus any Coverage Debt.

Net Premiums – The amounts allocated to the Variable Investment Options and/or the Fixed Interest Rate Option after Prudential deducts the Premium Load and the first month’s charges.

Personal Beneficiary – An individual, trust or any other legal entity designated by the Covered Person, prior to any assignment of Coverage to the Covered Person, who will receive a portion of the Death Benefit.

The Prudential Insurance Company of America – The company offering the Group Contract.

Returnable Charges – The portion of charges that may be returned to the Contract Holder under Return of Charges provision. The Premium Load and COI applicable to the surrendered Coverage for the Basic Insurance and Target Term Insurance are Returnable Charges.

Return of Charges – The provision which provides that a portion of the charges paid may be returned to the Contract Holder upon Surrender of a Coverage or the Group Contract within the first eight Coverage Years.

Return of Charges Period – The Return of Charges Period for each Coverage begins in month one (1) from the Coverage Effective Date and extends to month 96 from the Coverage Effective Date, with declining factors from month 13 to month 96.

Service Office – The Prudential office listed in the Group Contract.

Surrender Value – The amount payable to the Contract Holder upon surrender of a Coverage. It is equal to the Coverage Fund minus any Coverage Debt plus any Return of Charges for each Covered Person.

Target Premium – The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and gender. See CHARGES AND EXPENSES.

Target Term Insurance – A flexible term insurance benefit to attained age 100 on the life of a Covered Person. The Contract Holder specifies the initial amount for such Coverage.

Underwriting Class – The three types of underwriting classes Prudential offers: fully underwritten, simplified issue, and guaranteed basis.

Valuation Period – The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Variable Investment Options – A subaccount within the Account that purchases shares of one specific Fund.

To Learn More About PruBenefit SelectSM

To learn more about the PruBenefit SelectSM group variable universal life Contract, prospective Contract Holders can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2007 or view it online at www.prudential.com/pbf. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-137572. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruBenefit SelectSM SAI and other information about Prudential. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street N.E., Washington, D.C. 20549-0102.

Contract Holders can call Prudential at 1-800-286-7754 to ask questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. Contract Holders can also view the Statement of Additional Information located with the prospectus at www.prudential.com/pbf, or request a copy by writing to Prudential at:

The Prudential Insurance Company of America

13001 County Road 10

Plymouth, MN 55442

The prospectuses for the Funds appear after this page in the following order:

The Prudential Series Fund

•	Diversified Bond Portfolio (Class I)
•	Diversified Conservative Growth Portfolio (Class I)
•	Equity Portfolio (Class I)
•	Global Portfolio (Class I)
•	High Yield Bond Portfolio (Class I)
•	Natural Resources Portfolio (Class I)
•	SP Aggressive Growth Asset Allocation Portfolio (Class I)
•	SP Balanced Asset Allocation Portfolio (Class I)
•	SP Conservative Asset Allocation Portfolio (Class I)
•	SP Growth Asset Allocation Portfolio (Class I)
•	SP PIMCO High Yield Portfolio (Class I)
•	SP Strategic Partners Focused Growth Portfolio (Class I)
•	Value Portfolio (Class I)

AIM Variable Insurance Funds

•	AIM V.I. Core Equity Fund (Series I Shares)
•	AIM V.I. International Growth Fund (Series I Shares)
•	AIM V.I. Small Cap Equity Fund (Series I Shares)
•	AIM V.I. Utilities Fund (Series I Shares)

AllianceBernstein Variable Product Series Fund, Inc.

•	AllianceBernstein VPS International Research Growth Portfolio (Class A)
•	AllianceBernstein VPS International Value Portfolio (Class A)
•	AllianceBernstein VPS Real Estate Investment Portfolio (Class A)
•	AllianceBernstein VPS Small Cap Growth Portfolio (Class A)

DWS Variable Series I

•	DWS Bond VIP (Class A)
•	DWS Capital Growth VIP (Class A)

DWS Variable Series II

•	DWS Blue Chip VIP (Class A)
•	DWS Dreman High Return Equity VIP (Class A)
•	DWS Global Thematic VIP (Class A)
•	DWS Government & Agency Securities VIP (Class A)
•	DWS Strategic Income VIP (Class A)
•	DWS Technology VIP (Class A)

DWS Investment VIT Funds

•	DWS Small Cap Index VIP (Class A)

Fidelity Variable Insurance Products

•	VIP Contrafund Portfolio (Service)
•	VIP Equity-Income Portfolio (Service)
•	VIP Index 500 Portfolio (Service)
•	VIP Investment Grade Bond Portfolio (Service)
•	VIP Mid Cap Portfolio (Service)
•	VIP Money Market Portfolio (Service)
•	VIP Overseas Portfolio (Service)

•	VIP Value Leaders Portfolio (Service)
•	VIP Value Strategies Portfolio (Service)
•	VIP Freedom 2015 Portfolio (Service)
•	VIP Freedom 2020 Portfolio (Service)
•	VIP Freedom 2025 Portfolio (Service)
•	VIP Freedom 2030 Portfolio (Service)

Franklin Templeton Variable Insurance Products Trust

•	Franklin Large Cap Value Securities Fund (Class 2)
•	Franklin Small Cap Value Securities Fund (Class 2)
•	Franklin Strategic Income Securities Fund (Class 2)
•	Mutual Discovery Securities Fund (Class 2)
•	Templeton Global Asset Allocation Fund (Class 2)
•	Templeton Global Income Securities Fund (Class 2)

J.P. Morgan Series Trust II

•	JPMorgan Bond Portfolio

JPMorgan Insurance Trust

•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1)

Neuberger Berman Advisors Management Trust (“AMT”)

•	Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class Shares)
•	Neuberger Berman AMT Partners Portfolio (I Class Shares)
•	Neuberger Berman AMT Socially Responsive Portfolio (I Class Shares)

PIMCO Variable Insurance Trust

•	PIMCO All Asset Portfolio (Administrative Class)
•	PIMCO Global Bond Portfolio (Unhedged), (Administrative Class)
•	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)
•	PIMCO Low Duration Portfolio (Administrative Class)
•	PIMCO Real Return Portfolio (Administrative Class)
•	PIMCO Short-Term Portfolio (Administrative Class)
•	PIMCO Total Return Portfolio (Administrative Class)

Royce Capital Fund

•	Royce Micro-Cap Portfolio (Investment Class)
•	Royce Small-Cap Portfolio (Investment Class)

The Universal Institutional Funds, Inc.

•	UIF Core Plus Fixed Income Portfolio (Class I)
•	UIF Emerging Markets Equity Portfolio (Class I)
•	UIF U.S. Mid Cap Value Portfolio (Class I)
•	UIF Value Portfolio (Class I)

Van Eck Global Worldwide Insurance Trust

•	Worldwide Absolute Return Fund (Initial Class)
•	Worldwide Emerging Markets Fund (Initial Class)
•	Worldwide Hard Assets Fund (Initial Class)
•	Worldwide Real Estate Fund (Initial Class)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

Prudential Variable Contract Account GI-2

The Prudential Insurance Company of America

PruBenefit SelectSM

GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information (“SAI”) is not a prospectus. Please review the PruBenefit SelectSM prospectus (the “prospectus”), which contains information concerning the Group Contracts described above. Prospective Contract Holders may obtain a copy of the prospectus without charge by calling Prudential at 1-800-286-7754. Prospective Contract Holders can also view the prospectus at www.prudential.com/pbf, or request a copy by writing to Prudential at the address below. This SAI should be read in conjunction with the prospectus.

The defined terms used in this SAI are as defined in the prospectus.

The Prudential Insurance Company of America

13001 County Road 10

Plymouth, MN 55442

(800) 286-7754

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to prospective Contract Holders, but which is not necessarily included in the prospectus as supplemented from time to time. The date of this SAI and of the related prospectus is May 1, 2007.

GENERAL INFORMATION AND HISTORY

Description of The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, Guam, and in all United States territories and possessions. Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Control of The Prudential Insurance Company of America

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. Prudential Financial’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102-3777.

As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract.

Description of Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under the laws of the State of New Jersey as a variable contract account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.

State Regulation

Prudential is subject to regulation and supervision by the Department of Banking and Insurance of the State of New Jersey, which periodically examines Prudential’s operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. Prudential reserves the right to change the Group Contract to comply with applicable state insurance laws and interpretations thereof.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

Prudential maintains all records and accounts relating to the Account at 751 Broad Street, Newark, New Jersey 07102-3777. As presently required by the Investment Company Act of 1940, as amended (the “Act”), and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Holders semi-annually at the Contract Holder’s last address known to Prudential.

Services and Third Party Administration Agreements

Prudential entered into an administrative agreement with Wachovia Bank (“Wachovia”), in which Wachovia provides remittance processing expertise and research and development capabilities providing Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this agreement, Wachovia received from Prudential for services rendered approximately $750,000 in 2006, $660,000 in 2005, and $620,000 in 2004. For all banking services provided by Wachovia, Prudential has paid $2.1 million in 2006, $1.733 million in 2005 and $1.526 million in 2004. Wachovia’s principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107. A chart showing fees that Prudential pays for remittance processing is shown below.

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Remittance Processing Fees
Average Monthly # of Remittances Processed	Approximately 37,000
Standard processing	From $.027 to $0.41 per item
Imaging services	$0.12 per document
Unproccessable payments	$0.40 per item
Value added keying	$.04 per item

MINIMUM INITIAL PREMIUM PROCESSING

Prudential will allocate the Net Premiums to the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s instructions as of the end of the Valuation Period in which the Minimum Initial Premium is received in Good Order.

Upon receipt of a request for life insurance from a prospective Contract Holder, Prudential will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed Covered Persons are insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Covered Persons before a determination can be made. Prudential will not issue Coverages until this underwriting procedure has been completed.

The processing procedures may include a mechanism to provide temporary life insurance coverage to a prospective Contract Holder who pays the Minimum Initial Premium at the time the request for coverage is submitted, subject to the terms of a limited insurance agreement. Since a Coverage cannot be issued until after the underwriting process has been completed, Prudential will provide temporary life insurance coverage through use of a limited insurance agreement. The temporary coverage is for the total Death Benefit applied for, up to the maximum described in the limited insurance agreement, which may be significantly less.

Prudential determines the Covered Person’s issue age on the Coverage Effective Date. The Coverage Effective Date is the first day of the Coverage Year and commences the suicide and contestable periods.

Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract Holder. If a medical examination is required, the Coverage Effective Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If permitted by the insurance laws of the state in which the Coverage is issued, the Coverage may be backdated up to six months. In situations where the Coverage Effective Date precedes the date that the Minimum Initial Premium is received, charges due prior to the Minimum Initial Premium receipt date will be deducted from the Minimum Initial Premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Group Contract generally employs mortality tables that distinguish between males and females. Premiums and benefits differ under Coverages issued on males and females of the same age. In states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on one set of rates (a blend of male and female rates), whether the insureds are male or female. In addition, Employers considering purchase of a Group Contract should consult their legal advisers to determine whether purchase of a Group Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

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Death Benefits

There are three types of Death Benefit available under the Group Contract: (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit and; (3) Type C, a return of premium Death Benefit. A Type B (variable) Death Benefit varies with investment performance while Type A (fixed) and Type C (return of premium) Death Benefits do not, unless the Death Benefit must be increased to comply with the Internal Revenue Code’s definition of life insurance. The Contract Holder chooses the type of Death Benefit for each Coverage.

How a Type A (Fixed) Death Benefit Will Vary

Under the Type A (fixed) Death Benefit, the Death Benefit is generally equal to the Coverage Amount, before the reduction of any Coverage Debt. If the Coverage is kept in force for several years, depending on how much premium the Contract Holder pays, and/or if investment performance is favorable, the Coverage Fund may grow to the point where Prudential will increase the Death Benefit in order to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance.

With respect to each Coverage with a Type A (fixed) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)	the Coverage Amount (as shown in the Benefit Summary Report); or

(2)	the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the Attained Age Factors affect the Type A (fixed) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type A (fixed) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male nonsmoker, age 35, and there is no Coverage Debt.

Type A (Fixed) Death Benefit

IF		THEN
the Covered Person is age	and the Coverage Fund is	the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $125,000	3.413387 3.413387 3.413387	85,335 256,005 426,674	$250,000 $256,005* $426,674*
60 60 60	$ 75,000 $125,000 $150,000	1.902881 1.902881 1.902881	142,717 237,861 285,433	$250,000 $250,000 $285,433*
80 80 80	$150,000 $200,000 $225,000	1.281587 1.281587 1.281587	192,239 256,318 288,358	$250,000 $256,318* $288,358*
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

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This means, for example, that if the Covered Person has reached the Attained Age of 60, and the Coverage Fund is $150,000, the Death Benefit will be $285,433, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $1.90. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

How a Type B (Variable) Death Benefit Will Vary

Under the Type B (variable) Death Benefit, the Death Benefit will never be less than the Coverage Amount, before the reduction of any Coverage Debt, but will also vary immediately after it is issued as the value of the Coverage Fund changes to reflect the investment results of the selected Variable Investment Options. The Death Benefit may be increased to ensure that the Coverage will satisfy the Internal Revenue Code’s definition of life insurance.

With respect to each Coverage with a Type B (variable) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)	the Coverage Amount (as shown in the Benefit Summary Report), plus the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date; or

(2)	the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

For purposes of computing the Type B (variable) Death Benefit, if the Coverage Fund is less than zero, Prudential will consider it to be zero. A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the Attained Age Factors affect the Type B (variable) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type B (variable) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male nonsmoker, age 35, and there is no Coverage Debt.

Type B (Variable) Death Benefit

IF		THEN
the Covered Person is age	and the Coverage Fund is	the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $125,000	3.413387 3.413387 3.413387	85,335 256,005 426,674	$275,000 $325,000 $426,674*
60 60 60	$ 75,000 $125,000 $150,000	1.902881 1.902881 1.902881	142,717 237,861 285,433	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.281587 1.281587 1.281587	192,239 256,318 288,358	$400,000 $450,000 $475,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the age of 40, and the Coverage Fund is $125,000, the Death Benefit will be $426,674, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $3.41. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

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How a Type C (Return of Premium) Death Benefit Will Vary

Under the Type C (return of premium) Death Benefit, the Death Benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Death Benefits, a Type C Death Benefit may be less than the Coverage Amount in the event total withdrawals are greater than total premiums paid. The Death Benefit may be increased to ensure that the Coverage will satisfy the Internal Revenue Code’s definition of life insurance.

With respect to each Coverage with a Type C (return of premium) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)

the Coverage Amount (as shown in the Benefit Summary Report), plus the total premiums paid for such Coverage less any withdrawals, accumulated to the date of death at an interest rate (between 0% and 8%; in  1/2% increments) chosen by the Contract Holder to the date of death; or

(2)	the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustments due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the Attained Age Factors affect the Type C (return of premium) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type C (return of premium) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male nonsmoker, age 35, and there is no Coverage Debt.

Type C (Return of Premium) Death Benefit

IF			THEN
the Covered Person is age	and the Coverage Fund is	and the premiums paid less any withdrawals at the chosen rate of interest is	the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $125,000	$ 15,000 $ 60,000 $ 80,000	3.413387 3.413387 3.413387	85,335 256,005 426,674	$265,000 $310,000 $426,674*
60 60 60	$ 75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	1.902881 1.902881 1.902881	142,717 237,861 285,433	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.281587 1.281587 1.281587	192,239 256,318 288,358	$375,000 $400,000 $425,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the age of 40, and the premiums paid less any withdrawals at the chosen interest rate equals $80,000, the Death Benefit will be $426,674, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $3.41. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

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Additional Amounts Available Upon Surrender

Return of Charges: If a Coverage is fully surrendered within the first eight (8) Coverage Years, or if the Group Contract is fully surrendered within the first eight (8) Coverage Years, Prudential may return some portion of the charges paid prior to the date of surrender (“Returnable Charges”). The return of charges is not guaranteed and may not be available in all states.

There is no return of charges for a Coverage if any of the following conditions exist:

(1)	the surrender is in connection with a 1035 exchange or any similar Internal Revenue Code provision providing for a tax-advantaged exchange of insurance contracts;

(2)	such Coverage has been assigned to any Covered Person prior to the date of surrender; or

(3)	such Coverage is in default beyond the grace period on the date of surrender.

Prudential uses a formula to determine the Returnable Charges. For each Coverage, the Return of Charges Period begins in month one (1) from the Coverage Effective Date and extends to month 96 from the Coverage Effective Date, with declining factors from month 13 to month 96. The Return of Charges Period for an Additional Person begins on the Coverage’s Coverage Effective Date. The current factors range from 95% in month 13 to 20% in month 96 and are set forth below. These factors are applied to the cumulative Premium Loads and COIs.

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Return of Charges Factors to be applied to Cumulative Premium Loads and COIs

Factor	Coverage Year	Month	Factor	Coverage Year	Month	Factor	Coverage Year	Month

95%	1	All	78%	4	41	51%	6	70
95%	2	13	78%	4	42	50%	6	71
94%	2	14	77%	4	43	50%	6	72
93%	2	15	77%	4	44	50%	7	73
92%	2	16	76%	4	45	49%	7	74
91%	2	17	76%	4	46	48%	7	75
90%	2	18	75%	4	47	47%	7	76
90%	2	19	75%	4	48	46%	7	77
89%	2	20	74%	5	49	45%	7	78
88%	2	21	73%	5	50	44%	7	79
87%	2	22	71%	5	51	43%	7	80
86%	2	23	70%	5	52	42%	7	81
85%	2	24	69%	5	53	41%	7	82
85%	3	25	67%	5	54	40%	7	83
85%	3	26	66%	5	55	40%	7	84
84%	3	27	65%	5	56	40%	8	85
84%	3	28	63%	5	57	38%	8	86
83%	3	29	62%	5	58	36%	8	87
83%	3	30	61%	5	59	34%	8	88
82%	3	31	60%	5	60	32%	8	89
82%	3	32	60%	6	61	30%	8	90
81%	3	33	59%	6	62	28%	8	91
81%	3	34	58%	6	63	26%	8	92
80%	3	35	57%	6	64	24%	8	93
80%	3	36	56%	6	65	22%	8	94
80%	4	37	55%	6	66	20%	8	95
80%	4	38	54%	6	67	20%	8	96
79%	4	39	53%	6	68	0	9+
79%	4	40	52%	6	69

Reports to Contract Holders

Once each year, Prudential will send each Contract Holder a statement that provides certain information pertinent to the Contract Holder’s Group Contract. This statement will detail values, transactions made, and specific Coverage data that apply only to the Coverages included in the Contract Holder’s Group Contract.

Prudential will also send the Contract Holder annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

PRINCIPAL UNDERWRITER

Pruco Securities, LLC (“Prusec”), acts as the principal underwriter of the Group Contracts. Prusec is an wholly owned subsidiary of Prudential. Prusec’s principal office is located at 751 Broad Street, Newark, New Jersey 07102-3777. The offering is made on a continuous basis. The Group Contract is only being offered as of the date of this Statement of Additional Information, and therefore to the date of this Statement of Additional Information, Prusec has not received any underwriting commissions relating to this Group Contract.

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DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of Prudential’s variable products (which may include the placement of Prudential’s Group Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), Prudential or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Group Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to Prudential or Prudential’s affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. The Contract Holder should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different Group Contract that is not eligible for these compensation arrangements.

Prusec makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The Contract Holder’s registered representative can provide the Contract Holder with more information about the compensation arrangements that apply upon the sale of the Group Contract.

Disclosure Policy

When Prudential issues an offer of coverage, Prudential will disclose to the Contract Holder any commissions and/or fees that will be payable to applicable broker-dealer(s). The Contract Holder must sign the disclosure and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Contract Holder with any broker of record change or a change in the commissions and/or fee arrangement. In addition, Prudential will report annually to the Contract Holder the commissions and fees paid to the applicable broker-dealer(s) or other third party expenses attributable to that Contract Holder’s account.

ADDITIONAL INFORMATION ABOUT CHARGES

Underwriting Procedures

When a prospective Contract Holder expresses interest in obtaining insurance from Prudential, a registered representative completes an application and submits it to Prudential’s underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Prusec, a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

Prudential will provide the Employer with evidence of insurability forms, if required, that prospective Covered Persons must complete. Once Prudential receives the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, Prudential will make a decision regarding its willingness to accept the risk, and the price at which Prudential will accept the risk. Prudential will issue the Coverage when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT COVERAGES IN DEFAULT

When a Coverage is in default, no part of such Coverage Fund is available to the Contract Holder. The Contract Holder may not take any loans, withdrawals or surrenders, or make any transfers among the Variable Investment Options and/or the Fixed Interest Rate Option. In addition, during any period in which a Coverage is in default, the Contract Holder may not change the way in which subsequent premiums are allocated or increase the amount of insurance by increasing the Basic Insurance or Target Term Insurance.

8

EXPERTS

The consolidated financial statements of Prudential and subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and the financial statements of the Account as of December 31, 2006 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, Prudential may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Coverages will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the associated Funds, with the level of Coverage charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Variable Investment Options, but do not reflect other life insurance Coverage charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the money market Variable Investment Option are calculated using historical investment returns of the VIP Money Market Portfolio as if PruBenefit SelectSM had been investing in that Variable Investment Option during a specified period. Fees associated with the VIP Money Market Portfolio are reflected; however, all fees, expenses, and charges associated with PruBenefit SelectSM are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the VIP Money Market Portfolio at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from the Coverage Fund, and dividing the difference by the value of the VIP Money Market Portfolio at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-

9

thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the VIP Money Market Portfolio will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The following financial statements describe the financial condition of Prudential as well as the Account. The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts. The financial statements of the Account show all the Account’s subaccounts as of December 31, 2006.

10

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2006 and 2005 (in millions)

	2006	2005
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2006—$116,477; 2005—$110,107)	$119,828	$114,825
Trading account assets supporting insurance liabilities, at fair value	13,114	12,760
Other trading account assets, at fair value	1,168	1,056
Equity securities, available for sale, at fair value (cost: 2006—$4,560; 2005—$4,277)	5,411	4,796
Commercial loans	22,445	20,761
Policy loans	7,601	7,227
Other long-term investments	2,680	2,346
Short-term investments and other	4,044	3,320

Total investments	176,291	167,091

Cash and cash equivalents	5,597	5,331
Accrued investment income	1,676	1,657
Reinsurance recoverables	2,590	4,099
Deferred policy acquisition costs	6,129	5,462
Other assets	7,398	7,058
Due from parent and affiliates	3,539	3,024
Separate account assets	141,702	123,305

TOTAL ASSETS	$344,922	$317,027

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$74,063	$71,605
Policyholders’ account balances	65,719	61,448
Policyholders’ dividends	3,631	3,906
Reinsurance payables	2,452	3,666
Securities sold under agreements to repurchase	11,267	12,270
Cash collateral for loaned securities	6,931	5,352
Income taxes	1,958	1,785
Short-term debt	8,106	6,948
Long-term debt	4,113	2,751
Other liabilities	5,896	5,253
Due to parent and affiliates	2,564	1,039
Separate account liabilities	141,702	123,305

Total liabilities	328,402	299,328

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2006 and 2005)	2	2
Additional paid-in capital	14,646	14,607
Accumulated other comprehensive income (loss)	(65)	605
Retained earnings	1,937	2,485

Total stockholder’s equity	16,520	17,699

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$344,922	$317,027

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2006, 2005 and 2004 (in millions)

	2006	2005	2004
REVENUES
Premiums	$8,480	$8,129	$7,360
Policy charges and fee income	1,800	1,799	1,730
Net investment income	9,380	8,875	8,198
Realized investment gains, net	285	797	964
Other income	968	563	663

Total revenues	20,913	20,163	18,915

BENEFITS AND EXPENSES
Policyholders’ benefits	10,020	9,408	8,679
Interest credited to policyholders’ account balances	2,638	2,275	2,098
Dividends to policyholders	2,538	2,672	2,382
General and administrative expenses	3,424	3,313	3,031

Total benefits and expenses	18,620	17,668	16,190

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	2,293	2,495	2,725

Income taxes:
Current	326	(85)	514
Deferred	245	254	281

Total income tax expense	571	169	795
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	1,722	2,326	1,930

Income (loss) from discontinued operations, net of taxes	75	(6)	18
Cumulative effect of accounting change, net of taxes	—	—	(52)

NET INCOME	$1,797	$2,320	$1,896

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2006, 2005 and 2004 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Deferred Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2003	$2	$14,576	$1,119	$(16)	$2,265	$17,946
Dividend to parent	—	—	(600)	—	—	(600)
Sale of fixed maturities to an affiliate	—	4	—	—	(4)	—
Long-term stock-based compensation program	—	24	—	(13)	—	11
Comprehensive income:
Net income	—	—	1,896	—	—	1,896
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	2	2
Change in net unrealized investment gains	—	—	—	—	(712)	(712)
Additional pension liability adjustment	—	—	—	—	(12)	(12)
Cumulative effect of accounting change	—	—	—	—	69	69

Other comprehensive loss						(653)

Total comprehensive income						1,243

Balance, December 31, 2004	2	14,604	2,415	(29)	1,608	18,600
Dividend to parent	—	—	(2,250)	—	—	(2,250)
Purchase of fixed maturities from an affiliate	—	(1)	—	—	1	—
Long-term stock-based compensation program	—	4	—	29	—	33
Comprehensive income:
Net income	—	—	2,320	—	—	2,320
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	13	13
Change in net unrealized investment gains	—	—	—	—	(967)	(967)
Additional pension liability adjustment	—	—	—	—	(50)	(50)

Other comprehensive loss						(1,004)

Total comprehensive income						1,316

Balance, December 31, 2005	2	14,607	2,485	—	605	17,699
Dividend to parent	—	—	(2,345)	—	—	(2,345)
Capital contribution from parent	—	1	—	—	—	1
Long-term stock-based compensation program	—	38	—	—	—	38
Impact of adoption of Statement of Financial Accounting Standards (“SFAS”) No. 158, net of tax	—	—	—	—	(522)	(522)
Comprehensive income:
Net income	—	—	1,797	—	—	1,797
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	17	17
Change in net unrealized investment gains	—	—	—	—	(189)	(189)
Additional pension liability adjustment	—	—	—	—	24	24

Other comprehensive loss						(148)

Total comprehensive income						1,649

Balance, December 31, 2006	$2	$14,646	$1,937	$—	$(65)	$16,520

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2006, 2005 and 2004 (in millions)

	2006	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,797	$2,320	$1,896
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains, net	(285)	(797)	(964)
Policy charges and fee income	(473)	(609)	(580)
Interest credited to policyholders’ account balances	2,638	2,275	2,098
Depreciation and amortization, including premiums and discounts	70	166	270
Change in:
Deferred policy acquisition costs	(636)	(136)	(10)
Future policy benefits and other insurance liabilities	962	1,607	611
Trading account assets supporting insurance liabilities and other trading account assets	(340)	(973)	(2,124)
Income taxes	525	(611)	584
Due to/from parent and affiliates	1,859	(76)	(706)
Other, net	(227)	(610)	1,399

Cash flows from operating activities	5,890	2,556	2,474

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	83,667	71,797	62,363
Equity securities, available for sale	2,994	2,239	1,931
Commercial loans	3,714	4,010	3,692
Policy loans	748	786	868
Other long-term investments	960	668	732
Short-term investments	6,882	8,065	13,224
Payments for the purchase/origination of:
Fixed maturities, available for sale	(88,521)	(79,739)	(70,942)
Equity securities, available for sale	(3,034)	(2,551)	(1,913)
Commercial loans	(5,134)	(3,997)	(3,596)
Policy loans	(815)	(530)	(572)
Other long-term investments	(913)	(411)	(616)
Short-term investments	(7,682)	(8,070)	(9,884)
Acquisitions, net of cash acquired.	724	—	(2,056)
Due to/from parent and affiliates	(504)	(256)	1,963
Other, net	(85)	—	—

Cash flows used in investing activities	(6,999)	(7,989)	(4,806)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	20,323	18,659	13,747
Policyholders’ account withdrawals	(19,741)	(18,402)	(12,397)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	575	2,680	1,469
Net change in financing arrangements (maturities of 90 days or less)	220	5,046	(955)
Proceeds from the issuance of debt (maturities longer than 90 days)	3,826	1,006	2,507
Repayments of debt (maturities longer than 90 days)	(1,512)	(999)	(1,789)
Excess tax benefits from share-based payment arrangements	39	—	—
Cash payments to or in respect of eligible policyholders	—	(9)	(1)
Dividend to parent	(2,345)	(2,250)	(600)

Cash flows from financing activities	1,385	5,731	1,981

Effect of foreign exchange rate changes on cash balances	(10)	(16)	(32)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	266	282	(383)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,331	5,049	5,432

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,597	$5,331	$5,049

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$(171)	$489	$(88)

Interest paid	$628	$422	$213

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, goodwill, valuation of business acquired, valuation of investments including derivatives, future policy benefits including guarantees, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income.” The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private fixed maturities, the fair value is determined typically by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products included in the Retirement segment, which are experience rated, meaning that the investment results associated with these products will ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Asset management fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Asset management fees and other income.”

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is reported in “Net investment income.”

Commercial loans originated and held are carried at unpaid principal balances, net of an allowance for losses. Commercial loans acquired are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Asset management fees and other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, in which the Company does not exercise control, investment real estate, and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships, other than the Company’s investment in operating joint ventures, is included in “Net investment income.”

Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income and impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for disposal and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses) are computed using the specific identification method. Adjustments to the costs of fixed maturities and equity securities for other than temporary impairments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, currency or interest rate); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the modified coinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA Corporation (“CIGNA”). The reinsurance recoverables and the reinsurance payables associated with this acquisition are each $1.3 billion and $2.9 billion at December 31, 2006 and 2005, respectively. See Note 4 for additional information about these arrangements. The remaining amounts relate to other reinsurance arrangements entered into by the Company.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block (see Note 10 for a description of the Closed Block), DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.89% at December 31, 2006 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company expects to adopt Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. See “New Accounting Pronouncements.”

For group annuity defined contribution contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method or a method that approximates the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees and other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired (described below), receivables resulting from sales of securities that had not yet settled at the balance sheet date, and the Company’s investment in operating joint ventures. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years. Other liabilities consist primarily of employee benefit liabilities, trade payables, payables resulting from purchases of securities that had not yet settled at the balance sheet date and securities sold but not yet purchased.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in the acquired business. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to gross profits arising principally from fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of this VOBA is amortized based on gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity products, expected mortality is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish loss reserves until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9, and unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block that was established in connection with the Company’s demutualization. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block and the excess of actual cumulative earnings over the expected cumulative earnings, to be paid to Closed Block policyholders unless otherwise offset by future experience.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life and health insurance products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Benefits are recorded as an expense when they are incurred.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 9. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 9.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).”

Other Income

Other income principally includes asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets” are also included in “Other income.”

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in pricing models.

Derivatives are used in a non-dealer capacity in our insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities” in the Consolidated Statements of Financial Position, except for embedded derivatives

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

which are recorded in the Consolidated Statements of Financial Position with the associated host contract. As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

When consummated, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” including an amendment of FASB Statement No. 115. This statement provides companies with an option to report selected financial assets and liabilities at fair value. This statement is effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company is currently assessing the impact of SFAS No. 159 on its consolidated financial position and results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See Note 14 for the effects of this adoption as well as the related required disclosures.

SFAS No. 158 also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company is currently assessing the impact that changing from a September 30 measurement date to a December 31 measurement date will have on the Company’s consolidated financial position and results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently assessing the impact of SFAS No. 157 on the Company’s consolidated financial position and results of operations.

In September 2006, the staff of the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in this SAB express the staff’s views regarding the process of quantifying financial statement

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company’s method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position or results of operations of the Company.

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. The Company expects to adopt FIN No. 48 on January 1, 2007. The Company’s adoption of this guidance will not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2006, the FASB issued FASB Staff Position (“FSP”) No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” an amendment of FASB Statement No. 13. This Staff Position indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. The FSP is effective for fiscal years beginning after December 15, 2006. The Company expects to adopt FSP No. 13-2 on January 1, 2007 and estimates the impact to be a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets.” This statement requires that servicing assets or liabilities are to be initially measured at fair value, with subsequent changes in value reported based on either a fair value or amortized cost approach. Under the previous guidance, such servicing assets or liabilities were initially measured at historical cost and the amortized cost method was required for subsequent reporting. The Company expects to adopt this guidance effective January 1, 2007, and has elected to continue reporting subsequent changes in value using the amortized cost approach. The Company’s adoption of this guidance will not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. This statement also eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. The Company expects to adopt this guidance effective January 1, 2007. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company expects to adopt SOP 05-1 on January 1, 2007. The Company’s adoption of this guidance will not have a material effect on the Company’s consolidated financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In June 2005, the EITF of the FASB reached a consensus on Issue No. 04-5, “Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights.” This Issue first presumes that general partners in a limited partnership control that partnership and should therefore consolidate that partnership, and then provides that the general partners may overcome the presumption of control if the limited partners have: (1) the substantive ability to dissolve or liquidate the limited partnership, or otherwise to remove the general partners without cause or (2) the ability to participate effectively in significant decisions that would be expected to be made in the ordinary course of the limited partnership’s business. This guidance became effective for new or amended arrangements after June 29, 2005, and became effective January 1, 2006 for all arrangements existing as of June 29, 2005 that remain unmodified. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2005, the FASB issued Statement No. 133 Implementation Issue No. B39, “Embedded Derivatives: Application of Paragraph 13(b) to Call Options That are Exercisable Only by the Debtor.” Implementation Issue No. B39 indicates that debt instruments where the right to accelerate the settlement of debt can be exercised only by the debtor do not meet the criteria of Paragraph 13(b) of Statement No. 133, and therefore should not individually lead to such options being considered embedded derivatives. Such options must still be evaluated under paragraph 13(a) of Statement No. 133. This implementation guidance is effective for the first fiscal quarter beginning after December 15, 2005. The Company’s adoption of this guidance effective January 1, 2006 did not have a material effect on the Company’s consolidated financial position or results of operations as the guidance is consistent with the Company’s existing accounting policy.

In December 2004, the FASB issued SFAS No. 123(R), “Share-Based Payment,” which replaces SFAS No. 123. SFAS No. 123(R) requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service in exchange for the award (the vesting period). Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS No. 123, prospectively for all new stock options issued to employees on or after January 1, 2003. Prudential Financial adopted SFAS No. 123(R) on January 1, 2006. On that date, there were no unvested stock options issued prior to January 1, 2003, and therefore the adoption had no impact to the Company’s consolidated financial position and results of operations with respect to the unvested employee options. See below for a discussion of the prospective recognition of compensation cost under the non-substantive vesting period approach.

Prudential Financial issues employee share-based compensation awards to employees of the Company, under a plan authorized by Prudential Financial’s Board of Directors, that are subject to specific vesting conditions; generally the awards vest ratably over a three-year period, “the nominal vesting period,” or at the date the employee retires (as defined by the plan), if earlier. For awards granted prior to January 1, 2006 that specify an employee vests in the award upon retirement, the Company accounts for those awards using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

With Prudential Financial’s adoption of SFAS No. 123(R), the Company revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employee becomes retirement-eligible to apply the non-substantive vesting period approach to all new share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period.

In May 2004, the FASB issued FSP 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” See Note 14 for details regarding the adoption of this pronouncement.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2003, the AcSEC of the AICPA issued SOP 03-3, “Accounting for Certain Loans or Debt Securities Acquired in a Transfer.” The AcSEC issued this SOP to address the need for interpretive guidance regarding accounting for newly acquired loans or debt securities with evidence of deterioration of credit quality since origination. The Company’s adoption of SOP 03-3 on January 1, 2005 did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the AcSEC of the AICPA issued SOP 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” The AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The Company adopted SOP 03-1 effective January 1, 2004. One element of this guidance addressed the accounting for liabilities related to insurance products that provide contractholders with a return based on a contractually referenced pool of investments. These products pass the economics related to the referenced pool of investments to the contractholder. Effective with the Company’s adoption of SOP 03-1, the contractholder liabilities associated with these products are required to be adjusted for changes in the fair value of the related pool of investments.

The effect of adopting SOP 03-1 was a charge of $52 million, net of $29 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. . This charge reflects the net impact of converting large group annuity contracts and certain market value adjusted individual annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Other comprehensive income, net of taxes” of $69 million, net of $40 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, $868 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale” as well as changes in other non-separate account assets. Similarly, upon adoption $868 million in “Separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” and “Future policy benefits,” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The TPA did not have a material impact on the Company’s consolidated financial position or results of operations.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3.	DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2006	2005	2004
	(in millions)
Real estate investments sold or held for sale (1)	$97	$—	$—
Canadian IWP and IH operations (2)	(10)	(31)	11
Healthcare operations (3)	29	22	6

Income (loss) from discontinued operations before income taxes	116	(9)	17
Income tax expense (benefit)	41	(3)	(1)

Income (loss) from discontinued operations, net of taxes	$75	$(6)	$18

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $172 million and $101 million, respectively, at December 31, 2006, and $419 million and $269 million, respectively, at December 31, 2005.

(1)	Reflects the income or loss from discontinued real estate investments. In the third quarter of 2006, the Company recorded a $96 million gain on the sale of wholly-owned real estate property.
(2)

In the third quarter of 2006, the Company entered into a reinsurance transaction related to its Canadian Intermediate Weekly Premium (“IWP”) and Individual Health (“IH”) operations, which resulted in these operations being accounted for as discontinued operations.

(3)

The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2006, 2005 and 2004. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.	ACQUISITIONS

Acquisition of The Allstate Corporation’s Variable Annuity Business

On June 1, 2006 (the “date of acquisition”), the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction for $635 million of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the date of acquisition. The Company’s results of operations include the results of the acquired variable annuity business beginning from the date of acquisition. The assets acquired included primarily cash of $1.4 billion that was subsequently used to purchase investments; VOBA of $648 million that represents the present value of future profits embedded in the acquired contracts; and $97 million of goodwill. The liabilities assumed included primarily a liability for variable annuity contractholders’ account balances of $1.5 billion associated with the coinsurance agreement. The assets acquired and liabilities assumed also included a reinsurance receivable from Allstate and a reinsurance payable to Allstate, each in the amount of $14.8 billion. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position. Pro forma information for this acquisition is omitted as the impact is not material.

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company acquired the retirement business of CIGNA for $2.103 billion, including $2.083 billion of cash consideration and $20 million of transaction costs. The assets acquired and liabilities assumed and the results of operations have been included in the Company’s Consolidated Financial Statements as of that date. The acquisition of this business included the purchase by the Company of all the shares of CIGNA Life Insurance Company (“CIGNA Life”), which became an indirect

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

wholly owned subsidiary of the Company. Concurrent with the acquisition, CIGNA Life entered into reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction to CIGNA Life. Subsequent to its acquisition, the Company changed the name of CIGNA Life to Prudential Retirement Insurance and Annuity Company (“PRIAC”).

The reinsurance arrangements between PRIAC and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without-assumption. PRIAC has established a trust account for the benefit of CIGNA to secure its obligations to CIGNA under the coinsurance-with-assumption and indemnity coinsurance agreements.

The coinsurance-with-assumption arrangement applied to the acquired general account defined contribution and defined benefit plan contracts. Concurrent with the acquisition, CIGNA Life assumed from CIGNA all of the insurance liabilities associated with these contracts, totaling $15.9 billion, and received from CIGNA the related investments. The Company has substantially completed the process of requesting customers to agree to substitute PRIAC for CIGNA in their respective contracts.

The modified-coinsurance-with-assumption arrangements applied to the majority of separate account contracts, and the general account defined benefit guaranteed-cost contracts acquired. Under the modified coinsurance arrangement associated with the separate account contracts, CIGNA retained the separate account and other assets as well as the related separate account and other liabilities until the agreed upon dates of asset transfer but, beginning on the date of acquisition, ceded all of the net profits or losses and related net cash flows associated with the contracts to PRIAC. At the date of acquisition, the statement of financial position for PRIAC included a reinsurance receivable of $32.4 billion and reinsurance payable of $32.4 billion established under these modified coinsurance arrangements and reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. As of December 31, 2005, PRIAC received from CIGNA the separate account assets and concurrently assumed the associated separate account liabilities, which are primarily included in “Separate account assets” and “Separate account liabilities,” respectively, in the Company’s Consolidated Statement of Financial Position. The Company has substantially completed the process of requesting customers to agree to substitute PRIAC for CIGNA in their respective contracts.

The modified-coinsurance-with-assumption arrangement associated with the general account defined benefit guaranteed-cost contracts was similar to the arrangement associated with the separate account contracts; however, beginning two years after the acquisition, the Company had the right to commute this modified coinsurance arrangement in exchange for cash consideration from CIGNA, at which time PRIAC would no longer have a related liability or recoverable and the defined benefit guaranteed cost contracts would remain with CIGNA. At the date of acquisition, the statement of financial position for PRIAC included a reinsurance receivable of $1.8 billion and a reinsurance payable of $1.8 billion under the modified coinsurance arrangement, which were reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. The net profits earned by PRIAC during the two-year period that the modified coinsurance arrangement was in effect are included in “Asset management fees and other income.” Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance receivable and reinsurance payable with CIGNA related to the modified-coinsurance-with-assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

The modified-coinsurance-without-assumption arrangement applies to the remaining separate account contracts acquired and is similar to the modified coinsurance arrangement associated with the separate account contracts described above; however, CIGNA will retain the separate account and other assets and the related liabilities while ceding the net profits or losses and the associated net cash flows to PRIAC for the remaining lives of the contracts. At the date of acquisition, PRIAC established a reinsurance receivable of $1.0 billion and a reinsurance payable of $1.0 billion for this modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table presents an allocation of the purchase price to assets acquired and liabilities assumed at April 1, 2004:

(in millions)
Total invested assets at fair value (1)	$16,927
Cash and cash equivalents	44
Accrued investment income	180
Valuation of business acquired (“VOBA”)	343
Goodwill	424
Deferred tax asset	230
Reinsurance recoverable(2)	35,184
Other assets	172
Separate account assets	25

Total assets acquired	53,529
Future policy benefits – assumed	(9)
Policyholders’ account balances – assumed	(15,865)
Reinsurance payable (2)	(35,184)
Other liabilities	(343)
Separate account liabilities	(25)

Total liabilities assumed	(51,426)

Net assets acquired	$2,103

(1)	Total invested assets include $11.1 billion of “Trading account assets supporting insurance liabilities,” which is primarily comprised of fixed maturities.
(2)

The reinsurance recoverable and reinsurance payable amounts represent amounts receivable and payable under the modified coinsurance arrangements described above and have not been adjusted to reflect the Company’s subsequent receipt of the separate accounts and the retention of the defined benefit guaranteed-cost contracts.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition of CIGNA’s retirement business amounted to $424 million. For tax purposes, the transaction was accounted for as a purchase of assets and did not result in the recognition of any non-deductible assets. In accordance with U.S. GAAP, goodwill will not be amortized but rather will be tested at least annually for impairment.

Pro forma information for the year ended December 31, 2004 is not material and has therefore been omitted.

5.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,359	$503	$43	$6,819
Obligations of U.S. states and their political subdivisions	704	51	1	754
Foreign government bonds	2,291	352	3	2,640
Corporate securities	98,381	3,134	672	100,843
Mortgage-backed securities	8,742	71	41	8,772

Total fixed maturities, available for sale	$116,477	$4,111	$760	$119,828

Equity securities, available for sale	$4,560	$937	$86	$5,411

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2005
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,125	$721	$4	$6,842
Obligations of U.S. states and their political subdivisions	1,801	266	4	2,063
Foreign government bonds	2,768	464	5	3,227
Corporate securities	90,042	3,949	651	93,340
Mortgage-backed securities	9,371	61	79	9,353

Total fixed maturities, available for sale	$110,107	$5,461	$743	$114,825

Equity securities, available for sale	$4,277	$681	$162	$4,796

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2006, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$5,115	$5,141
Due after one year through five years	24,712	25,109
Due after five years through ten years	28,342	29,154
Due after ten years	49,566	51,652
Mortgage-backed securities	8,742	8,772

Total	$116,477	$119,828

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2006	2005	2004
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$73,457	$66,368	$50,519
Proceeds from maturities/repayments	10,162	5,429	11,814
Gross investment gains from sales, prepayments and maturities	701	827	859
Gross investment losses from sales and maturities	(659)	(310)	(263)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(52)	$(44)	$(105)
Writedowns for impairments of equity securities	(25)	(11)	(11)

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2006		2005
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$299	$299	$317	$317

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	122	122	163	163
Foreign government bonds	50	49	75	73
Corporate securities	10,617	10,425	9,814	9,579
Mortgage-backed securities	1,933	1,905	2,300	2,255

Total fixed maturities	12,722	12,501	12,352	12,070

Equity securities	351	314	407	373

Total trading account assets supporting insurance liabilities	$13,372	$13,114	$13,076	$12,760

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $58 million, $(204) million and $(112) million during the years ended December 31, 2006, 2005 and 2004 respectively.

Commercial Loans

The Company’s commercial loans are comprised as follows at December 31:

	2006		2005
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$4,541	20.1%	$4,363	20.9%
Retail stores	3,185	14.1%	2,892	13.9%
Residential properties	18	0.1%	23	0.1%
Apartment complexes	4,540	20.2%	4,673	22.4%
Industrial buildings	5,384	23.9%	5,157	24.7%
Agricultural properties	1,944	8.6%	1,727	8.3%
Other	2,930	13.0%	2,020	9.7%

Total collateralized loans	22,542	100.0%	20,855	100.0%

Valuation allowance	(97)		(94)

Total net collateralized loans	$22,445		$20,761

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California 25% and New York 9% at December 31, 2006.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2006	2005	2004
	(in millions)
Allowance for losses, beginning of year	$94	$130	$132
Release of allowance for losses	5	(7)	—
Charge-offs, net of recoveries	(2)	(29)	(2)

Allowance for losses, end of year	$97	$94	$130

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2006	2005
	(in millions)
Non-performing commercial loans with allowance for losses	$7	$25
Non-performing commercial loans with no allowance for losses	7	13
Allowance for losses, end of year	—	(2)

Net carrying value of non-performing commercial loans	$14	$36

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $19 million, $131 million and $197 million for 2006, 2005 and 2004, respectively. Net investment income recognized on these loans totaled $3 million, $4 million and $17 million for the years ended December 31, 2006, 2005 and 2004, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2006	2005
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$497	$472
Non real estate related	1,142	867

Total joint ventures and limited partnerships	1,639	1,339

Real estate held through direct ownership	92	194
Other	949	813

Total other long-term investments	$2,680	$2,346

Equity Method Investments

Summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures, is as follows:

	At December 31,
	2006	2005
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$2,469	$983
Investments in securities	20,093	5,489
Cash and cash equivalents	431	178
Receivables	501	12
Property and equipment	169	60
Other assets(1)	140	6,825

Total assets	$23,803	$13,547

Borrowed funds-third party	$193	$64
Borrowed funds-Prudential Insurance	13	—
Payables	773	74
Other liabilities(2)	459	10,111

Total liabilities	1,438	10,249
Partners’ capital	22,365	3,298

Total liabilities and partners’ capital	$23,803	$13,547

Equity in partners’ capital included above	$1,256	$849
Equity in limited partnership interests not included above	383	490

Carrying value	$1,639	$1,339

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	2006	2005	2004
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$10	$192	$142
Income from securities investments	352	410	456
Income from other	55	17	—
Interest expense-third party	(13)	(8)	(19)
Depreciation	(16)	(9)	(16)
Management fees/salary expenses	(98)	(17)	(19)
Other expenses	(77)	(221)	(252)

Net earnings	$213	$364	$292

Equity in net earnings included above	55	121	98
Equity in net earnings of limited partnership interests not included above	81	123	142

Total equity in net earnings	$136	$244	$240

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2006	2005	2004
	(in millions)
Fixed maturities, available for sale	$7,054	$6,461	$5,887
Equity securities, available for sale	200	175	137
Trading account assets	640	564	352
Commercial loans	1,432	1,449	1,376
Policy loans	437	422	426
Short-term investments and cash equivalents	440	271	138
Other investment income	247	296	376

Gross investment income	10,450	9,638	8,692
Less investment expenses	(1,070)	(763)	(494)

Net investment income	$9,380	$8,875	$8,198

Carrying value for non-income producing assets included in fixed maturities and commercial loans totaled $18 million and $3 million, respectively. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2006.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2006	2005	2004
	(in millions)
Fixed maturities	$(10)	$473	$491
Equity securities	198	272	389
Commercial loans	(18)	(13)	(13)
Investment real estate	2	—	47
Joint ventures and limited partnerships	118	(5)	64
Derivatives	(38)	71	(9)
Other	33	(1)	(5)

Realized investment gains (losses), net	$285	$797	$964

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2003	$7,711	$(406)	$(1,305)	$(2,443)	$(1,275)	$2,282
Net investment gains (losses) on investments arising during the period	805	—	—	—	(198)	607
Reclassification adjustment for (gains) losses included in net income	(851)	—	—	—	298	(553)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	88	—	—	(34)	54
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(506)	—	164	(342)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(698)	220	(478)
Sale of fixed maturities to an affiliate	(7)	—	—	—	3	(4)
Cumulative effect of accounting change	130	(21)	—	—	(40)	69

Balance, December 31, 2004	7,788	(339)	(1,811)	(3,141)	(862)	1,635
Net investment gains (losses) on investments arising during the period	(1,863)	—	—	—	642	(1,221)
Reclassification adjustment for (gains) losses included in net income	(774)	—	—	—	267	(507)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	176	—	—	(62)	114
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	157	—	(55)	102
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	839	(294)	545
Purchase of fixed maturities from an affiliate	1	—	—	—	—	1

Balance, December 31, 2005	5,152	(163)	(1,654)	(2,302)	(364)	669
Net investment gains (losses) on investments arising during the period	(870)	—	—	—	313	(557)
Reclassification adjustment for (gains) losses included in net income	(218)	—	—	—	79	(139)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	32	—	—	(11)	21
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	311	—	(109)	202
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	437	(153)	284

Balance, December 31, 2006	$4,064	$(131)	$(1,343)	$(1,865)	$(245)	$480

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2006	2005	2004
	(in millions)
Fixed maturities	$3,351	$4,718	$7,286
Equity securities	851	519	666
Derivatives designated as cash flow hedges(1)	(153)	(77)	(165)
Other investments	15	(8)	1

Net unrealized gains on investments	$4,064	$5,152	$7,788

(1)	See Note 19 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$2,576	$37	$202	$6	$2,778	$43
Obligations of U.S. states and their political subdivisions	5	—	249	1	254	1
Foreign government bonds	789	2	28	1	817	3
Corporate securities	17,569	208	13,510	465	31,079	673
Mortgage-backed securities	1,236	7	1,318	33	2,554	40

Total	$22,175	$254	$15,307	$506	$37,482	$760

	2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$738	$4	$29	$1	$767	$5
Obligations of U.S. states and their political subdivisions	89	2	305	1	394	3
Foreign government bonds	806	4	39	1	845	5
Corporate securities	27,551	516	4,237	134	31,788	650
Mortgage-backed securities	4,088	60	641	20	4,729	80

Total	$33,272	$586	$5,251	$157	$38,523	$743

The gross unrealized losses at December 31, 2006 and 2005 are comprised of $639 million and $593 million related to investment grade securities and $121 million and $150 million related to below investment grade securities, respectively. At December 31, 2006, $7 million of the gross unrealized losses represented declines in value of greater than 20%, all of which had been in that position for less than six months, as compared to $13 million at December 31, 2005 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2006, the $506 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, public utilities and services sectors. At December 31, 2005, the $157 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, finance and mortgage-backed securities sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2006 or 2005.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$1,358	$78	$117	$8	$1,475	$86

	2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$1,775	$139	$160	$23	$1,935	$162

At December 31, 2006, $8 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2005, $17 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2006 or 2005.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

	2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$43	$3	$6	$—	$49	$3

	2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$40	$4	$13	$2	$53	$6

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $214 million and $140 million at December 31, 2006 and 2005, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2006 or 2005.

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The table below reflects the carrying amount and balance sheet caption in which the assets of these consolidated VIEs are reported. The liabilities of consolidated VIEs are included in “Other liabilities” and are also reflected in the table below. These liabilities primarily comprise obligations under debt instruments issued by the VIEs, that are non-recourse to the Company. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	At December 31,
	2006	2005
	(in millions)
Other long-term investments	$61	$62
Cash and cash equivalents	4	3
Other assets	4	33

Total assets of consolidated VIEs	$69	$98

Total liabilities of consolidated VIEs	$43	$75

In addition, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The Company is the primary beneficiary of the trust, which is therefore consolidated. The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $6,537 million and $4,172 million at December 31, 2006 and 2005, respectively, is classified on the Consolidated Statements of Financial Position within “Policyholders’ account balances.” See Note 8 for more information on FANIP.

Significant Variable Interests in Unconsolidated Variable Interest Entities

In the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by third parties. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

Included among these structured investments are fixed maturity securities issued by certain VIEs that manage portfolios of fixed maturity investments. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $993 million and $996 million at December 31, 2006 and 2005, respectively, and is reflected in “Fixed maturities, available for sale.”

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2006	2005
	(in millions)
Fixed maturities available for sale	$17,479	$17,067
Trading account assets supporting insurance liabilities	374	439
Other trading account assets	803	853
Separate account assets	4,657	3,482

Total securities pledged	$23,313	$21,841

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $474 million and $505 million at December 31, 2006 and 2005, respectively, of which $232 million in 2006 and $177 million in 2005 had either been sold or repledged.

Assets of $43 million and $238 million at December 31, 2006 and 2005, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $697 million and $706 million at December 31, 2006 and 2005, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2006	2005	2004
	(in millions)
Balance, beginning of year	$5,462	$5,035	$4,933
Capitalization of commissions, sales and issue expenses	854	733	489
Amortization	(218)	(597)	(479)
Change in unrealized investment gains and losses	32	176	88
Other (1)	—	115	4

Balance, end of year	$6,130	$5,462	$5,035

(1)	2005 amount reflects reclassification of DAC balance previously netted against reinsurance payables.

7.	VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2006	2005	2004
	(in millions)
Balance, beginning of year	$302	$327	$—
Acquisitions	647	—	343
Amortization (1)	(95)	(70)	(41)
Interest (2)	44	45	25

Balance, end of year	$898	$302	$327

(1)

The weighted average remaining expected life of VOBA varies by product. The weighted average remaining expected lives were approximately 5 and 19 years for the VOBA related to the insurance transactions associated with Allstate and CIGNA, respectively. The VOBA balances at December 31, 2006 were $602 million and $296 million related to Allstate and CIGNA, respectively.

(2)	The interest accrual rates vary by product. The interest rates were 5.80% and 8.0% for the VOBA related to Allstate and CIGNA, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2007	$98
2008	85
2009	72
2010	63
2011	54
2012 and thereafter	526

Total	$898

Goodwill

The changes in the book value of goodwill are as follows:

	2006	2005
	(in millions)
Balance, beginning of year	$525	$529
Acquisitions	97	—
Other (1)	(3)	(4)

Balance, end of year	$619	$525

(1)	Other represents foreign currency translation and purchase price adjustments.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. There were no impairments recorded in 2006 or 2005.

Other Intangibles

At December 31, 2006, the gross carrying amount and accumulated amortization for the Company’s other intangibles amounted to $50 million and $13 million, respectively, and at December 31, 2005, $15 million and $9 million, respectively. Other intangibles consist primarily of customer relationships, technology and leasehold improvements associated with the acquisitions of Allstate and CIGNA. Amortization expense for other intangibles was $5 million, $4 million and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively. Amortization expense for the other intangibles currently owned by the Company is expected to be approximately $5 million in 2007 and $4 million in 2008, 2009, 2010 and 2011.

8.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2006	2005
	(in millions)
Life insurance	$54,143	$53,218
Individual and group annuities and supplementary contracts	15,384	14,183
Other contract liabilities	2,567	2,302

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	72,094	69,703

Unpaid claims and claim adjustment expenses	1,970	1,902

Total future policy benefits	$74,064	$71,605

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group and individual life and health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 20% and 23% of domestic individual life insurance in force at December 31, 2006 and 2005, respectively, and 89%, 90% and 91% of domestic individual life insurance premiums for 2006, 2005 and 2004, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 0% to 8.3%; less than 1% of reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 1.1% to 14.8%; less than 2% of reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the present values range from 0% to 6.4%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,658 million and $3,034 million are included in “Future policy benefits” with respect to these deficiencies at December 31, 2006 and 2005, respectively.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

The unpaid claims and claim adjustment expenses include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company’s experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 0% to 6.0%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2006	2005
	(in millions)
Individual annuities	$8,166	$7,346
Group annuities	18,220	17,935
Guaranteed investment contracts and guaranteed interest accounts	12,768	13,802
Funding agreements	8,784	5,610
Interest-sensitive life contracts	5,581	4,964
Dividend accumulations and other	12,200	11,791

Policyholders’ account balances	$65,719	$61,448

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2006 and 2005, are $6,537 million and $4,172 million, respectively, of medium-term notes of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 3.9% to 5.7%. Also

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

included in funding agreements at December 31, 2006, are $1,880 million of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 8.0% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

9.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options, similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2006, 2005 and 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2006 and 2005, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2006		December 31, 2005
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)
	(dollars in millions)
Variable Annuity Contracts

Return of net deposits
Account value	$7,104	$57	$2,708	N/A
Net amount at risk	$3	$5	$4	N/A
Average attained age of contractholders	62 years	64 years	62 years	N/A

Minimum return or contract value
Account value	$25,984	$11,537	$12,140	$3,248
Net amount at risk	$2,026	$730	$1,207	$1
Average attained age of contractholders	64 years	59 years	64 years	59 years
Average period remaining until earliest expected annuitization	N/A	5 years	N/A	6 years

(1)	Includes income and withdrawal benefits as described herein. Net amount at risk as of December 31, 2006 includes $733 million relating to GMIB and GMAB balances acquired from Allstate during 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Market value adjusted annuities
Account value	$562	$566	$295	$299

	December 31, 2006	December 31, 2005
	In the Event of Death
	(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No lapse guarantees
Separate account value	$2,070	$1,869
General account value	$782	$594
Net amount at risk	$41,160	$39,173
Average attained age of contractholders	47 years	45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2006	December 31, 2005
	(in millions)
Equity funds	$21,073	$10,278
Bond funds	2,758	809
Balanced funds	3,998	699
Money market funds	994	272
Other	817	140

Total	$29,640	$12,198

In addition to the amounts invested in separate account investment options above, $3,448 million at December 31, 2006 and $2,650 million at December 31, 2005 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum income and withdrawal benefits (“GMIWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through “Realized investment gains (losses), net.” The liabilities for GMWB, GMIWB and GMAB are included in “Future policy benefits.” In 2006, the Company, effective with the Allstate acquisition, began assuming the rights and obligations of Allstate’s GMWB and GMAB features with certain variable annuity products. The Company also assumes risk for the GMWB feature, retroactive to October 2003, via an automatic coinsurance agreement executed in 2004 with the American Skandia Life Assurance Corporation (“ASLAC”), an affiliated company. In 2005, the Company began offering the GMIWB feature with certain variable annuity products. The majority of the risk related to this feature offered by the Company has been ceded, via automatic coinsurance agreements with Pruco Re Ltd. of Bermuda, an affiliated company. In addition, the Company also assumes the risk for the GMIWB feature via an automatic coinsurance agreement with ASLAC, for certain contracts written by that company.

	GMDB	GMIB	GMWB/ GMIWB/ GMAB
	(in millions)
Balance at January 1, 2004	$47	$2	$—
Incurred guarantee benefits (1)	22	5	—
Paid guarantee benefits and other	(23)	—	—

Balance at December 31, 2004	46	7	—

Incurred guarantee benefits (1)	25	5	—
Paid guarantee benefits and other	(17)	—	—
Balance at December 31, 2005	54	12	—

Acquisition	—	—	2
Incurred guarantee benefits (1)	34	12	(11)
Paid guarantee benefits and other	(16)	—	—

Balance at December 31, 2006	$72	$24	$(9)

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates effecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue, (or, in the case of acquired Allstate contracts, at the acquisition date), the present value of expected death benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 1,000 scenarios were stochastically generated and selected.

The GMAB feature guarantees a maturity value. The rider allows the policyholder to select a maturity period ranging from 8 to 20 years. For longer maturity periods, policyholders are given a stronger accumulation benefit. Two options are provided; each has a different asset allocation requirement. Guaranteed maturity values range from 100% to 250% of the initial premium. The guaranteed amount is determined based on the maturity period and which of the two asset allocation models are selected.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time- a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative premiums when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount based on the total guaranteed balance each year for the annuitant’s life. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional interest credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2004	$86
Capitalization	48
Amortization	(14)

Balance at December 31, 2004	120

Capitalization	52
Amortization	(18)

Balance at December 31, 2005	154

Capitalization	65
Amortization	(16)

Balance at December 31, 2006	$203

10.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company recognized a policyholder dividend obligation of $483 million and $326 million at December 31, 2006 and 2005, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block were reflected as a policyholder dividend obligation of $1.865 billion and $2.302 billion at December 31, 2006 and 2005, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).”

On December 14, 2004, Prudential Insurance’s Board of Directors acted to reduce dividends, effective January 1, 2005 on Closed Block policies to reflect changes in the economic environment, primarily the persistent low levels of fixed income interest rates experienced in recent years, as well as poor equity returns. These actions resulted in a $91 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2004. There was no change to the dividend scale for 2006 or 2007.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2006	2005
	(in millions)
Closed Block Liabilities
Future policy benefits	$50,705	$50,112
Policyholders’ dividends payable	1,108	1,089
Policyholder dividend obligation	2,348	2,628
Policyholders’ account balances	5,562	5,568
Other Closed Block liabilities	10,800	9,676

Total Closed Block Liabilities	70,523	69,073

Closed Block Assets
Fixed maturities, available for sale, at fair value	46,707	45,403
Equity securities, available for sale, at fair value	3,684	3,128
Commercial loans	6,794	6,750
Policy loans	5,415	5,403
Other long-term investments	922	923
Short-term investments	1,765	1,340

Total investments	65,287	62,947
Cash and cash equivalents	1,275	2,167
Accrued investment income	662	658
Other Closed Block assets	277	286

Total Closed Block Assets	67,501	66,058

Excess of reported Closed Block Liabilities over Closed Block Assets	3,022	3,015
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	1,844	2,402
Allocated to policyholder dividend obligation	(1,865)	(2,302)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,001	$3,115

Information regarding the policyholder dividend obligation is as follows:

	2006	2005
	(in millions)
Balance, January 1	$2,628	$3,141
Impact on income before gains allocable to policyholder dividend obligation	157	326
Change in unrealized investment gains	(437)	(839)

Balance, December 31	$2,348	$2,628

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block revenues and benefits and expenses for the years ended December 31, 2006, 2005 and 2004 were as follows:

	2006	2005	2004
	(in millions)
Revenues
Premiums	$3,599	$3,619	$3,776
Net investment income	3,401	3,447	3,392
Realized investment gains (losses), net	490	624	709
Other income	50	50	59

Total Closed Block revenues	7,540	7,740	7,936

Benefits and Expenses
Policyholders’ benefits	3,967	3,993	4,056
Interest credited to policyholders’ account balances	139	137	137
Dividends to policyholders	2,518	2,653	2,364
General and administrative expenses	725	717	710

Total Closed Block benefits and expenses	7,349	7,500	7,267

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	191	240	669

Income tax expense	77	35	19

Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$114	$205	$650

11.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. On June 1, 2006, the Company acquired the variable annuity business of Allstate through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement and a modified coinsurance arrangement which are more fully described in Note 4. The acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through its wholly owned subsidiary, PRIAC, to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully disclosed in Note 9.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., American Skandia Life Assurance Corporation and Prudential Seguros Mexico, S.A.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2006	2005	2004
	(in millions)
Direct premiums	$9,204	$8,675	$8,042
Reinsurance assumed	732	660	394
Reinsurance ceded	(1,456)	(1,206)	(1,076)

Premiums	$8,480	$8,129	$7,360

Policyholders’ benefits ceded	$(1,373)	$(1,135)	$(952)

“Premiums” includes affiliated reinsurance assumed of $674 million, $586 million and $317 million and affiliated reinsurance ceded of $(177) million, $(164) million and $(246) million for the years ended December 31, 2006, 2005 and 2004, respectively. “Other income” includes affiliated reinsurance assumed of $54 million, $(6) million and $9 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Affiliated policyholders’ benefits assumed were $81 million, $70 million and $73 million for the years ended December 31, 2006, 2005 and 2004, respectively. Affiliated policyholders’ benefits ceded were $(61) million, $(48) million and $(66) million for the years ended December 31, 2006, 2005, and 2004, respectively. Changes in reserves due to affiliated reinsurance for the years ended December 31, 2006, 2005 and 2004, were $400 million, $325 million and $29 million, respectively.

“General and administrative expenses” include affiliated assumed expenses of $74 million, $69 million and $110 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Reinsurance recoverables at December 31, are as follows:

	2006	2005
	(in millions)
Individual and group annuities (1)	$1,276	$2,913
Life insurance	1,163	1,039
Other reinsurance	139	135

Total reinsurance recoverable	$2,578	$4,087

(1)

Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,282 million and $2,910 million at December 31, 2006 and 2005, respectively.

“Reinsurance recoverables” includes affiliated receivables of $710 million and $626 million at December 31, 2006 and 2005, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 64% of the reinsurance recoverable at December 31, 2006. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Reinsurance payables” includes affiliated payables of $1,075 million and $671 million at December 31, 2006 and 2005, respectively.

Additionally, “Due from parent and affiliates” includes $66 million and $61 million of affiliated receivables at December 31, 2006 and 2005, respectively and “Due to parent and affiliates” includes $1,821 million and $505 million of affiliated payables at December 31, 2006 and 2005, respectively, for an affiliated reinsurance agreement accounted for under the deposit method of accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

Description	2006	2005
	(in millions)
Commercial paper	$7,254	$6,797
Notes payable (1)	599	88
Current portion of long-term debt	253	63

Total short-term debt	$8,106	$6,948

(1)

Notes payable includes notes due to related parties of $555 million at December 31, 2006. Of these notes, $450 million matured on January 4, 2007 and bore an interest rate of 5.2%. The remaining notes are floating rate notes of $65 million and $40 million, maturing March 31, 2007 and December 19, 2007, respectively. Payments on these loans are based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans to range from 7.5% to 26.0% in 2006.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 5.5% and 4.2% at December 31, 2006 and 2005, respectively.

At December 31, 2006, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from three to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2006 and 2005, a portion of commercial paper borrowings were supported by $2,500 million and $2,000 million of the Company’s existing lines of credit, respectively. At December 31, 2006 and 2005, the weighted average maturity of commercial paper outstanding for both years was 17 days.

Long-term Debt

Long-term debt at December 31, is as follows:

Description	Maturity Dates	Rate	2006	2005
			(in millions)
Fixed rate notes:
Fixed rate note subject to set-off arrangements	2009-2011	4.45%-5.11%	$1,692	$957
Surplus notes (1)	2007-2036	4.75%-8.30%	2,436	1,789
Other fixed rate notes	2008-2023	5.50%-7.30%	853	827
Floating rate notes:
Surplus notes (2)	2016	5.36%	600	—

Sub-total			5,581	3,573
Less assets under set-off arrangements (3)			1,468	822

Total long-term debt			$4,113	$2,751

(1)

Fixed rate surplus notes at December 31, 2006 and 2005 includes $1,992 million and $1,095 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 4.75% to 5.7% in 2006 and 4.75% to 5.1% in 2005.

(2)

During 2006, floating rate surplus notes of $300 million were issued to a related party with maturities in 2016. These notes were prepaid prior to December 31, 2006. The interest rate on these notes ranged from 5.72% to 5.88% in 2006.

(3)

Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, relating to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2006 and 2005, the Company was in compliance with all debt covenants.

The fixed rate surplus notes issued by Prudential Insurance are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2006, the Company met these statutory capital requirements. At December 31, 2006 and 2005, $693 million of fixed rate surplus notes were outstanding, of which $250 million is reflected as short-term debt at December 31, 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The floating rate surplus notes were issued by a subsidiary of Prudential Insurance under a Surplus Note Purchase Agreement that provides for the issuance of up to $3 billion of ten-year surplus notes. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments, that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. The derivative instruments discussed above also provide that in the event approval is not obtained to make interest or principal payments, the holder of the surplus notes may have the right to sell the surplus notes to Prudential Financial. As of December 31, 2006, these derivative instruments had no value.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these instruments that qualify for hedge accounting treatment, which is not reflected in the rates presented in the table above, were decreases in interest expense of $29 million and $28 million for the years ended December 31, 2006 and 2005, respectively. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $597 million, $366 million and $202 million, for the years ended December 31, 2006, 2005 and 2004, respectively. Interest expense related to affiliated debt was $74 million for the year ended December 31, 2006. “Due to parent and affiliates” included $18 million associated with the affiliated long-term interest payable at December 31, 2006.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13.	STOCK-BASED COMPENSATION

In 2006 and prior, Prudential Financial issued stock-based compensation including stock options.

Employee Stock Options

As discussed in Note 2, Prudential Financial adopted SFAS No. 123(R) on January 1, 2006 and revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees to apply the non-substantive vesting period approach. Prudential Financial had previously adopted the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, neither Prudential Financial nor the Company recognized any stock-based compensation expense for employee stock options as all options granted had an exercise price equal to the market value of the underlying Common Stock on the date of grant. The results of operations of the Company for the years ended December 31, 2006, 2005 and 2004, include costs of $21 million, $18 million and $11 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company.

14.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, in September 2006 the FASB issued SFAS No. 158. This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See below for the effects of the adoption as well as the related disclosure requirements.

On December 8, 2003, President Bush signed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“the Act”) into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments. On May 19, 2004, the FASB issued FSP 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation (“APBO”) as of January 1, 2004 to account for the subsidy and other effects of the Act. This remeasurement resulted in a $39 million reduction in postretirement benefit costs in 2004. The $39 million reduction in postretirement benefit costs reflects $33 million as a result of the subsidy and is comprised of an $18 million reduction in the amortization of actuarial loss, a $15 million reduction in interest costs, and no reduction in service cost. The reduction in the APBO for the subsidy related to past service was $337 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,251)	$(6,790)	$(2,420)	$(2,685)
Service cost	(123)	(135)	(10)	(11)
Interest cost	(389)	(387)	(128)	(142)
Plan participants’ contributions	—	—	(17)	(17)
Medicare Part D subsidy receipts	—	—	(11)	—
Amendments	(86)	—	(61)	48
Annuity purchase	4	—	—	—
Actuarial gains/(losses), net	311	(396)	(47)	162
Curtailments	—	—	—	—
Settlements	—	—	—	7
Contractual termination benefits	—	—	—	—
Special termination benefits	(3)	(10)	—	—
Transfers from destacked subsidiaries	—	—	—	—
Transfers to destacked subsidiaries	—	11	—	—
Benefits paid	468	456	235	219
Foreign currency changes	—	—	—	(1)

Benefit obligation at end of period	$(7,069)	$(7,251)	$(2,459)	$(2,420)

Change in plan assets
Fair value of plan assets at beginning of period	$9,816	$9,117	$996	$1,056
Actual return on plan assets	826	1,118	117	115
Annuity purchase	(4)	—	—	—
Employer contributions	37	37	135	27
Plan participants’ contributions	—	—	17	17
Benefits paid	(468)	(456)	(235)	(219)

Fair value of plan assets at end of period	$10,207	$9,816	$1,030	$996

Funded status
Funded status at end of period	$3,138	$2,565	$(1,429)	$(1,424)
Unrecognized transition obligation (1)	—	—	—	4
Unrecognized prior service costs (1)	—	125	—	(96)
Unrecognized actuarial losses, net (1)	—	934	—	421
Effects of fourth quarter activity	10	9	31	33

Net amount recognized	$3,148	$3,633	$(1,398)	$(1,062)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,784	$3,987	$—	$—
Accrued benefit liability	(636)	(556)	(1,398)	(1,062)
Intangible asset (1)	—	—	—	—
Additional minimum liability (1)	—	202	—	—

Net amount recognized	$3,148	$3,633	$(1,398)	$(1,062)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—		$3
Prior service cost	191		(25)
Net actuarial loss	491		422

Net amount not recognized	$682		$400

Accumulated benefit obligation	$(6,800)	$(7,007)	$(2,459)	$(2,420)

(1)	As a result of the adoption of SFAS 158 on December 31, 2006, these items are no longer applicable.

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $646 million, $570 million and zero million, respectively, at September 30, 2006 and $633 million, $565 million and zero million, respectively, at September 30, 2005.

In 2006 and 2005, the pension plan purchased annuity contracts from Prudential Insurance for $4 million and zero million, respectively. The approximate future annual benefit payment for all annuity contracts was $24 million and $23 million in 2006 and 2005, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The benefit obligation for pension benefits increased by $86 million in 2006 related to plan amendments. There was an increase of $75 million for a cost of living adjustment for retirees and an increase of $11 million for changes as a result of the Pension Protection Act of 2006. There were no material pension amendments in 2005. There were postretirement amendments in both 2006 and 2005. The benefit obligation for other postretirement benefits increased by $61 million for 2006. There was an increase for $62 million related to the impact of implementing a Retiree Medical Savings Account, which provides an account at retirement that may be used toward the cost of coverage for medical and dental benefits, and a decrease of $1 million related to cost sharing changes for certain retirees for dental benefits. The benefit obligation for other postretirement benefits decreased by $48 million in 2005, reflecting a decrease of $44 million related to cost sharing changes for certain retirees for medical and dental benefits and a decrease of $4 million related to changes in plan co-payment and coinsurance levels for certain retirees for medical benefits.

The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Statement of Financial Position on December 31, 2006 was as follows:

	Pre-SFAS No. 158	Incremental effect of adopting SFAS No. 158	Post-SFAS No. 158
	(in millions)
Other assets	$7,841	$(443)	$7,398
Total assets	345,365	(443)	344,922

Income taxes	$2,355	$(397)	$1,958
Other liabilities	5,420	476	5,896
Total liabilities	328,323	79	328,402

Accumulated other comprehensive income (loss)	$457	$(522)	$(65)
Total stockholder’s equity	17,042	(522)	16,520

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2006	2005	2004	2006	2005	2004
	(in millions)
Components of net periodic (benefit) cost
Service cost	$123	$135	$118	$10	$11	$10
Interest cost	389	387	389	128	142	147
Expected return on plan assets	(731)	(788)	(824)	(89)	(80)	(81)
Amortization of transition obligation	—	—	(23)	1	1	1
Amortization of prior service cost	19	19	19	(10)	(5)	(7)
Amortization of actuarial (gain) loss, net	38	18	18	19	36	28
Settlements	—	—	—	—	2	—
Curtailments	—	—	—	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	3	10	—	—	—	—

Net periodic (benefit) cost	$(159)	$(219)	$(303)	$59	$107	$98

Certain employees in 2006 and 2005 were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2007 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	28	(6)
Amortization of actuarial (gain) loss, net	18	15

Total	$46	$10

The pre-tax change in the additional minimum liability included in “Accumulated other comprehensive income” as of September 30, 2006 and September 30, 2005 is as follows:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(in millions)
Increase (decrease) in minimum liability included in other comprehensive income	$(38)	$76	$—	$—
Impact of adopting SFAS No. 158	(164)	—	—	—

Total	$(202)	$76	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The assumptions as of September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2006	2005	2004	2006	2005	2004
Weighted-average assumptions
Discount rate (beginning of period)	5.50%	5.75%	5.75%	5.50%	5.50%	5.75%
Discount rate (end of period)	5.75%	5.50%	5.75%	5.75%	5.50%	5.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.00%	8.50%	8.75%	9.25%	8.25%	7.75%
Health care cost trend rates (beginning of period)	—	—	—	5.09–9.06%	5.44–10.00%	6.05–10.00%
Health care cost trend rates (end of period)	—	—	—	5.00–8.75%	5.09–9.06%	5.44–10.00%
For 2006, 2005 and 2004, the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2007 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2006, 2005 and 2004, the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2007 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 550 to 600 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2006 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2006. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2007. The expected long-term rate of return for 2007 is 8.00% and 9.25%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2006
(in millions)
One percentage point increase
Increase in total service and interest costs	$10
Increase in postretirement benefit obligation	166

One percentage point decrease
Decrease in total service and interest costs	$9
Decrease in postretirement benefit obligation	143

Pension and postretirement plan asset allocation as of September 30, 2006 and September 30, 2005, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2006	2005	2006	2005
Asset category
U.S. Stocks	27%	29%	77%	79%
International Stocks	6%	7%	10%	10%
Bonds	52%	51%	9%	7%
Short-term Investments	0%	0%	2%	3%
Real Estate	6%	6%	2%	1%
Other	9%	7%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2006 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2006		Postretirement Investment Policy Guidelines as of September 30, 2006
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	18%	33%	54%	99%
International Stocks	2%	7%	1%	13%
Bonds	45%	63%	0%	22%
Short-term Investments	0%	16%	0%	20%
Real Estate	0%	15%	0%	12%
Other	0%	15%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and real estate, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks and, to a lesser extent, bonds, real estate and short-term investments, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets deposited into the plan assets. Bonds provide liquidity and income. Real estate provides for capital growth and income. Short-term investments provide liquidity and allow for defensive asset mixes. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

There were no investments in Prudential Financial Common Stock as of September 30, 2006 or 2005 for either the pension or postretirement plans. Pension plan assets of $8,162 million and $8,201 million are included in separate account assets and liabilities as of September 30, 2006 and 2005, respectively.

The expected benefit payments for the Company’s pension and postretirement plans for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits – Medicare Part D Subsidy Receipts
	(in millions)
2007	$469	$217	$18
2008	461	221	19
2009	465	219	20
2010	439	216	20
2011	476	220	21
2012-2015	2,538	1,006	111

Total	$4,848	$2,099	$209

The Company anticipates that it will make cash contributions in 2007 of approximately $40 million to the pension plans and approximately $160 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2006 and 2005 was $44 million and $55 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $44 million, $44 million and $52 million for the years ended December 31, 2006, 2005 and 2004, respectively.

15.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2006	2005	2004
	(in millions)
Current tax expense (benefit)
U.S.	$293	$(88)	$517
State and local	1	(16)	(12)
Foreign	32	19	9

Total	326	(85)	514

Deferred tax expense (benefit)
U.S.	265	236	284
State and local	(1)	18	(3)
Foreign	(19)	—	—

Total	245	254	281

Total income tax expense	$571	$169	$795

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2006	200	2004
	(in millions)
Expected federal income tax expense	$803	$873	$953
Completion of Internal Revenue Service examination for the years 1997 to 2001	—	(550)	—
Non-taxable investment income	(194)	(160)	(131)
Repatriation of foreign earnings	(18)	69	—
Change in valuation allowance	(1)	(22)	—
Other	(19)	(41)	(27)

Total income tax expense	$571	$169	$795

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2006	2005
	(in millions)
Deferred tax assets
Insurance reserves	$867	$1,007
Policyholder dividends	871	1,212
Other	706	476

Deferred tax assets before valuation allowance	2,444	2,695
Valuation allowance	(1)	(2)

Deferred tax assets after valuation allowance	2,443	2,693

Deferred tax liabilities
Net unrealized investment gains	1489	1,840
Deferred policy acquisition costs	1276	1,173
Employee benefits	292	600
Other	391	346

Deferred tax liabilities	3448	3,959

Net deferred tax liability	$(1,005)	$(1,266)

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2006 and 2005, respectively, the Company had federal net operating and capital loss carryforwards of $149 million and $130 million, which expire between 2010 and 2021. At December 31, 2006, the Company did not have any state operating or capital loss carryforwards for tax purposes. At December 31, 2005, the Company had state operating and capital loss carryforwards for tax purposes approximating $22 million, which will expire by the end of 2007.

The Company previously had not provided U.S. income taxes on unremitted foreign earnings of its non-U.S. operations because such earnings had been considered to be permanently reinvested in such operations. During 2005, the Company determined that historical earnings of its Canadian operations were no longer considered permanently reinvested and will be available for repatriation to the U.S. The U.S. income tax expense of $69 million associated with the repatriation of the Canadian operations’ earnings was recognized in 2005. During 2006, the Company no longer had unrepatriated capital in its Canadian operations and it determined that earnings from its Taiwan investment management subsidiary will be repatriated to the U.S. Accordingly, earnings from its Taiwan investment management subsidiary are no longer considered permanently reinvested. A U.S. income tax benefit of $18 million associated with the assumed repatriation of the 2006 earnings and the change of the repatriation assumption for the Taiwan investment management subsidiary was recognized in 2006. The Company had undistributed earnings of its Taiwan investment management subsidiary of $32 million at December 31, 2005 for which deferred taxes had not been provided.

The amount of income taxes the Company pays is subject to ongoing audits in various jurisdictions. The Company reserves for its best estimate of potential payments/settlements to be made to the Internal Revenue Service (the “Service”), and other taxing jurisdictions for audits ongoing or not yet commenced. In 2006, the Service completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002-2003. The Company anticipates the final report to be submitted to the Joint Committee on Taxation for their review during the first quarter of 2007. The statute of limitations for the 2002-2003 tax years expires in 2008. In addition, in January 2007, the Service began an examination of tax years 2004 through 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s liability for income taxes includes management’s best estimate of potential payments and settlements for audit periods still subject to review by the Service or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period.

On January 26, 2006, the Service officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s consolidated statement of operations for the year ended December 31, 2005 includes an income tax benefit of $550 million, reflecting a reduction in the Company’s liability for income taxes.

For tax year 2007, the Company has chosen to participate in the Service’s new Compliance Assurance Program (the “CAP”). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this new program will significantly shorten the time period between when the Company files its federal income tax return and when the Service completes its examination of the return.

16.	STOCKHOLDER’S EQUITY

Comprehensive Income

The components of comprehensive income for the years ended December 31, are as follows:

	2006	2005	2004
	(in millions)
Net income	$1,797	$2,320	$1,896
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	17	13	2
Change in net unrealized investments gains (losses)(1)	(189)	(967)	(712)
Additional minimum pension liability adjustment	24	(50)	(12)
Cumulative effect of accounting change	—	—	69

Other comprehensive loss, net of tax benefit of $97, $487, $419	(148)	(1,004)	(653)

Comprehensive income	$1,649	$1,316	$1,243

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Additional Minimum Pension Liability Adjustment	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2003	$52	$2,282	$(69)	$—	$2,265
Change in component during year (2)	2	(647)	(12)	—	(657)

Balance, December 31, 2004	54	1,635	(81)	—	1,608
Change in component during year	13	(966)	(50)	—	(1,003)

Balance, December 31, 2005 (3)	67	669	(131)	—	605
Change in component during year	17	(189)	24	—	(148)
Impact of adoption of SFAS 158 (4)	—	—	107	(629)	(522)

Balance, December 31, 2006	$84	$480	$—	$(629)	$(65)

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2004 includes the impact of cumulative effect of accounting change of $69 million and sale of fixed maturities to an affiliate of $4 million.
(3)	Net unrealized investment gains (losses) for 2005 include the purchase of fixed maturities from an affiliate of $1 million.
(4)	See Note 14 for additional information on the adoption of SFAS 158.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and revaluation of assets. Unassigned surplus of Prudential Insurance was $2,825 million at December 31, 2006. There were applicable adjustments for unrealized gains of $1,239 million at December 31, 2006. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($5,973 million as of December 31, 2006) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($263 million for the year ended December 31, 2006). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $444 million, $2,170 million and $1,878 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus of Prudential Insurance amounted to $5,973 million and $7,065 million at December 31, 2006 and 2005, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17.	RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include, PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $446 million, $466 million and $430 million for the years ended December 31, 2006, 2005, and 2004, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $71 million, $64 million and $82 million for the years ended December 31, 2006, 2005 and 2004, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

The amounts due to the Company under all service agreements were $243 million and $245 million at December 31, 2006 and 2005, respectively, and are included in “Due from parent and affiliates.”

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $239 million, $235 million and $220 million in “Net investment income” and $195 million, $114 million and $127 million in “General and administrative expenses” for the years ended December 31, 2006, 2005 and 2004, respectively. “Due to parent and affiliates” also includes $42 million and $47 million at December 31, 2006 and 2005, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2006	2005
			(in millions)
U.S. Dollar floating rate notes (1)	2006-2008	2.78% -5.77%	$105	$135
U.S. Dollar fixed rate note (2)	2007-2010	5.04% -5.37%	293	125
Japanese Yen fixed rate note	2008-2015	0.09% -2.17%	698	705

Total long-term notes receivable – affiliated (3)			1,096	965
Short-term notes receivable – affiliated (4)			2,120	1,748

Total notes receivable – affiliated			$3,216	$2,713

(1)	Included within floating rate notes is the current portion of the long-term notes receivable, which was $75 million and $30 million at December 31, 2006 and 2005, respectively.
(2)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $169 million at December 31, 2006.
(3)

All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (1) above.

(4)	Short-term notes receivable have variable rates, which averaged 5.39% at December 31, 2006 and 4.52% at December 31, 2005. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $12 million and $4 million at December 31, 2006 and 2005, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $144 million, $75 million and $67 million for the years ended December 31, 2006, 2005 and 2004, respectively, and is included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $302 million and $366 million, associated with these transactions at December 31, 2006 and 2005, respectively.

Revenues related to this lending activity were $18 million, $9 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively, and is included in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales of Fixed Maturities between Affiliates

In July and October 2005, the Company purchased fixed maturity investments from an affiliate for a total of $23 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $1 million between the historic amortized cost and the fair value, net of taxes, was recorded as a reduction to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $556 million and $673 million at December 31, 2006 and 2005, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $683 million and $473 million at December 31, 2006 and 2005, respectively.

Retail Medium Term Notes Program

During 2004, the Company began selling funding agreements (“agreements”) to Prudential Financial. As discussed in Note 8, “Policyholders’ account balances” include $1,902 million and $1,075 million related to these agreements at December 31, 2006 and 2005, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $77 million, $41 million and $9 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $45 million at December 31, 2006. “Net investment income” includes $3 million for the year ended December 31, 2006 related to these ventures.

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due on demand as of the reporting date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements.

Investment Contracts

For guaranteed investment contracts, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets supporting insurance liabilities, other trading account assets, broker-dealer related receivables, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2006		2005
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$22,445	$22,855	$20,761	$21,377
Policy loans	7,601	8,438	7,227	8,181
Notes receivable – affiliated	3,216	3,216	2,713	2,741
Investment contracts	57,792	57,900	54,521	54,563
Short-term and long-term debt	12,219	12,366	9,699	9,902

19.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 20 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in our investment portfolio.

Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

When the Company has cash flows that it has allocated for investment in equity securities or plans to sell investments in equity securities, it may enter into equity derivatives as a temporary hedge against an increase or decrease in the price of the securities it intends to purchase or sell. These hedges are intended to permit such investment transactions to be executed with less adverse market impacts. The Company also uses equity-based derivatives to hedge the equity risks embedded in some of its annuity products.

As further described in Note 9, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees which are determined using pricing models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit or equity derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2006, 2005 and 2004 was not material to the results of operations of the Company. In addition, there were no material amounts reclassified into earnings relating to discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2003	$(67)

Net deferred losses on cash flow hedges from January 1 to December 31, 2004	(140)
Amount reclassified into current period earnings	42

Balance, December 31, 2004	(165)

Net deferred gains on cash flow hedges from January 1 to December 31, 2005	120
Amount reclassified into current period earnings	(32)

Balance, December 31, 2005	(77)

Net deferred losses on cash flow hedges from January 1 to December 31, 2006	(57)
Amount reclassified into current period earnings	(19)

Balance, December 31, 2006	$(153)

It is anticipated that a pre-tax loss of approximately $34 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2007, offset by amounts pertaining to the hedged items. As of December 31, 2006, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 17 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were gains of $54 million in 2006, gains of $10 million in 2005 and losses of $24 million in 2004.

For the years ended December 31, 2006, 2005 and 2004, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are settled on a daily basis, the Company has reduced exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into derivative transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty as well as periodic collateral posting. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are settled on a daily basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

20.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2006, 2005 and 2004 was $62 million, $76 million and $73 million, respectively.

The following table presents, at December 31, 2006, the Company’s contractual maturities on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2007	$—	$100	$(27)
2008	604	70	(22)
2009	5	55	(21)
2010	5	36	(9)
2011	6	27	(4)
2012 and thereafter	3,493	66	(12)

Total	$4,113	$354	$(95)

For business reasons, the Company exits certain non-cancelable leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income immediately and release the reserve over the remaining commitment in the year that it is due. Of the $354 million in total non-cancelable operating leases and $95 million in total sub-lease income, $61 million and $69 million, respectively, has been accrued at December 31, 2006.

In connection with the Company’s commercial mortgage operations, it originates commercial mortgage loans. At December 31, 2006, the Company had outstanding commercial mortgage loan commitments with borrowers of $1,358 million.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty. These other commitments amounted to $7,596 million at December 31, 2006 principally reflecting commitments to purchase or fund investments, including $5,823 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company’s maximum potential exposure under these guarantees was $1,815 million at December 31, 2006. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. These guarantees generally expire at various times over the next 10 years. At December 31, 2006, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 19, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying securities become worthless, is $1,618 million at December 31, 2006. These credit derivatives generally have maturities of five years or less.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2006, such contracts in force carried a total guaranteed value of $1,890 million.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2006, the Company has accrued liabilities of $5 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In August 2000, plaintiffs filed a purported national class action in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint asserts claims for breach of the common law duty to disclose material information, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment and seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed this finding and dismissed the claims for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court and in November 2004, it held that, as to the named plaintiffs, the non-disclosure was material. In July 2005, the court certified a class of New Mexico only policyholders denying plaintiffs’ motion to include purchasers from 35 additional states. In September 2005, plaintiffs sought to amend the court’s order on class certification with respect to eight additional states. In March 2006, the court reiterated its denial of a multi-state class and maintained the certification of a class of New Mexico resident purchasers of Prudential life insurance. The court also indicated it would enter judgment on liability against Prudential for the New Mexico class.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

alternative dispute resolution agreement entered into among the Company, over 350 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that the Company conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate federal racketeering laws by advancing legal fees to the law firm with the purpose of limited Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In November 2006, plaintiffs filed a motion seeking to permit over 200 individuals to join the cases as additional plaintiffs, to authorize a joint trial on liability issues for all plaintiffs, and to add a claim under the New Jersey discrimination law. The motion is pending decision.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (NYAG), the Securities and Exchange Commission (SEC), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential Insurance may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating with these inquiries and has had discussions with certain authorities, including the NYAG, in an effort to resolve the inquiries into this matter. In December 2006, the Company reached a resolution of the NYAG investigation. Under the terms of the settlement, the Company paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. The Company also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation, and two shareholder derivative actions, Gillespie v. Ryan and Kahn v. Agnew. Both derivative actions were dismissed without prejudice. In Gillespie, the plaintiff entered into a tolling agreement to permit a Special Evaluation Committee of Prudential Financial’s Board of Directors to investigate and evaluate his demand that Prudential Financial take action regarding these matters. The Committee has completed its investigation and has informed counsel for Mr. Gillespie that it has determined to refuse his demand. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to the Company’s business.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. These investigations are ongoing and not yet complete and it is possible that the Company may receive additional requests from regulators relating to reinsurance arrangements. The Company intends to cooperate with all such requests.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that the Company failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaints seek back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including the Company and related entities, which invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance and that Prudential Insurance and related entities received prepayment of $125 million. A motion by all defendants to dismiss the complaint was denied in June 2005. Defendants’ motions for leave to appeal are pending.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In August 1999, a Company employee and several Company retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against the Company and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and the Company. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, the Company would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and we filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. The court has not yet issued its decision.

In November 1996, plaintiffs filed a purported class action lawsuit against the Company, the Prudential Home Mortgage Company, Inc. and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of Prudential Home Mortgage. In February 1999, the court entered an order dismissing all counts without prejudice with leave to refile after limited discovery. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. In 2002, class certification was denied. In August 2005, the court dismissed the New Jersey Securities Act and RICO claims and the negligent misrepresentation claims. In February 2007, the matter settled in principle.

In October 2002, Stewart v. Prudential, et al. was brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and Pruco Life Insurance Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. The Company’s appeal to the Mississippi Supreme Court is pending.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Report of Independent Auditors

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”) at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for defined benefit pension and other postretirement plans on December 31, 2006 and for certain nontraditional long duration contract and separate accounts on January 1, 2007.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
February 28, 2007

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2006

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio
ASSETS
Investment in the portfolios, at value	$4,338,521	$3,497,043	$14,829,484	$4,898,341

Net Assets	$4,338,521	$3,497,043	$14,829,484	$4,898,341

NET ASSETS, representing:
Equity of participants	$4,338,521	$3,497,043	$14,829,484	$4,898,341

	$4,338,521	$3,497,043	$14,829,484	$4,898,341

Units outstanding	340,748	252,065	1,087,665	347,976

Portfolio shares held	433,852	190,471	416,091	178,446
Portfolio net asset value per share	$10.00	$18.36	$35.64	$27.45
Investment in portfolio shares, at cost	$4,338,506	$2,765,300	$11,536,080	$3,317,193

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio
INVESTMENT INCOME
Dividend income	$186,052	$60,732	$226,876	$50,689

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	17,977	14,063	60,991	20,216

NET INVESTMENT INCOME (LOSS)	168,075	46,669	165,885	30,473

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	44,259	37,496	0
Realized gain (loss) on shares redeemed	(2)	(912)	49,225	16,314
Net change in unrealized gain (loss) on investments	3	261,655	1,666,188	476,132

NET GAIN (LOSS) ON INVESTMENTS	1	305,002	1,752,909	492,446

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$168,076	$351,671	$1,918,794	$522,919

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Neuberger Berman AMT Limited Maturity Bond Portfolio	SVS II Scudder High Yield Portfolio	MFS VIT - Research Bond Series	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund	Franklin Templeton Developing Markets Securities Fund
$1,137,923	$2,146,094	$5,438,261	$8,664,980	$3,683,229	$2,460,035

$1,137,923	$2,146,094	$5,438,261	$8,664,980	$3,683,229	$2,460,035

$1,137,923	$2,146,094	$5,438,261	$8,664,980	$3,683,229	$2,460,035

$1,137,923	$2,146,094	$5,438,261	$8,664,980	$3,683,229	$2,460,035

86,034	150,802	440,657	522,834	234,548	83,627

89,179	256,097	301,456	206,162	196,649	178,393
$12.76	$8.38	$18.04	$42.03	$18.73	$13.79
$1,141,869	$1,981,910	$3,816,290	$6,997,564	$2,299,755	$1,094,640

SUBACCOUNTS (Continued)
Neuberger Berman AMT Limited Maturity Bond Portfolio	SVS II Scudder High Yield Portfolio	MFS VIT - Research Bond Series	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund	Franklin Templeton Developing Markets Securities Fund
$34,785	$149,133	$25,557	$34,026	$39,540	$21,940

4,744	8,793	22,586	37,788	14,325	9,000

30,041	140,340	2,971	(3,762)	25,215	12,940

0	0	0	703,649	0	0
(8,997)	(9,319)	14,162	(122,763)	12,151	107
18,265	56,924	467,995	(299,285)	578,850	489,097

9,268	47,605	482,157	281,601	591,001	489,204

$39,309	$187,945	$485,128	$277,839	$616,216	$502,144

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2006

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio
ASSETS
Investment in the portfolios, at value	$600,035	$548,624	$323,342	$1,362,097

Net Assets	$600,035	$548,624	$323,342	$1,362,097

NET ASSETS, representing:
Equity of participants	$600,035	$548,624	$323,342	$1,362,097

	$600,035	$548,624	$323,342	$1,362,097

Units outstanding	40,520	37,641	16,283	136,585

Portfolio shares held	55,303	102,931	12,337	64,646
Portfolio net asset value per share	$10.85	$5.33	$26.21	$21.07
Investment in portfolio shares, at cost	$599,151	$493,119	$211,499	$916,563

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio
INVESTMENT INCOME
Dividend income	$29,475	$41,258	$4,373	$3,956

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	2,725	2,366	1,301	5,569

NET INVESTMENT INCOME (LOSS)	26,750	38,892	3,072	(1,613)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	5,930	0	9,007	0
Realized gain (loss) on shares redeemed	(7,721)	79	107	(7,002)
Net change in unrealized gain (loss) on investments	(61)	10,273	38,205	28,624

NET GAIN (LOSS) ON INVESTMENTS	(1,852)	10,352	47,319	21,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,898	$49,244	$50,391	$20,009

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio
$415,391	$168,006	$82,177	$510,543	$39,955	$100,998

$415,391	$168,006	$82,177	$510,543	$39,955	$100,998

$415,391	$168,006	$82,177	$510,543	$39,955	$100,998

$415,391	$168,006	$82,177	$510,543	$39,955	$100,998

28,921	12,520	5,830	24,388	2,808	9,147

18,437	22,312	8,120	58,414	3,366	6,429
$22.53	$7.53	$10.12	$8.74	$11.87	$15.71
$218,169	$143,125	$51,649	$362,807	$37,953	$80,320

SUBACCOUNTS (Continued)
Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio
$2,378	$2,974	$1,080	$6,134	$2,471	$866

1,706	713	317	2,072	254	407

672	2,261	763	4,062	2,217	459

0	9,968	0	38,694	105	0
861	(86)	(1)	(197)	(181)	(121)
65,443	1,913	14,890	35,771	(129)	13,436

66,304	11,795	14,889	74,268	(205)	13,315

$66,976	$14,056	$15,652	$78,330	$2,012	$13,774

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2006

	SUBACCOUNTS
	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio
ASSETS
Investment in the portfolios, at value	$46,351	$42,335	$1,417,779	$161,554

Net Assets	$46,351	$42,335	$1,417,779	$161,554

NET ASSETS, representing:
Equity of participants	$46,351	$42,335	$1,417,779	$161,554

	$46,351	$42,335	$1,417,779	$161,554

Units outstanding	3,080	2,366	68,866	15,646

Portfolio shares held	3,145	2,376	59,371	7,507
Portfolio net asset value per share	$14.74	$17.82	$23.88	$21.52
Investment in portfolio shares, at cost	$35,792	$28,246	$1,291,640	$107,700

STATEMENT OF OPERATIONS
For the period ended December 31, 2006
	SUBACCOUNTS
	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio
INVESTMENT INCOME
Dividend income	$167	$0	$0	$74

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	106	178	5,492	692

NET INVESTMENT INCOME (LOSS)	61	(178)	(5,492)	(618)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,100	174,550	2,068
Realized gain (loss) on shares redeemed	3	(11)	(6,094)	118
Net change in unrealized gain (loss) on investments	5,455	4,340	(89,122)	9,057

NET GAIN (LOSS) ON INVESTMENTS	5,458	5,429	79,334	11,243

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,519	$5,251	$73,842	$10,625

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio	MFS Bond Series	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Series Worldwide Growth Portfolio-Institutional Shares	MFS Strategic Income Series
$529,849	$323,934	$3,801,918	$30,914	$841,339	$91,948

$529,849	$323,934	$3,801,918	$30,914	$841,339	$91,948

$529,849	$323,934	$3,801,918	$30,914	$841,339	$91,948

$529,849	$323,934	$3,801,918	$30,914	$841,339	$91,948

21,606	21,729	225,971	1,990	72,668	6,091

22,750	28,144	153,056	1,461	25,903	8,617
$23.29	$11.51	$24.84	$21.16	$32.48	$10.67
$304,812	$303,445	$3,088,773	$26,804	$570,680	$84,837

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio	MFS Bond Series	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Series Worldwide Growth Portfolio-Institutional Shares	MFS Strategic Income Series
$3,064	$13,190	$51,634	$214	$13,483	$4,571

2,570	1,421	14,363	115	3,400	394

494	11,769	37,271	99	10,083	4,177

27,898	1,492	98,383	3,292	0	611
19,800	(139)	2,903	(49)	1,629	(229)
22,275	(1,920)	416,241	(348)	115,478	763

69,973	(567)	517,527	2,895	117,107	1,145

$70,467	$11,202	$554,798	$2,994	$127,190	$5,322

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2006

	SUBACCOUNTS
	Janus Aspen Large Cap Growth - Institutional Shares	Janus Aspen International Growth Portfolio - Institutional Shares	Lazard Retirement Series Small Cap Portfolio	Janus Aspen Mid Cap Growth Portfolio- Service Shares
ASSETS
Investment in the portfolios, at value	$149,490	$204,983	$58,629	$1,624,211

Net Assets	$149,490	$204,983	$58,629	$1,624,211

NET ASSETS, representing:
Equity of participants	$149,490	$204,983	$58,629	$1,624,211

	$149,490	$204,983	$58,629	$1,624,211

Units outstanding	14,675	9,499	3,519	142,572

Portfolio shares held	6,466	4,003	3,387	49,263
Portfolio net asset value per share	$23.12	$51.21	$17.31	$32.97
Investment in portfolio shares, at cost	$107,153	$96,668	$43,101	$1,067,906

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS
	Janus Aspen Large Cap Growth - Institutional Shares	Janus Aspen International Growth Portfolio - Institutional Shares	Lazard Retirement Series Small Cap Portfolio	Janus Aspen Mid Cap Growth Portfolio- Service Shares
INVESTMENT INCOME
Dividend income	$716	$3,330	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	653	724	228	6,077

NET INVESTMENT INCOME (LOSS)	63	2,606	(228)	(6,077)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	4,203	0
Realized gain (loss) on shares redeemed	1,384	1,535	(90)	(2,222)
Net change in unrealized gain (loss) on investments	13,220	56,418	3,513	179,631

NET GAIN (LOSS) ON INVESTMENTS	14,604	57,953	7,626	177,409

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,667	$60,559	$7,398	$171,332

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
AllianceBernstein Capital Real Estate Investment Portfolio	Scudder Government Securities Portfolio	Prudential Conservative Balanced Portfolio
$79,883	$10,986	$347,645

$79,883	$10,986	$347,645

$79,883	$10,986	$347,645

$79,883	$10,986	$347,645

2,774	926	28,619

3,499	895	21,446
$22.83	$12.28	$16.21
$48,553	$10,902	$318,560

SUBACCOUNTS (Continued)
AllianceBernstein Capital Real Estate Investment Portfolio	Scudder Government Securities Portfolio	Prudential Conservative Balanced Portfolio
$1,366	$367	$6,568

312	45	1,215

1,054	322	5,353

8,725	0	552
82	(24)	(506)
10,569	81	21,769

19,376	57	21,815

$20,430	$379	$27,168

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Flexible Managed Portfolio
	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
OPERATIONS
Net investment income (loss)	$168,075	$90,037	$46,669	$41,353
Capital gains distributions received	0	0	44,259	0
Realized gain (loss) on shares redeemed	(2)	0	(912)	4,719
Net change in unrealized gain (loss) on investments	3	0	261,655	56,890

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	168,076	90,037	351,671	102,962

CONTRACT OWNER TRANSACTIONS
Participant net payments	163,236	263,357	180,144	155,031
Policy loans, net of repayments and interest	(1,714)	(545)	(3,299)	(52,869)
Surrenders, withdrawals and death benefits	(109,066)	(327,692)	(99,595)	(155,877)
Net transfers between other subaccounts or fixed rate option	336,665	74,035	177,336	134,757

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	389,121	9,155	254,586	81,042

TOTAL INCREASE (DECREASE) IN NET ASSETS	557,197	99,192	606,257	184,004
NET ASSETS
Beginning of period	3,781,324	3,682,132	2,890,786	2,706,782

End of period	$4,338,521	$3,781,324	$3,497,043	$2,890,786

Beginning units	309,702	308,938	232,690	225,924

Units issued	160,764	136,787	81,805	77,093
Units redeemed	(129,718)	(136,023)	(62,430)	(70,327)

Ending units	340,748	309,702	252,065	232,690

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Prudential Stock Index Portfolio		Prudential Equity Portfolio		Neuberger Berman AMT Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
$165,885	$138,133	$30,473	$22,276	$30,041	$21,609
37,496	310,192	0	0	0	0
49,225	(29,387)	16,314	32,582	(8,997)	(7,648)
1,666,188	115,019	476,132	372,694	18,265	(4,312)

1,918,794	533,957	522,919	427,552	39,309	9,649

328,865	437,549	146,242	90,250	97,219	56,910
(85,946)	(14,365)	(22,494)	(14,020)	(8,348)	(2,758)
(779,504)	(734,923)	(247,888)	(280,150)	(28,321)	(91,913)
431,366	445,679	217,319	182,647	56,956	71,240

(105,219)	133,940	93,179	(21,273)	117,506	33,479

1,813,575	667,897	616,098	406,279	156,815	43,128
13,015,909	12,348,012	4,282,243	3,875,964	981,108	937,980

$14,829,484	$13,015,909	$4,898,341	$4,282,243	$1,137,923	$981,108

1,098,173	1,084,208	340,930	342,461	76,949	74,294

255,268	283,041	103,885	101,958	35,291	27,909
(265,776)	(269,076)	(96,839)	(103,489)	(26,206)	(25,254)

1,087,665	1,098,173	347,976	340,930	86,034	76,949

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS
	SVS II Scudder High Yield Portfolio		MFS VIT – Research Bond Series
	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
OPERATIONS
Net investment income (loss)	$140,340	$159,081	$2,971	$1,238
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(9,319)	(12,136)	14,162	19,684
Net change in unrealized gain (loss) on investments	56,924	(89,524)	467,995	312,980

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	187,945	57,421	485,128	333,902

CONTRACT OWNER TRANSACTIONS
Participant net payments	129,733	81,613	190,163	141,929
Policy loans, net of repayments and interest	(4,836)	693	(41,347)	(68,309)
Surrenders, withdrawals and death benefits	(62,856)	(124,134)	(209,573)	(218,317)
Net transfers between other subaccounts or fixed rate option	104,956	107,716	119,670	221,334

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	166,997	65,888	58,913	76,637

TOTAL INCREASE (DECREASE) IN NET ASSETS	354,942	123,309	544,041	410,539
NET ASSETS
Beginning of period	1,791,152	1,667,843	4,894,220	4,483,681

End of period	$2,146,094	$1,791,152	$5,438,261	$4,894,220

Beginning units	138,423	133,303	436,181	428,844

Units issued	54,762	48,055	128,211	123,190
Units redeemed	(42,383)	(42,935)	(123,735)	(115,853)

Ending units	150,802	138,423	440,657	436,181

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
Dreyfus Variable Investment Developing Leaders Portfolio		Franklin Templeton Foreign Securities Fund		Franklin Templeton Developing Markets Securities Fund
01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
$(3,762)	$(34,588)	$25,215	$18,464	$12,940	$11,755
703,649	0	0	0	0	0
(122,763)	34,371	12,151	6,065	107	7,215
(299,285)	434,603	578,850	226,971	489,097	331,702

277,839	434,386	616,216	251,500	502,144	350,672

260,459	225,664	210,986	102,862	192,475	55,628
(74,985)	(22,423)	(46,214)	(32,996)	(47,381)	(20,357)
(293,564)	(363,191)	(93,454)	(120,016)	(57,310)	(89,406)
281,762	297,061	148,916	160,973	160,866	158,505

173,672	137,111	220,234	110,823	248,650	104,370

451,511	571,497	836,450	362,323	750,794	455,042
8,213,469	7,641,972	2,846,779	2,484,456	1,709,241	1,254,199

$8,664,980	$8,213,469	$3,683,229	$2,846,779	$2,460,035	$1,709,241

511,986	501,763	219,192	209,817	74,098	68,985

150,464	141,478	73,761	64,191	31,143	25,519
(139,616)	(131,255)	(58,405)	(54,816)	(21,614)	(20,406)

522,834	511,986	234,548	219,192	83,627	74,098

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio		Prudential High Yield Bond Portfolio
	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
OPERATIONS
Net investment income (loss)	$26,750	$32,117	$38,892	$32,327
Capital gains distributions received	5,930	3,264	0	0
Realized gain (loss) on shares redeemed	(7,721)	(1,256)	79	766
Net change in unrealized gain (loss) on investments	(61)	(16,517)	10,273	(18,412)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,898	17,608	49,244	14,681

CONTRACT OWNER TRANSACTIONS
Participant net payments	36,547	43,626	(10,550)	(8,925)
Policy loans, net of repayments and interest	(1,341)	(870)	0	48
Surrenders, withdrawals and death benefits	(114,341)	(36,019)	(125)	(23,193)
Net transfers between other subaccounts or fixed rate option	15,000	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(64,135)	6,737	(10,675)	(32,070)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,237)	24,345	38,569	(17,389)
NET ASSETS
Beginning of period	639,272	614,927	510,055	527,444

End of period	$600,035	$639,272	$548,624	$510,055

Beginning units	45,118	44,622	38,412	40,894

Units issued	12,883	12,445	2,263	2,124
Units redeemed	(17,481)	(11,949)	(3,034)	(4,606)

Ending units	40,520	45,118	37,641	38,412

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Prudential Value Portfolio		Prudential Jennison Portfolio		Prudential Global Portfolio
01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
$3,072	$2,112	$(1,613)	$(3,534)	$672	$438
9,007	0	0	0	0	0
107	84	(7,002)	2,101	861	1,465
38,205	30,803	28,624	144,675	65,443	45,633

50,391	32,999	20,009	143,242	66,976	47,536

19,435	18,759	141,060	28,935	(1,006)	(1,905)
(435)	(16)	(7,749)	(75)	(59)	1
(15,597)	(17,890)	(77,486)	(19,353)	(1,555)	(6,992)
30,000	0	134,748	19,220	0	0

33,403	853	190,573	28,727	(2,620)	(8,896)

83,794	33,852	210,582	171,969	64,356	38,640
239,548	205,696	1,151,515	979,546	351,035	312,395

$323,342	$239,548	$1,362,097	$1,151,515	$415,391	$351,035

14,405	14,367	117,009	113,516	29,115	29,941

8,667	5,470	63,304	30,693	2,931	3,617
(6,789)	(5,432)	(43,728)	(27,200)	(3,125)	(4,443)

16,283	14,405	136,585	117,009	28,921	29,115

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS
	American Century VP Balanced Portfolio		American Century VP International Portfolio
	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
OPERATIONS
Net investment income (loss)	$2,261	$2,057	$763	$414
Capital gains distributions received	9,968	58	0	0
Realized gain (loss) on shares redeemed	(86)	163	(1)	(18)
Net change in unrealized gain (loss) on investments	1,913	4,229	14,890	6,587

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,056	6,507	15,652	6,983

CONTRACT OWNER TRANSACTIONS
Participant net payments	2,519	1,975	5,254	3,091
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(7,651)	0	(6,106)
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,519	(5,676)	5,254	(3,015)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,575	831	20,906	3,968
NET ASSETS
Beginning of period	151,431	150,600	61,271	57,303

End of period	$168,006	$151,431	$82,177	$61,271

Beginning units	12,315	12,795	5,411	5,706

Units issued	2,352	1,935	879	707
Units redeemed	(2,147)	(2,415)	(460)	(1,002)

Ending units	12,520	12,315	5,830	5,411

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
American Century VP Value Fund		JP Morgan Bond Portfolio		JP Morgan U.S. Large Cap Core Equity Portfolio
01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
$4,062	$1,615	$2,217	$1,787	$459	$622
38,694	39,846	105	1,042	0	0
(197)	1,938	(181)	(49)	(121)	(250)
35,771	(25,550)	(129)	(1,350)	13,436	444

78,330	17,849	2,012	1,430	13,774	816

2,356	(2,394)	1,984	123	5,017	3,160
0	0	0	0	0	0
(684)	(22,219)	0	(1,841)	(1,214)	(294)
0	33,000	(25,749)	0	0	0

1,672	8,387	(23,765)	(1,718)	3,803	2,866

80,002	26,236	(21,753)	(288)	17,577	3,682
430,541	404,305	61,708	61,996	83,421	79,739

$510,543	$430,541	$39,955	$61,708	$100,998	$83,421

24,295	23,856	4,497	4,624	8,769	8,457

2,868	4,287	590	284	1,683	1,342
(2,775)	(3,848)	(2,279)	(411)	(1,305)	(1,030)

24,388	24,295	2,808	4,497	9,147	8,769

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS
	JP Morgan International Equity Portfolio		JP Morgan Small Company Portfolio
	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
OPERATIONS
Net investment income (loss)	$61	$50	$(178)	$(152)
Capital gains distributions received	0	0	1,100	4,230
Realized gain (loss) on shares redeemed	3	4	(11)	22
Net change in unrealized gain (loss) on investments	5,455	1,282	4,340	(3,068)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,519	1,336	5,251	1,032

CONTRACT OWNER TRANSACTIONS
Participant net payments	653	435	1,538	1,477
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(74)	0	(486)
Net transfers between other subaccounts or fixed rate option	25,749	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	26,402	361	1,538	991

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,921	1,697	6,789	2,023
NET ASSETS
Beginning of period	14,430	12,733	35,546	33,523

End of period	$46,351	$14,430	$42,335	$35,546

Beginning units	1,165	1,133	2,275	2,209

Units issued	2,423	420	813	675
Units redeemed	(508)	(388)	(722)	(609)

Ending units	3,080	1,165	2,366	2,275

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
T.Rowe Price Mid-Cap Growth Portfolio		T.Rowe Price New America Growth Portfolio		Prudential Small Capitalization Stock Portfolio
01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
$(5,492)	$(3,486)	$(618)	$(582)	$494	$887
174,550	54,858	2,068	0	27,898	31,700
(6,094)	513	118	244	19,800	3,950
(89,122)	67,646	9,057	5,648	22,275	36

73,842	119,531	10,625	5,310	70,467	36,573

194,052	112,040	13,169	11,891	1,674	6,574
(3,877)	(16)	(47)	(8)	(17)	(16)
(77,330)	(30,310)	(8,736)	(9,327)	(98,540)	(28,804)
228,362	182,199	0	6,250	(10,000)	6,239

341,207	263,913	4,386	8,806	(106,883)	(16,007)

415,049	383,444	15,011	14,116	(36,416)	20,566
1,002,730	619,286	146,543	132,427	566,265	545,699

$1,417,779	$1,002,730	$161,554	$146,543	$529,849	$566,265

51,708	36,480	15,165	14,253	26,362	27,128

41,197	32,021	6,845	7,842	1,546	2,652
(24,039)	(16,793)	(6,364)	(6,930)	(6,302)	(3,418)

68,866	51,708	15,646	15,165	21,606	26,362

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS
	MFS Bond Series		T.Rowe Price Equity Income Portfolio
	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
OPERATIONS
Net investment income (loss)	$11,769	$14,729	$37,271	$29,230
Capital gains distributions received	1,492	2,726	98,383	128,432
Realized gain (loss) on shares redeemed	(139)	65	2,903	(1,255)
Net change in unrealized gain (loss) on investments	(1,920)	(14,174)	416,241	(59,931)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,202	3,346	554,798	96,476

CONTRACT OWNER TRANSACTIONS
Participant net payments	(1,995)	1,528	286,775	211,871
Policy loans, net of repayments and interest	(219)	(162)	(1,084)	(909)
Surrenders, withdrawals and death benefits	0	(1,197)	(151,736)	(176,437)
Net transfers between other subaccounts or fixed rate option	0	(4,465)	328,331	304,918

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,214)	(4,296)	462,286	339,443

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,988	(950)	1,017,084	435,919

NET ASSETS
Beginning of period	314,946	315,896	2,784,834	2,348,915

End of period	$323,934	$314,946	$3,801,918	$2,784,834

Beginning units	21,883	22,181	196,049	171,078

Units issued	4,823	5,312	83,161	68,920
Units redeemed	(4,977)	(5,610)	(53,239)	(43,949)

Ending units	21,729	21,883	225,971	196,049

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
Neuberger Berman AMT Partners Portfolio		Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares		MFS Strategic Income Series
01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
$99	$116	$10,083	$6,935	$4,177	$5,233
3,292	4	0	0	611	294
(49)	109	1,629	4,256	(229)	(12)
(348)	1,748	115,478	24,701	763	(4,303)

2,994	1,977	127,190	35,892	5,322	1,212

6,916	3,179	(12,969)	(11,535)	1,680	2,852
0	0	0	0	0	0
0	0	0	(4,733)	0	(9,865)
0	9,465	0	(66,000)	0	0

6,916	12,644	(12,969)	(82,268)	1,680	(7,013)

9,910	14,621	114,221	(46,376)	7,002	(5,801)
21,004	6,383	727,118	773,494	84,946	90,747

$30,914	$21,004	$841,339	$727,118	$91,948	$84,946

1,511	540	73,909	82,864	5,976	6,475

848	1,152	5,731	5,940	670	696
(369)	(181)	(6,972)	(14,895)	(555)	(1,195)

1,990	1,511	72,668	73,909	6,091	5,976

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS
	Janus Aspen Large Cap Growth - Institutional Shares		Janus Aspen International Growth Portfolio - Institutional Shares
	01/ 01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
OPERATIONS
Net investment income (loss)	$63	$(154)	$2,606	$732
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	1,384	874	1,535	3,387
Net change in unrealized gain (loss) on investments	13,220	4,351	56,418	23,843

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,667	5,071	60,559	27,962

CONTRACT OWNER TRANSACTIONS
Participant net payments	21,305	11,671	12,985	2,374
Policy loans, net of repayments and interest	(352)	(29)	(131)	(51)
Surrenders, withdrawals and death benefits	(28,958)	(25,324)	(9,984)	(13,127)
Net transfers between other subaccounts or fixed rate option	0	0	25,000	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,005)	(13,682)	27,870	(10,804)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,662	(8,611)	88,429	17,158

NET ASSETS
Beginning of period	142,828	151,439	116,554	99,396

End of period	$149,490	$142,828	$204,983	$116,554

Beginning units	15,547	17,115	7,907	8,882

Units issued	8,236	9,141	3,991	3,691
Units redeemed	(9,108)	(10,709)	(2,399)	(4,666)

Ending units	14,675	15,547	9,499	7,907

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Lazard Retirement Series Small Cap Portfolio		Janus Aspen Mid Cap Growth Portfolio-Service Shares		AllianceBernstein Capital Real Estate Investment Portfolio
01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
$(228)	$(206)	$(6,077)	$(4,444)	$1,054	$1,582
4,203	3,332	0	0	8,725	5,842
(90)	369	(2,222)	2,735	82	56
3,513	(1,940)	179,631	122,970	10,569	(1,571)

7,398	1,555	171,332	121,261	20,430	5,909

9,318	4,781	179,064	89,192	2,631	1,444
(65)	(13)	(5,157)	(3,446)	0	0
(1,263)	(11,172)	(38,575)	(44,588)	(1,708)	(5,932)
0	(803)	175,738	97,862	0	0

7,990	(7,207)	311,070	139,020	923	(4,488)

15,388	(5,652)	482,402	260,281	21,353	1,421

43,241	48,893	1,141,809	881,528	58,530	57,109

$58,629	$43,241	$1,624,211	$1,141,809	$79,883	$58,530

3,000	3,512	113,368	97,862	2,737	2,969

2,199	2,535	73,489	48,502	847	1,043
(1,680)	(3,047)	(44,285)	(32,996)	(810)	(1,275)

3,519	3,000	142,572	113,368	2,774	2,737

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS
	Scudder Government Securities Portfolio		Prudential Conservative Balanced Portfolio
	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005
OPERATIONS
Net investment income (loss)	$322	$332	$5,353	$3,360
Capital gains distributions received	0	0	552	1,808
Realized gain (loss) on shares redeemed	(24)	(27)	(506)	(185)
Net change in unrealized gain (loss) on investments	81	(125)	21,769	1,533

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	379	180	27,168	6,516

CONTRACT OWNER TRANSACTIONS
Participant net payments	1,871	1,320	56,930	37,624
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(348)	(675)	(1,194)	(327)
Net transfers between other subaccounts or fixed rate option	0	0	37,154	28,465

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,523	645	92,890	65,762

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,902	825	120,058	72,278

NET ASSETS
Beginning of period	9,084	8,259	227,587	155,309

End of period	$10,986	$9,084	$347,645	$227,587

Beginning units	794	737	20,599	14,475

Units issued	976	1,064	18,098	10,720
Units redeemed	(844)	(1,007)	(10,078)	(4,596)

Ending units	926	794	28,619	20,599

The accompanying notes are an integral part of these financial statements.

A23

NOTES TO FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

December 31, 2006

Note 1:	General

The Prudential Variable Contract Account GI-2 (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”) was established on June 14, 1988 by a resolution of Prudential’s Board of Directors in conformity with insurance laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a “Participant”.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred and thirty-one subaccounts within the Account. Group Variable Universal Life contracts currently invest in the following thirty-seven subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). The options the Group Variable Universal Life contracts are currently invested in which are a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Value Portfolio, Prudential Jennison Portfolio, Prudential Global Portfolio, Prudential Small Capitalization Stock Portfolio and Prudential Conservative Balanced Portfolio. Options currently invested in by the Group Variable Universal Life contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: Neuberger Berman AMT Limited Maturity Bond Portfolio, SVS II Scudder High Yield Portfolio, MFS VIT—Research Bond Series, Dreyfus Variable Investment Developing Leaders Portfolio, Franklin Templeton Foreign Securities Fund, Franklin Templeton Developing Markets Securities Fund, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Fund, JP Morgan Bond Portfolio, JP Morgan U.S. Large Cap Core Equity Portfolio, JP Morgan International Equity Portfolio, JP Morgan Small Company Portfolio, T.Rowe Price Mid-Cap Growth Portfolio, T.Rowe Price New America Growth Portfolio, MFS Bond Series, T.Rowe Price Equity Income Portfolio, Neuberger Berman AMT Partners Portfolio, Janus Aspen Series Worldwide Growth Portfolio-Institutional Shares, MFS Strategic Income Series, Janus Aspen Large Cap Growth—Institutional Shares, Janus Aspen International Growth Portfolio—Institutional Shares, Lazard Retirement Series Small Cap Portfolio, Janus Aspen Mid Cap Growth Portfolio-Service Shares, AllianceBernstein Capital Real Estate Investment Portfolio and Scudder Government Securities Portfolio.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.
Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments — The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

A24

Note 2:	Significant Accounting Policies (continued)

	Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

	Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.
Note 3:	Taxes
	Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.
Note 4:	Purchases and Sales of Investments

	The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2006 were as follows:
		Purchases	Sales
	Prudential Money Market Portfolio	$875,835	$(504,691)
	Prudential Flexible Managed Portfolio	$824,003	$(583,480)
	Prudential Stock Index Portfolio	$2,411,045	$(2,577,255)
	Prudential Equity Portfolio	$1,040,349	$(967,386)
	Neuberger Berman AMT Limited Maturity Bond Portfolio	$372,606	$(259,844)
	SVS II Scudder High Yield Portfolio	$579,719	$(421,515)
	MFS VIT—Research Bond Series	$1,152,106	$(1,115,779)
	Dreyfus Variable Investment Developing Leaders Portfolio	$1,933,482	$(1,797,598)
	Franklin Templeton Foreign Securities Fund	$805,732	$(599,823)
	Franklin Templeton Developing Markets Securities Fund	$650,562	$(410,912)
	Prudential Diversified Bond Portfolio	$61,384	$(128,244)
	Prudential High Yield Bond Portfolio	$3,814	$(16,855)
	Prudential Value Portfolio	$69,689	$(37,587)
	Prudential Jennison Portfolio	$433,905	$(248,901)
	Prudential Global Portfolio	$7,568	$(11,894)
	American Century VP Balanced Portfolio	$7,861	$(6,055)
	American Century VP International Portfolio	$6,106	$(1,169)
	American Century VP Value Fund	$14,762	$(15,162)
	JP Morgan Bond Portfolio	$2,026	$(26,045)
	JP Morgan U.S. Large Cap Core Equity Portfolio	$5,366	$(1,970)
	JP Morgan International Equity Portfolio	$26,968	$(672)
	JP Morgan Small Company Portfolio	$2,572	$(1,212)
	T.Rowe Price Mid-Cap Growth Portfolio	$638,540	$(302,825)
	T.Rowe Price New America Growth Portfolio	$16,559	$(12,865)
	Prudential Small Capitalization Stock Portfolio	$13,142	$(122,595)
	MFS Bond Series	$5,271	$(8,906)

A25

Note 4:	Purchases and Sales of Investments (continued)
		Purchases	Sales
	T.Rowe Price Equity Income Portfolio	$949,714	$(501,791)
	Neuberger Berman AMT Partners Portfolio	$10,263	$(3,462)
	Janus Aspen Series Worldwide Growth Portfolio—Institutional Shares	$10,399	$(26,768)
	MFS Strategic Income Series	$4,731	$(3,445)
	Janus Aspen Large Cap Growth—Institutional Shares	$24,815	$(33,473)
	Janus Aspen International Growth Portfolio—Institutional Shares	$40,350	$(13,204)
	Lazard Retirement Series Small Cap Portfolio	$10,894	$(3,132)
	Janus Aspen Mid Cap Growth Portfolio-Service Shares	$651,450	$(346,457)
	AllianceBernstein Capital Real Estate Investment Portfolio	$3,583	$(2,972)
	Scudder Government Securities Portfolio	$2,012	$(534)
	Prudential Conservative Balanced Portfolio	$174,174	$(82,499)
Note 5:	Related Party Transactions

	Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

	The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

	The Series Fund has a distribution agreement with Prudential Investment Management Services, LLC, an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

	PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

	Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

A26

Note 6:	Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 were as follows:

	At year ended			For year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Prudential Money Market Portfolio
December 31, 2006	341	$12.73	$4,339	4.65%	0.45%	4.26%
December 31, 2005	310	$12.21	$3,781	2.86%	0.45%	2.44%
December 31, 2004	309	$11.92	$3,682	1.01%	0.45%	0.59%
December 31, 2003	350	$11.85	$4,150	0.84%	0.45%	0.34%
December 31, 2002	513	$11.81	$6,062	1.52%	0.45%	1.11%

	Prudential Flexible Managed Portfolio
December 31, 2006	252	$13.87	$3,497	1.94%	0.45%	11.67%
December 31, 2005	233	$12.42	$2,891	1.97%	0.45%	3.69%
December 31, 2004	226	$11.98	$2,707	1.43%	0.45%	10.21%
December 31, 2003	209	$10.87	$2,269	2.00%	0.45%	23.24%
December 31, 2002	182	$8.82	$1,606	3.02%	0.45%	-13.19%

	Prudential Stock Index Portfolio
December 31, 2006	1,088	$13.63	$14,829	1.67%	0.45%	15.02%
December 31, 2005	1,098	$11.85	$13,016	1.56%	0.45%	4.07%
December 31, 2004	1,084	$11.39	$12,348	1.71%	0.45%	9.94%
December 31, 2003	1,042	$10.36	$10,789	1.25%	0.45%	27.74%
December 31, 2002	1,290	$8.11	$10,464	1.43%	0.45%	-22.69%

	Prudential Equity Portfolio
December 31, 2006	348	$14.08	$4,898	1.13%	0.45%	12.10%
December 31, 2005	341	$12.56	$4,282	1.02%	0.45%	10.98%
December 31, 2004	342	$11.32	$3,876	1.35%	0.45%	9.48%
December 31, 2003	322	$10.34	$3,330	0.79%	0.45%	31.05%
December 31, 2002	455	$7.89	$3,591	0.97%	0.45%	-22.80%

	Neuberger Berman AMT Limited Maturity Bond Portfolio
December 31, 2006	86	$13.23	$1,138	3.30%	0.45%	3.76%
December 31, 2005	77	$12.75	$981	2.69%	0.45%	0.99%
December 31, 2004	74	$12.63	$938	3.89%	0.45%	0.40%
December 31, 2003	68	$12.58	$857	4.63%	0.45%	1.94%
December 31, 2002	67	$12.34	$823	4.77%	0.45%	4.84%

	SVS II Scudder High Yield Portfolio
December 31, 2006	151	$14.23	$2,146	7.63%	0.45%	9.97%
December 31, 2005	138	$12.94	$1,791	9.74%	0.45%	3.42%
December 31, 2004	133	$12.51	$1,668	7.19%	0.45%	11.90%
December 31, 2003	131	$11.18	$1,464	8.19%	0.45%	24.08%
December 31, 2002	116	$9.01	$1,042	9.30%	0.45%	-0.77%

	MFS VIT - Research Bond Series
December 31, 2006	441	$12.34	$5,438	0.51%	0.45%	9.98%
December 31, 2005	436	$11.22	$4,894	0.48%	0.45%	7.32%
December 31, 2004	429	$10.46	$4,484	1.09%	0.45%	15.45%
December 31, 2003	430	$9.06	$3,898	0.70%	0.45%	24.11%
December 31, 2002	455	$7.30	$3,323	0.27%	0.45%	-24.97%

A27

Note 6:	Financial Highlights (continued)

	At year ended			For year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Dreyfus Variable Investment Developing Leaders Portfolio
December 31, 2006	523	$16.57	$8,665	0.41%	0.45%	3.30%
December 31, 2005	512	$16.04	$8,213	0.00%	0.45%	5.33%
December 31, 2004	502	$15.23	$7,642	0.21%	0.45%	10.84%
December 31, 2003	484	$13.74	$6,655	0.03%	0.45%	31.11%
December 31, 2002	435	$10.48	$4,562	0.05%	0.45%	-19.57%

	Franklin Templeton Foreign Securities Fund
December 31, 2006	235	$15.70	$3,683	1.24%	0.45%	20.86%
December 31, 2005	219	$12.99	$2,847	1.16%	0.45%	9.68%
December 31, 2004	210	$11.84	$2,484	1.05%	0.45%	18.05%
December 31, 2003	199	$10.03	$1,995	1.69%	0.45%	31.63%
December 31, 2002	177	$7.62	$1,350	1.58%	0.45%	-19.11%

	Franklin Templeton Developing Markets Securities Fund
December 31, 2006	84	$29.42	$2,460	1.10%	0.45%	27.52%
December 31, 2005	74	$23.07	$1,709	1.29%	0.45%	26.88%
December 31, 2004	69	$18.18	$1,254	1.79%	0.45%	24.18%
December 31, 2003	65	$14.64	$945	1.15%	0.45%	52.34%
December 31, 2002	58	$9.61	$561	1.43%	0.45%	-0.72%

	Prudential Diversified Bond Portfolio
December 31, 2006	41	$14.81	$600	4.87%	0.45%	4.52%
December 31, 2005	45	$14.17	$639	5.52%	0.45%	2.82%
December 31, 2004	45	$13.78	$615	4.46%	0.45%	5.11%
December 31, 2003	47	$13.11	$613	4.10%	0.45%	7.02%
December 31, 2002	47	$12.25	$577	12.01%	0.45%	6.61%

	Prudential High Yield Bond Portfolio
December 31, 2006	38	$14.57	$549	7.85%	0.45%	9.79%
December 31, 2005	38	$13.28	$510	6.85%	0.45%	2.95%
December 31, 2004	41	$12.90	$527	7.35%	0.45%	9.79%
December 31, 2003	43	$11.75	$501	8.21%	0.45%	24.60%
December 31, 2002	123	$9.43	$1,158	17.90%	0.45%	0.96%

	Prudential Value Portfolio
December 31, 2006	16	$19.86	$323	1.51%	0.45%	19.42%
December 31, 2005	14	$16.63	$240	1.42%	0.45%	16.15%
December 31, 2004	14	$14.32	$206	1.30%	0.45%	15.86%
December 31, 2003	20	$12.36	$246	1.73%	0.45%	27.42%
December 31, 2002	16	$9.70	$159	1.80%	0.45%	-22.40%

	Prudential Jennison Portfolio
December 31, 2006	137	$9.97	$1,362	0.32%	0.45%	1.32%
December 31, 2005	117	$9.84	$1,152	0.11%	0.45%	14.05%
December 31, 2004	114	$8.63	$980	0.43%	0.45%	9.10%
December 31, 2003	139	$7.91	$1,099	0.11%	0.45%	29.67%
December 31, 2002	400	$6.10	$2,440	0.22%	0.45%	-31.38%

	Prudential Global Portfolio
December 31, 2006	29	$14.36	$415	0.63%	0.45%	19.07%
December 31, 2005	29	$12.06	$351	0.59%	0.45%	15.55%
December 31, 2004	30	$10.43	$312	0.98%	0.45%	9.10%
December 31, 2003	31	$9.56	$300	0.43%	0.45%	33.52%
December 31, 2002	92	$7.16	$662	1.01%	0.45%	-25.65%

A28

Note 6:	Financial Highlights (continued)

	At year ended			For year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	American Century VP Balanced Portfolio
December 31, 2006	13	$13.42	$168	1.88%	0.45%	9.11%
December 31, 2005	12	$12.30	$151	1.82%	0.45%	4.47%
December 31, 2004	13	$11.77	$151	1.59%	0.45%	9.29%
December 31, 2003	12	$10.77	$132	2.57%	0.45%	18.48%
December 31, 2002	12	$9.09	$110	2.33%	0.45%	-9.73%

	American Century VP International Portfolio
December 31, 2006	6	$14.09	$82	1.53%	0.45%	24.47%
December 31, 2005	5	$11.32	$61	1.18%	0.45%	12.76%
December 31, 2004	6	$10.04	$57	0.53%	0.45%	14.35%
December 31, 2003	5	$8.78	$47	0.72%	0.45%	24.01%
December 31, 2002	5	$7.08	$35	0.53%	0.45%	-20.81%

	American Century VP Value Fund
December 31, 2006	24	$20.93	$511	1.33%	0.45%	18.12%
December 31, 2005	24	$17.72	$431	0.85%	0.45%	4.56%
December 31, 2004	24	$16.95	$404	1.13%	0.45%	13.83%
December 31, 2003	51	$14.89	$760	1.25%	0.45%	28.36%
December 31, 2002	88	$11.60	$1,021	0.91%	0.45%	-13.11%

	JP Morgan Bond Portfolio
December 31, 2006	3	$14.23	$40	4.38%	0.45%	3.72%
December 31, 2005	4	$13.72	$62	3.37%	0.45%	2.35%
December 31, 2004	5	$13.41	$62	3.42%	0.45%	3.87%
December 31, 2003	4	$12.91	$56	3.05%	0.45%	3.20%
December 31, 2002	4	$12.51	$51	0.56%	0.45%	8.41%

	JP Morgan U.S. Large Cap Core Equity Portfolio
December 31, 2006	9	$11.04	$101	0.96%	0.45%	16.09%
December 31, 2005	9	$9.51	$83	1.22%	0.45%	0.90%
December 31, 2004	8	$9.43	$80	0.75%	0.45%	9.02%
December 31, 2003	8	$8.65	$67	0.75%	0.45%	27.58%
December 31, 2002	7	$6.78	$47	0.04%	0.45%	-25.25%

	JP Morgan International Equity Portfolio
December 31, 2006	3	$15.05	$46	0.70%	0.45%	21.47%
December 31, 2005	1	$12.39	$14	0.83%	0.45%	10.20%
December 31, 2004	1	$11.24	$13	0.56%	0.45%	17.82%
December 31, 2003	1	$9.54	$11	0.91%	0.45%	31.95%
December 31, 2002	1	$7.23	$9	0.39%	0.45%	-18.86%

	JP Morgan Small Company Portfolio
December 31, 2006	2	$17.89	$42	0.00%	0.45%	14.46%
December 31, 2005	2	$15.63	$36	0.00%	0.45%	2.95%
December 31, 2004	2	$15.18	$34	0.00%	0.45%	26.61%
December 31, 2003	2	$11.99	$28	0.00%	0.45%	35.48%
December 31, 2002	3	$8.85	$24	0.18%	0.45%	-22.16%

	T.Rowe Price Mid-Cap Growth Portfolio
December 31, 2006	69	$20.59	$1,418	0.00%	0.45%	6.19%
December 31, 2005	52	$19.39	$1,003	0.00%	0.45%	14.23%
December 31, 2004	36	$16.98	$619	0.00%	0.45%	17.83%
December 31, 2003	27	$14.41	$387	0.00%	0.45%	37.76%
December 31, 2002	20	$10.46	$210	0.00%	0.45%	-21.65%

A29

Note 6:	Financial Highlights (continued)

	At year ended			For year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	T.Rowe Price New America Growth Portfolio
December 31, 2006	16	$10.33	$162	0.05%	0.45%	6.94%
December 31, 2005	15	$9.66	$147	0.00%	0.45%	4.01%
December 31, 2004	14	$9.29	$132	0.05%	0.45%	10.33%
December 31, 2003	19	$8.42	$159	0.00%	0.45%	34.72%
December 31, 2002	32	$6.25	$203	0.00%	0.45%	-28.98%

	Prudential Small Capitalization Stock Portfolio
December 31, 2006	22	$24.52	$530	0.54%	0.45%	14.15%
December 31, 2005	26	$21.48	$566	0.61%	0.45%	6.78%
December 31, 2004	27	$20.12	$546	0.57%	0.45%	21.57%
December 31, 2003	32	$16.55	$532	0.23%	0.45%	37.69%
December 31, 2002	99	$12.02	$1,189	0.94%	0.45%	-15.41%

	MFS Bond Series
December 31, 2006	22	$14.91	$324	4.18%	0.45%	3.61%
December 31, 2005	22	$14.39	$315	5.12%	0.45%	1.06%
December 31, 2004	22	$14.24	$316	5.76%	0.45%	5.56%
December 31, 2003	34	$13.49	$453	3.92%	0.45%	8.88%
December 31, 2002	135	$12.39	$1,671	5.82%	0.45%	8.40%

	T.Rowe Price Equity Income Portfolio
December 31, 2006	226	$16.82	$3,802	1.62%	0.45%	18.45%
December 31, 2005	196	$14.20	$2,785	1.60%	0.45%	3.46%
December 31, 2004	171	$13.73	$2,349	1.65%	0.45%	14.42%
December 31, 2003	134	$12.00	$1,607	1.71%	0.45%	25.00%
December 31, 2002	134	$9.60	$1,285	1.75%	0.45%	-13.67%

	Neuberger Berman AMT Partners Portfolio
December 31, 2006	2	$15.54	$31	0.84%	0.45%	11.80%
December 31, 2005	2	$13.90	$21	1.36%	0.45%	17.53%
December 31, 2004	1	$11.83	$6	0.00%	0.45%	18.42%
December 31, 2003	4	$9.99	$39	0.00%	0.45%	35.37%
December 31, 2002	10	$7.38	$72	0.55%	0.45%	-24.62%

	Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares
December 31, 2006	73	$11.58	$841	1.78%	0.45%	17.68%
December 31, 2005	74	$9.84	$727	1.40%	0.45%	5.39%
December 31, 2004	83	$9.33	$773	0.96%	0.45%	4.25%
December 31, 2003	120	$8.95	$1,076	1.11%	0.45%	23.45%
December 31, 2002	371	$7.25	$2,691	0.91%	0.45%	-25.94%

	MFS Strategic Income Series
December 31, 2006	6	$15.10	$92	5.23%	0.45%	6.26%
December 31, 2005	6	$14.21	$85	6.68%	0.45%	1.43%
December 31, 2004	0	$14.01	$91	6.50%	0.45%	7.19%
December 31, 2003	5	$13.07	$65	6.43%	0.45%	9.92%
December 31, 2002	31	$11.89	$374	4.42%	0.45%	7.89%

	Janus Aspen Large Cap Growth - Institutional Shares
December 31, 2006	15	$10.19	$149	0.49%	0.45%	10.88%
December 31, 2005	16	$9.19	$143	0.34%	0.45%	3.82%
December 31, 2004	17	$8.85	$151	0.11%	0.45%	4.12%
December 31, 2003	32	$8.50	$275	0.10%	0.45%	31.17%
December 31, 2002	29	$6.48	$187	0.00%	0.45%	-26.94%

A30

Note 6:	Financial Highlights (continued)

	At year ended			For year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Janus Aspen International Growth Portfolio - Institutional Shares
December 31, 2006	9	$21.58	$205	2.06%	0.45%	46.40%
December 31, 2005	8	$14.74	$117	1.20%	0.45%	31.72%
December 31, 2004	9	$11.19	$99	0.86%	0.45%	18.41%
December 31, 2003	10	$9.45	$92	1.26%	0.45%	34.23%
December 31, 2002	8	$7.04	$59	0.88%	0.45%	-25.97%

	Lazard Retirement Series Small Cap Portfolio
December 31, 2006	4	$16.66	$59	0.00%	0.45%	15.61%
December 31, 2005	3	$14.41	$43	0.00%	0.45%	3.54%
December 31, 2004	4	$13.92	$49	0.00%	0.45%	14.38%
December 31, 2003	3	$12.17	$41	0.00%	0.45%	36.43%
December 31, 2002	3	$8.92	$24	0.00%	0.45%	-18.09%

	Janus Aspen Mid Cap Growth Portfolio-Service Shares
December 31, 2006	143	$11.39	$1,624	0.00%	0.45%	13.11%
December 31, 2005	113	$10.07	$1,142	0.00%	0.45%	11.81%
December 31, 2004	98	$9.01	$882	0.00%	0.45%	20.29%
December 31, 2003	84	$7.49	$629	0.00%	0.45%	34.47%
December 31, 2002	59	$5.57	$328	0.00%	0.45%	-28.31%

	AllianceBernstein Capital Real Estate Investment Portfolio (became available February 01, 2002)
December 31, 2006	3	$28.80	$80	1.97%	0.45%	34.64%
December 31, 2005	3	$21.39	$59	3.29%	0.45%	11.17%
December 31, 2004	3	$19.24	$57	2.28%	0.45%	35.11%
December 31, 2003	3	$14.24	$41	2.95%	0.45%	38.66%
December 31, 2002	1	$10.27	$15	2.16%	0.45%	2.70%

	Scudder Government Securities Portfolio (became available February 01, 2002)
December 31, 2006	1	$11.86	$11	3.66%	0.45%	3.67%
December 31, 2005	1	$11.44	$9	4.33%	0.45%	2.12%
December 31, 2004	1	$11.20	$8	2.64%	0.45%	3.23%
December 31, 2003	1	$10.85	$8	2.52%	0.45%	1.88%
December 31, 2002	1	$10.65	$6	2.41%	0.45%	6.18%

	Prudential Conservative Balanced Portfolio (became available January 01, 2004)
December 31, 2006	29	$12.15	$348	2.43%	0.45%	9.95%
December 31, 2005	21	$11.05	$228	2.24%	0.45%	2.97%
December 31, 2004	14	$10.73	$155	2.02%	0.45%	7.30%

*       These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**     These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

A31

Note 6:	Financial Highlights (continued)

***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or from the effective date of the sub-account through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals — Not to exceed the lesser of $20 or 2% of the amount received.

Loans — Not to exceed $20 for each loan made.

Transfers — Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

Deferred Sales Charges — The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant’s insurance — Not to exceed $20 per statement.

C. Cost of Insurance and Other Related Charges

Participant’s contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales charges, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units.

A32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of The Group Variable Universal Life Subaccounts of

The Prudential Variable Contract Account GI-2

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2006, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2006 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 17, 2007

A33

PART C: OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	Resolutions of the Board of Directors of The Prudential Insurance Company of America.
	i.	Resolution establishing The Prudential Variable Contract Account GI-2. (Note 1)

	ii.	Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 2)

Exhibit (b)	Custodian Agreements. Not Applicable

Exhibit (c)	Underwriting Contracts.
	i.	Form of Distribution Agreement between Pruco Securities, LLC and The Prudential Insurance Company of America. (Note 6)

	ii.	Form of Agreement between Pruco Securities, LLC and the independent brokers with respect to the Sale of the Group Contracts. (Note 7)

Exhibit (d)	Contracts.
	i.	Group Contract. (Note 6)

	ii.	Certificate of Coverage. (Note 6)

	iii.	Assignment Certificate. (Note 6)

Exhibit (e)	Applications.
	i.	Application Form for Group Contract. (Note 6)

Exhibit (f)	Depositor’s Certificate of Incorporation and By-Laws.
	i.	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 4)

	ii.	By-laws of The Prudential Insurance Company of America, as amended September 10, 2002. (Note 3)

Exhibit (g)	Reinsurance Contracts. Not Applicable

Exhibit (h)	Participation Agreements.
	i.	Form of Participation Agreement: Participation Agreement between PICA and Prudential Series Fund. (Note 5)

	ii.	Form of 22c-2 Agreement (Note 7)

Exhibit (i)	Administrative Contracts. Not Applicable

Exhibit (j)	Other Material Contracts. Not Applicable

Exhibit (k)	Legal Opinion.
	i.	Opinion and Consent of Michael J. Scharpf, Esq. as to the legality of the securities being registered. (Note 7)

Exhibit (l)	Actuarial Opinion. Not Applicable

Exhibit (m)	Calculation. Not Applicable

Exhibit (n)	Other Opinions.

	i.	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 7)

Exhibit (o)	Omitted Financial Statements. Not Applicable

Exhibit (p)	Initial Capital Agreements. Not Applicable

Exhibit (q)	Redeemability Exemption.
	i.	Not applicable; disclosure provided in prospectus and statement of additional information.

Exhibit (r)	Powers of Attorney. (Note 7)
F. Becker, G. Bethune, R. Carbone, W. Caperton III, G. Casellas, J. Cullen, W. Gray, III, J. Hanson, C. Horner, K. Krapek, C. Poon, A. Ryan, P. Sayre, J. Unruh

(Note 1)	Incorporated by reference to Registrant’s Form S-6, Registration No. 333-01031, filed February 16, 1996.
(Note 2)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to Registration Statement, Registration No. 333-01031, filed January 27, 1997.
(Note 3)	Incorporated by reference to Post–Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 51 to Form N-1A, Registration No. 2-80896, filed April 28, 2005 on behalf of The Prudential Series Fund.
(Note 6)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-137572, filed December 21, 2006.
(Note 7)	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Directors of Prudential are listed below:

Name and Principal Business Address*	Position and Offices with Depositor
Frederic K. Becker	Director
Gordon M. Bethune	Director
W. Gaston Caperton III	Director
Gilbert F. Casellas	Director
James G. Cullen	Director
William H. Gray, III	Director
Jon F. Hanson	Director
Constance J. Horner	Director
Karl J. Krapek	Director
Christine A. Poon	Director
Arthur F. Ryan	Chairman of the Board
James A. Unruh	Director

Principal Officers of Prudential are listed below:

Name and Principal Business Address*	Position and Offices with Depositor
Vivian L. Banta	Chief Executive Officer, Insurance Division
Richard J. Carbone	Senior Vice President and Chief Financial Officer
Bernard J. Jacob	Senior Vice President and Treasurer
Kathleen M. Gibson	Vice President, Secretary and Corporate Governance Officer
Robert C. Golden	Executive Vice President
Mark B. Grier	Vice Chairman, Financial Management
Susan L. Blount	Senior Vice President and General Counsel
Arthur F. Ryan	Chief Executive Officer and President
Peter B. Sayre	Senior Vice President and Corporate Controller

*	The address of each Director and Officer is 751 Broad Street, Newark, NJ 07102.

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February 28, 2007, the text of which is hereby incorporated by reference.

Item 29.	Indemnification

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

(a)	Pruco Securities, LLC (“Prusec”)

Pruco Securities Corporation (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Group Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Group Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Group Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)	Information concerning the officers, directors and managers of Prusec is set forth below.

Name and Principal Business Address	Position and Offices with Principal Underwriter
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Francine B. Boucher (Note 1)	Chief Legal Officer, Secretary
Bernard Russo (Note 1)	Vice President, Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)	Vice President, Chief Compliance Officer
Joan H. Cleveland (Note 1)	Vice President
Thomas H. Harris (Note 3)	Vice President
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 1)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Bernard J. Jacob (Note 2)	Treasurer
Gregory Bedard (Note 1)	Assistant Controller
James J. Avery, Jr. (Note 1)	Manager

David R. Odenath (Note 2)	Manager
Judy A. Rice (Note 3)	Manager
Martin Chotiner (Note 1)	Assistant Controller

Janice Pavlou (Note 1)	Assistant Controller

Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Robert Montellione (Note 1)	Assistant Controller
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Thomas Castano (Note 1)	Assistant Secretary
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Sue J. Nam (Note 2)	Assistant Secretary
Noreen M. Fierro (Note 2)	Vice President, Anti-Money Laundering Officer

(Note 1)    213 Washington Street, Newark, NJ 07102

(Note 2)    751 Broad Street, Newark, NJ 07102

(Note 3)    100 Mulberry Street, Newark, NJ 07102

(Note 4)    One New York Plaza, 11th Floor, New York, NY 10004

(c)	Compensation

During the year ended December 31, 2006, Prusec received no compensation or commissions from The Prudential Variable Contract Account GI-2.

Item 31.	Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102. The Principal Underwriter, Pruco Securities, LLC (“Prusec”) is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32.	Management Services

Not Applicable.

Item 33.	Fee Representation

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the Registrant’s Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this

19th day of April, 2007.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

(Registrant)

By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Depositor)

By:	/s/ ROSANNE J. BARUH
Rosanne J. Baruh
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE AND TITLE

/s/*ARTHUR F. RYAN
ARTHUR F. RYAN
CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF OPERATING OFFICER

/s/*RICHARD J. CARBONE
RICHARD J. CARBONE
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

/s/*PETER B. SAYRE
PETER B. SAYRE
SENIOR VICE PRESIDENT AND CORPORATE CONTROLLER

/s/*FREDERIC K. BECKER
FREDERIC K. BECKER
DIRECTOR

/s/*GORDON M. BETHUNE
GORDON M. BETHUNE
DIRECTOR

/s/*W. GASTON CAPERTON, III
W. GASTON CAPERTON, III
DIRECTOR

/s/*GILBERT F. CASELLAS
GILBERT F. CASELLAS
DIRECTOR

/s/*JAMES G. CULLEN
JAMES G. CULLEN
DIRECTOR

/s/*WILLIAM H. GRAY, III
WILLIAM H. GRAY, III
DIRECTOR

/s/*JON F. HANSON
JON F. HANSON
DIRECTOR

/s/*CONSTANCE J. HORNER
CONSTANCE J. HORNER
DIRECTOR

/s/*KARL J. KRAPEK
KARL J. KRAPEK
DIRECTOR

/s/*CHRISTINE A. POON
CHRISTINE A. POON
DIRECTOR

/s/*JAMES A. UNRUH
JAMES A. UNRUH
DIRECTOR

*By:	THOMAS C. CASTANO
THOMAS C. CASTANO
Attorney-in-fact
April 19, 2007

EXHIBIT INDEX

Item 26

(c)(ii)	Form of Agreement between Pruco Securities, LLC and the independent brokers with respect to the Sale of the Group Contracts.

(h)(ii)	Form of 22c-2 Agreement

(k)	Opinion and Consent of Michael J. Scharpf, Esq. as to the legality of the securities being registered.

(n)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

(r)	Powers of Attorney: F. Becker, G. Bethune, R. Carbone, W. Caperton III, G. Casellas, J. Cullen, W. Gray, III, J. Hanson, C. Horner, K. Krapek, C. Poon, A. Ryan, P. Sayre, J. Unruh